UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1 )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRST UNITED ETHANOL, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Preliminary Proxy Statement
4433 Lewis B. Collins Road
Pelham, Georgia 31779
NOTICE OF SPECIAL MEETING OF MEMBERS
To be held on                     , 2010
Notice is hereby given that a special meeting of members of First United Ethanol, LLC will be held on                     , 2010, at                            .m. eastern time, at                                           , for the following purposes:
1.
Amendment to our Second Amended and Restated Operating Agreement for the Reclassification. To amend our Second Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units, Class A Units, Class B Units and Class C Units.

2.
Reclassification of Units. To reclassify certain of our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

3.
Amendment to our Second Amended and Restated Operating Agreement for Anti-dilution Provisions. To amend our Second Amended and Restated Operating Agreement to remove the provisions that require member approval to issue units in the future at a price that is less than thirty (30%) of the purchase price offered to investors in the Company’s initial registered offering of units or issue units in the future in an aggregate number of units that is greater than 125% of the maximum number of units offered to investors in the company’s initial registered offering of units.

In connection with the proposals to amend our Second Amended and Restated Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 100 or more units will be renamed as Class A Units. Unit holders who are the record holders of at least 21 but no more than 99 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders who are the record holders of 20 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders will not receive any cash as a result of the reclassification. If you receive Class B Units or Class C Units as a result of the reclassification, such units will have reduced voting and other rights. Generally, if the proposed amendments to our Operating Agreement related to the reclassification are approved, the voting rights of the Class A Units will remain relatively unchanged. The voting rights of Class B Units will be restricted to the election of directors and dissolution of the Company. Class C Units will be restricted to voting only on dissolution. Our board of directors will be provided with the authority to disallow a transfer of Class A Units, Class B Units, or Class C Units if such transfer would increase the number of unit holders in the class. Under the proposed Third Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change. Unit holders of record at the close of business on                                          , 2010, are entitled to notice of and to vote at the Special Meeting of Members and any adjournment or postponement of the Special Meeting.

The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and all of the amendments to the Second Amended and Restated Operating Agreement, and we encourage you to read carefully the proxy statement and appendices.
By order of the Directors,

Thomas Dollar II
Chairman of the Board
YOUR VOTE IS VERY IMPORTANT.
Whether or not you plan to attend the special meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope. If you attend the special meeting, you may still vote in person if you wish, even if you have previously returned your proxy card. You may fax the enclosed proxy card to the Company at (229) 522-2824 or mail it to us using the enclosed envelope. The proxy card must be returned to the Company no later than 5:00 p.m. on                     , 2010.
Your board of directors unanimously recommends that you vote “FOR” approval of the proposed amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement that will effect the reclassification and the amendments that will remove the anti-dilution provisions. Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 100 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 99 or fewer than 21 units into Class B Units, and the units held by unit holders who are the record holders of 20 or fewer units into Class C Units.

Preliminary Proxy Statement

SUMMARY TERM SHEET	5

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION	5

SPECIAL FACTORS	15

QUESTIONS RELATED TO THE OTHER PROPOSED AMENDMENTS TO THE OPERATING AGREEMENT
39~~3935~~
THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT	40~~4036~~

DESCRIPTION OF UNITS	42~~4238~~

PROPOSED NON-RECLASSIFICATION RELATED AMENDMENTS TO THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT	50~~5045~~

ABOUT THE SPECIAL MEETING	50~~5046~~

FINANCIAL INFORMATION	54~~5450~~

MARKET PRICE OF FIRST UNITED ETHANOL, LLC UNITS AND DISTRIBUTION INFORMATION	60~~6056~~

IDENTITY AND BACKGROUND OF FILING PERSONS	60~~6056~~

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	62~~6258~~

UNIT PURCHASE INFORMATION	63~~6359~~

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	63~~6359~~

OTHER MATTERS	65~~6561~~

Preliminary Proxy Statement
SUMMARY TERM SHEET
This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement. However, it is a summary only. To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.
In this proxy statement, “First United,” “FUEL,” “we,” “our,” “ours,” “us” and the “Company” refer to First United Ethanol, LLC, a Georgia limited liability company. The term “reclassification” refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C. The reclassification is designed to reduce the number of FUEL unit holders of record holding our common equity units to below 300 by reclassifying a portion of the common equity units as Class A Units, and the remaining units will be reclassified as Class B or Class C Units which will result in less than 500 unit holders of each of our Class B and Class C Units. This will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. “Class A unit holders” refers to unit holders of our common equity units of record with 100 or more units. The new “Class B unit holders” refers to all the FUEL unit holders of record with between 21 and 99 units. The new “Class C unit holders” refers to all the FUEL unit holders of record with 20 or fewer units. References to our “common equity units” refer to our currently outstanding membership units; a portion of such outstanding units will be renamed as Class A units in the event the reclassification transaction is consummated.
First United Ethanol, LLC
First United Ethanol, LLC was formed as a Georgia limited liability company on March 9, 2005. Our principal business office is currently located at 4433 Lewis B. Collins Road, Pelham, Georgia. We are managed by a ten member board of directors. Our telephone number is (229) 522-2822.
Since October 2008, we have been engaged in the operation of a 100 million gallon per year ethanol plant. Our revenues are derived from the sale and distribution of our ethanol and distiller’s grains throughout the United States.
QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION
TRANSACTION
Q:	What is the proposed reclassification transaction?

A:
We are proposing that our members adopt a Third Amended and Restated Operating Agreement that will include amendments to our currently effective Second Amended and Restated Operating Agreement dated April 5, 2006. If the proposed Third Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 100 or more units into Class A Units, units held by holders of 21 to 99 units into Class B Units, and units held by holders of 20 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder. Unit holders will not receive any cash as a result of the reclassification. If you receive Class B Units or Class C Units as a result of the reclassification, such units will have reduced voting and other rights.

We are proposing that you adopt two general amendments related to the reclassification to our currently effective Second Amended and Restated Operating Agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C Units, and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes. Unless both amendments pass, neither amendment will be implemented. Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved. See “ — Overview of the Reclassification Transaction” beginning on page      .

Q:	What is the purpose and structure of the proposed reclassification transaction?

A:
The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as “going private”) by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A Units, to less than 300 and by having under 500 record unit holders of each of our Class B and Class C Units. This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents. It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See “ — Purpose and Structure of the Reclassification Transaction” beginning on page      .

The reclassification transaction is being effected at the record unit holder level. This means that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified. The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level in part to allow members some flexibility with respect to how their units will be treated in the reclassification transaction. See “ — Purpose and Structure of the Reclassification Transaction” beginning on page      . Members of record who would prefer to continue as holders of our common equity units (to be designated as Class A membership units), had the option to elect to do so by acquiring sufficient units so that they hold 100 units or more units prior to October 15, 2010. Record holders owning 100 or more of our existing common equity units who wish to receive Class B or Class C units for units may reduce their ownership of record to 99 or fewer units or 20 or fewer units, respectively, by selling or gifting some of their units or transferring to a separate record of account some of their units prior to October 15, 2010. However, in any case, these unit holders had to act within the constraints of the transfer restrictions in our Second Amended and Restated Operating Agreement, the securities laws and the IRS publicly traded partnership rules. We have restricted transfers after October 15, 2010 to allow the Company to determine definitively the number of Class A, Class B and Class C members that would result from the reclassification prior to providing our members with proxy materials. This restriction on transfers applies only to optional transfers and does not restrict transfers as a result of a court order, such as upon the occurrence of the death of a member.

Q:	What will I receive in the reclassification transaction?

A:
If you own, in record name, 100 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A Units. If you own, in record name, 21 to 99 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B Units. If you own, in record name, 20 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C Units.

In the event the proposals to amend our current Second Amended and Restated Operating Agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C Units:
•	You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C Units;

•	You may hold units even less liquid than the units you currently hold because there is no existing market for our Class A, Class B or Class C Units;

•	Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;

•	All of our unit holders will receive a security with very limited transferability rights; and

•	All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

For additional information, see “—Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page       and “—Effects of the Reclassification Transaction on FUEL; Plans or Proposals after the Reclassification Transaction” beginning on page      .

Q:	What will be the effects of the reclassification transaction?

A:
The reclassification transaction is a “going private transaction” for FUEL, meaning that it will allow us to deregister with the Securities and Exchange Commission (“SEC”) and we will no longer be subject to reporting obligations under federal securities laws. As a result of the reclassification transaction, among other things:

•
The number of our record unit holders holding our common equity units currently registered under the Securities Exchange Act of 1934 (“34 Act”), which will be reclassified as Class A Units, will be reduced from approximately 858 to approximately 209 and the number of common equity units outstanding will decrease from 81,984 to approximately 61,164;

•	The number of Class B units will correspondingly increase from zero to approximately 14,849 and be held by approximately 346 Class B unit holders of record;

•	The number of Class C units will correspondingly increase from zero to approximately 5,971 and be held by approximately 303 unit holders of record;

•
As a group, the percentage beneficial ownership of and voting power over Class A Units by all directors and executive officers of FUEL will increase approximately 2.38% from approximately 6.98% to approximately 9.36% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

•
The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C Unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in FUEL and, therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•
The new Class B and Class C unit holders will be required to surrender their original membership units involuntarily in exchange for Class B or Class C Units, for which they will receive no consideration other than the Class B or Class C Units received in the reclassification;

•
Because of the reduction of our total number of record unit holders of our common equity units, to less than 300 and because the total number of record unit holders of the Class B and Class C Units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

•
The new Class B unit holders will have limited voting rights and will have no rights to amend our Third Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder’s economic interest or modifies the unit holder’s limited liability, or vote on future mergers, sales, consolidations or other business combinations. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•
The new Class A, Class B and Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion;

•
The new Class C unit holders will only be allowed to vote on dissolution of the Company and will have no right to nominate, elect or remove directors, to amend our Third Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder’s economic interest or modifies the unit holder’s limited liability, or to vote on future mergers, sales, consolidations or other business combinations. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A Units; and

•
In addition, Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units.

For a further description of how the reclassification transaction will affect you, please see “ — Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page .
Q:	What does it mean for FUEL and our unit holders that FUEL will no longer be a public company and subject to federal securities laws reporting obligations?

A:
We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be publicly available. However, pursuant to our proposed Third Amended and Restated Operating Agreement, our unit holders will be allowed to inspect, upon reasonable request, Company books and records and the Company will be required to provide an annual report to the members containing the Company’s audited financial statements. Currently, our lenders require that such financial statements be audited annually, therefore the members will continue to receive annual audited financial statements. The liquidity of the units you hold in FUEL may be further reduced since there will be no public information available about FUEL and all of our units will only be tradable in privately negotiated transactions. We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:	Why are you proposing the reclassification transaction?

A:	Our reasons for the reclassification transaction are based on:
•
The administrative burden and expense of making our periodic filings with the SEC, estimated as approximately $400,000 per year for all of the quantifiable costs associated with filing periodic reports;

•
The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•
The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, which we estimate at approximately $25,000 per year in staff and executive time (which is a part of the $400,000 total cost per year number above), thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•	The fact that management will have increased flexibility, by not being required to comply with Regulation 14A of the Securities Exchange Act;

•
The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

•
The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction; and

•
We anticipate the expense of a going private transaction, which we estimate at approximately $130,000, will be less than the cumulative future expenses we would incur to comply with continued SEC reporting obligations, which we estimate at approximately $400,000 per year.

We considered that some of our unit holders may prefer that we continue as an SEC reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so. See “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page      .

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unit holders. Our board of directors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to, and is in the best interests of, our unit holders including both unit holders who will continue to hold our common equity units as Class A Units as well as those unit holders whose units will be reclassified into Class B or Class C Units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination. To review the reasons for the reclassification transaction in greater detail, please see “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page      .

Q:	What amendments to the Second Amended and Restated Operating Agreement related to the reclassification are being proposed by the board of directors?

A:
The board of directors has proposed multiple changes to our Second Amended and Restated Operating Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

To review the proposed changes to the Second Amended and Restated Operating Agreement in greater detail, please see “- Description of Proposed Other Changes in the Third Amended and Restated Operating Agreement” beginning on page       and “Appendix B: Proposed Third Amended and Restated Operating Agreement.”

Q:	What is the recommendation of our board of directors regarding the reclassification proposals?

A:
The board of directors has determined that the reclassification transaction is advisable and in the best interests of our members. Our board of directors has unanimously approved the reclassification transaction and recommends that you vote “FOR” approval of the amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement and “FOR” approval of the reclassification of our units into Class A, Class B and Class C at the special meeting. See “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page      .

~~Q:~~	~~What will I receive in the reclassification transaction?~~

~~A:~~
~~If you own, in record name, 100 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A Units. If you own, in record name, 21 to 99 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B Units. If you own, in record name, 20 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C Units.~~

~~In the event the proposals to amend our current Second Amended and Restated Operating Agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C Units:~~
~~•~~	~~You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C Units;~~

~~•~~	 ~~You may hold units even less liquid than the units you currently hold because there is no existing market for our Class A, Class B or Class C Units;~~

~~•~~	~~Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;~~

~~•~~	~~All of our unit holders will receive a security with very limited transferability rights; and~~

~~•~~	~~All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.~~

~~For additional information, see “—Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page       and “—Effects of the Reclassification Transaction on FUEL; Plans or Proposals after the Reclassification Transaction” beginning on page      .~~

Q:	What are the terms of the Class A, Class B and Class C Units?

A:	The following table sets forth the principal differences between our three classes of units:

	Class A	Class B	Class C

Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our Third Amended and Restated Operating Agreement or Georgia law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our Third Amended and Restated Operating Agreement or Georgia law.	Only entitled to vote on voluntary dissolution and as may be required by our Third Amended and Restated Operating Agreement or Georgia law.

Transfer Rights	Transfer will only be allowed pursuant to the restrictions set forth in our Third Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will increase the number of Class A unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Third Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result increase the number of Class B unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our ThirdAmended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will increase the number of Class C unit holders of record. (Section 9)

	Class A	Class B	Class C

Minimum/Maximum Ownership Requirements	Holders of Class A Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class B Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class C Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

Amendments to the Second Amended and Restated Operating Agreement	Holders of Class A Units may amend the Company’s Third Amended and Restated Operating Agreement (Section 8).	Holders of Class B Units may not amend the Company’s Third Amended and Restated Operating Agreement (Section 8). However, Class B members may vote on any amendment to our Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.	Holders of Class C Units may not amend the Company’s Third Amended and Restated Operating Agreement (Section 8). However, Class C members may vote on any amendment to our Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).

Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).

Information Rights	Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).

For a complete description of the terms of the Class A, Class B or Class C Units, please refer to “—Rights and Obligations of Class A Units Under the Third Amended and Restated Operating Agreement” beginning on page      , “—Rights and Obligations of Class B Units Under the Third Amended and Restated Operating Agreement” beginning on page      , and “—Rights and Obligations of Class C Units Under the Third Amended and Restated Operating Agreement” beginning on page      .
Q:	Why are 100 units and 21 units the “cutoff” numbers for determining which unit holders will receive Class A, Class B or Class C Units?

A:
The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C Units, which will allow us to deregister as an SEC reporting company. Our board selected 100 units and 21 units as the “cutoff” numbers in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C Units. See “—Overview of the Reclassification Transaction” beginning on page       and “—Purpose and Structure of the Reclassification Transaction” beginning on page      .

Q:	When is the reclassification transaction expected to be completed?

A:	If the proposed reclassification transaction is approved at the special meeting, we expect to complete such reclassification transaction as soon as practicable following the special meeting.

Q:	What if the proposed reclassification transaction is not completed?

A:
It is possible that the proposed reclassification transaction will not be completed. The proposed reclassification transaction will not be completed if, for example, the holders of a majority of the Membership Voting Interests outstanding units represented at the special meeting do not vote to adopt the reclassification transaction. If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

Q:	What will happen if, through negotiated trades, FUEL gains additional unit holders requiring SEC registration?

A:
We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC because our units are registered under Section 12 of the Exchange Act. Such registration is required under Section 12 because we have more than 500 unit holders of record. If the unit holders approve the proposals to adopt the Third Amended and Restated Operating Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended. Therefore, if the number of our unit holders of our Class A common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d). This would require us to file periodic reports going forward and an annual report for the preceding fiscal year. If the unit holders of record for our Class B or Class C Units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports. See “—Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report” beginning on page      .

Q:	If the reclassification transaction is approved, will we continue to have annual financial statements audited and will unit holders continue to receive information on our Company?

A:
Even if we terminate our registration with the SEC, we will continue to provide our unit holders with an annual report containing audited financial statements in accordance with the Third Amended and Restated Operating Agreement.

Q:	Will I have appraisal rights in connection with the reclassification transaction?

A:
Under Georgia law and our Second Amended and Restated Operating Agreement, you do not have appraisal or dissenter’s rights in connection with the reclassification transaction. Other rights or actions besides appraisal and dissenter’s rights may exist under Georgia law or federal securities laws for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions. See “—Appraisal and Dissenters’ Rights” beginning on page      .

Q:	What are the tax consequences of the reclassification transaction?

A:	We believe the reclassification, if approved and completed, will have the following federal income tax consequences:
•	The reclassification transaction should result in no material federal income tax consequences to the Company;

•	Those unit holders continuing to hold our common equity units as Class A Units will not recognize any gain or loss in connection with the reclassification;

•
Those unit holders receiving Class B or Class C Units will not recognize any gain or loss in the reclassification, their adjusted tax basis in their Class B or Class C Units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C Units will include the holding period during which their original common equity units were held. For further discussion of the tax consequences of the reclassification transaction, see “—Material Federal Income Tax Consequences of the Reclassification Transaction” beginning on page      .

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

Q:	Should I send in my unit certificates now?

A:
No. If the reclassification transaction is approved at the special meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C Units after the reclassification transaction is completed.

Q:	Do our directors and officers have different interests in the reclassification transaction?

A:
You should be aware that our directors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that all of our directors and executive officers will own more than 100 units at the effective time of the reclassification transaction, and, therefore, will be Class A Unit holders if the reclassification transaction is approved. Because there will be fewer Class A Units following the reclassification transaction, and because the Class B and Class C Units will have limited voting rights, the directors and executive officers will own a larger relative percentage of the voting interest in the Company, as Class A unit holders. As of the record date, these directors and executive officers collectively beneficially held and had voting power over 5,725 units, or 6.98% of our units. Based upon our estimates, taking into account the effect of the reclassification transaction, the directors and executive officers will beneficially hold and have voting power over 9.36% of our Class A Units following the reclassification transaction. This represents a potential conflict of interest because our directors approved the proposed amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement and reclassification transaction and are recommending that you approve them. Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders for the reasons discussed in this proxy statement. See “—Interests of Certain Persons in the Reclassification Transaction” beginning on page      .

Q:	How are we financing the reclassification transaction?

A:
We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “—Fees and Expenses” beginning on page       for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital. Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:	What does it mean if I receive more than one proxy for the special meeting?

A:
It means that you have multiple holdings reflected in our membership register. Please sign and return ALL proxy forms to ensure that all your membership units are voted. If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:	Where can I find more information about FUEL?

A:
Information about us is also available at our website at www.firstunitedethanol.com, under “Investor Relations,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Proxy Statement.

Q:	Who can help answer my questions?

A:	If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Alicia Shirah of FUEL at (229) 522-2822.

Q:	What is the voting requirement for approval of the reclassification transaction?

A:
The presence, in person or by proxy, of 25% of our membership units is necessary to constitute a quorum at the special meeting. Currently 20,496 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting. Approval of the reclassification transaction and the amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the Members where a quorum is present (in person, by proxy, or by mail ballot), or at a minimum 10,249 of the 81,984 units. You may vote your units in person by attending the special meeting, or by mailing us your completed proxy card if you are unable, or do not wish, to attend. The proxy card must be returned to the Company no later than 5:00 p.m. on                                         , 2010, for your vote to be valid if you do not plan to attend the meeting in person.

Q:	How can I revoke my proxy?

A:
You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, submitting a later-dated proxy, or by attending the meeting and voting in person. See “—Voting and Revocation of Proxies” beginning on page      .

Q:	What is the effect of an abstention?

A:
Because approval of the reclassification requires a majority vote of the Membership Voting Interests represented at the special meeting, abstentions will count for purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the reclassification transaction. Therefore, if one-half or more of the Membership Voting Interests represented at the special meeting vote against or abstain from voting, the reclassification will not be approved. See “—Quorum; Vote Required for Approval” beginning on page      .

Q:	Who will count the votes?

A:
All votes will be tabulated by Lawrence Kamp, the Company’s Chief Financial Officer, and also by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by FUEL. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See “—Solicitation of Proxies; Expenses of Solicitation” beginning on page      .

SPECIAL FACTORS
Overview of the Reclassification Transaction
This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors at a special meeting at which our members will be asked to consider and vote upon amendments to our Second Amended and Restated Operating Agreement. If approved, the amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.

If the amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement and the reclassification transaction are approved as described below, unit holders of record with 100 or more units immediately prior to the reclassification transaction will receive one Class A Unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with 21 to 99 units immediately prior to the reclassification transaction will receive one Class B Unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with 20 or fewer units immediately prior to the reclassification transaction will receive one Class C Unit for each of their common equity units held immediately prior to the reclassification transaction. We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.
If approved by our unit holders at the special meeting and implemented by our board of directors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE	EFFECT OF THE RECLASSIFICATION
RECLASSIFICATION TRANSACTION	TRANSACTION

Unit holders of record holding 100 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class A Units.
Unit holders of record holding 21 to 99 units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class B Units.
Unit holders of record holding 20 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class C Units.
Unit holders holding units in “street name” through a nominee (such as a bank or broker)	The reclassification transaction will be effected at the record unit holder level. Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their units in “street name” will be continuing unit holders with the same number of units as before the reclassification transaction. See “Special Factors — Record and Beneficial Ownership of Membership Units of FUEL” beginning on page .
The effects of the reclassification transaction on each group of unit holders are described more fully below under “ — Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page       and the effects on the Company are described more fully below under “ — Effects of the Reclassification Transaction on FUEL; Plans or Proposals after the Reclassification Transaction” beginning on page      .
Background of the Reclassification Transaction
As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:
•	Annual Reports on Form 10-K;

•	Quarterly Reports on Form 10-Q;

•	Current Reports on Form 8-K; and

•	Proxy Statements on Form 14A.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 (“SOX”). Section 404 requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting. The Company was previously a small business issuer, and is now a smaller reporting company under the unified Regulation S-K structure, and has never been a large accelerated filer or accelerated filer. Therefore, certain provisions of Sarbanes-Oxley related to the Company’s periodic reports have only recently applied to the Company, such as the previously ability of the Company to furnish, but not file it’s management’s annual report on internal control over financial reporting under Item 308T of Regulation S-K. In addition, the fact that XBRL financial statement exhibit will be required for the Company for the first time during its 2011 fiscal year, was a factor that was important to the Company in terms of deciding to proceed with the going private transaction at this time. The XBRL financial statement exhibit will add substantial time and expense to the Company’s preparation of periodic reports. We estimate that our costs and expenses incurred in connection with SEC reporting for 2010 will be approximately $400,000.
As of August 13, 2010, we had 81,984 units issued and outstanding, held by approximately 858 current unit holders of record. Of our approximately 858 unit holders of record, we believe approximately 303, or 35%, hold 20 or fewer units. Our board of directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for FUEL. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of SOX or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.
There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.
At a special meeting of our board held on August 3, 2010 and attended via telephone by our counsel and advisors, our Chief Executive Officer and Chief Financial Officer led a discussion with the board on the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the board discussed the following advantages of going private:
•
As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees. Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

•
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure. Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Third Amended and Restated Operating Agreement.

•
Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•
Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•
Our unit holders may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•
Our smaller unit holders will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per unit basis as all other unit holders.

At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C Units:
•
Our unit holders will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC although the unit holders will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Third Amended and Restated Operating Agreement.

•
Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•	The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•	Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.

•	Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

•	Potential liability may exist for our officers and directors associated with the “interested” nature of the deregistration transaction.

•	We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.
Additionally, at the meeting, the process and mechanism for going private was discussed. The board considered that the facts that our board would be treated the same as the other unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members. The board also discussed the interests of the unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C Units are different from the interests of the unit holders owning Class A Units and may create actual or potential conflicts of interest in connection with the reclassification transaction. However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a standard member vote was all that was necessary.

Our board elected to reduce costs by $400,000 through the going private transaction in part because it determined that this option would allow it to save funds without hampering, and perhaps even enhancing, its ability to do business. The board has previously taken cost-saving measures through various strategies and decisions, and the decision to proceed with the reclassification was a part of its overall cost-saving goal. The board did not feel that there were options to reduce its costs by this large of sum through changes in its production process, because any such production process changes would likely result in triggering decreased revenues. In addition, the board considered raising additional funds through selling more units, however, it determined that this would not result in as great a savings as a going private transaction, which the board estimates will save FUEL approximately $400,000 per year. Moreover, the board did not feel that raising additional capital in the current slow economic environment would be a viable or successful option. The board recognizes that a reclassification places the burden disproportionately on its smaller unit holders because it takes certain voting rights away from only the smaller unit holders. The board determined, however, that this option was still superior to changes in production process or selling additional units, the only options the board considered that would treat all the unit holders the same, because a reclassification will not reduce revenues and will allow the savings to continue annually.
The board determined that because one of the main purposes of proceeding with the reclassification was to save funds by suspending its reporting requirements with the SEC, that any payment of consideration to unit holders who will experience reduced rights as a result of the reclassification would inappropriately counteract this purpose. Moreover, the board determined that this decision was fair to the unit holders, including those that would receive Class B or Class C Units, because all unit holders will have the opportunity to vote on the reclassification and all unit holders will benefit equally (through potential future distributions) from the reclassification.
After this discussion, the board agreed to table a vote on the deregistration process and reclassification transaction in order to give the directors additional time to weigh the merits of such action.
At the regular board meeting of the directors on August 11, 2010, our board of directors unanimously voted that it is in the best interest of the Company to move forward with the deregistration process and instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.
On September 22, 2010, at a regular meeting, our board of directors unanimously approved the amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement to authorize Class A, Class B and Class C Units and to reclassify our outstanding units as follows: unit holders holding 100 or more units will be classified as holders of Class A Units; unit holders holding 21 to 99 units will be classified as holders of Class B Units; and unit holders holding 20 or fewer units will be classified as holders of Class C Units. The approval of the amendments to our Second Amended and Restated Operating Agreement and the reclassification transaction was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation
FUEL’s Reasons for the Reclassification
As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. We expect our costs associated with our reporting obligations to greatly increase as we become subject to the rules adopted by the SEC regarding expanded reporting requirements of larger reporting companies and the full requirements of the rules adopted by the SEC related to interactive data requirements (XBRL). We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time. The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:
•
We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $400,000 on an annual basis starting in fiscal year ending September 30, 2011, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders. These annual expenses are expected to include legal expenses ($205,000), accounting and auditing expenses ($110,000), expenses for internal control audits ($50,000) and miscellaneous expense, including filing costs ($10,000). We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time ($25,000) spent on reporting and securities law compliance matters. These amounts are just estimated savings after considering expenses expected to continue after the going private transaction. We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and provide annual reports to our members pursuant to the requirements of our Third Amended and Restated Operating Agreement and preparation of an annual audit of our financial statements pursuant to the conditions contained in our loan agreements.

•
We believe the disclosure and procedural requirements of the SEC reporting rules and SOX will divert efforts from our board of directors, management and staff and will result in significant legal, accounting and administrative expense, without commensurate benefit to our unit holders. We expect to continue to provide our unit holders with Company financial information on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•
In our board of directors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 303 of our unit holders held 20 or fewer units; and that the possibility of having to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market. If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transaction, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

•
Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange. Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily. In addition, our units are subject to transferability restrictions, requiring the consent of our directors in most instances. We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

•
As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations. Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

•
We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

•
We expect that operating as a non-SEC reporting company will increase management’s flexibility by not being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

•
The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C Units to retain an equity interest in FUEL. Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

•
Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

•
We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our unit holders may prefer to continue as unit holders of an SEC reporting company, which is a factor weighing against the reclassification transaction. Our board of directors was hesitant to proceed with a plan that alters the rights of any member. However, after contemplating the deregistration process for over one year, the board has decided that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition. Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.
The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. However, it was not until the board felt the need to begin exploring strategic growth and earning maximization strategies for the Company and the impact over time of the increasingly stringent regulation brought on by the XBRL interactive data requirements and the expanded reporting requirements of larger reporting companies that it began seriously to consider a transaction that would result in the deregistration of our units. Moreover, the board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase when the Company becomes subject to the full requirements of XBRL interactive data requirements and the expanded reporting obligations of a larger reporting company pursuant to new regulations adopted by the SEC and our likely transition out of the smaller reporting requirements. See “— Overview of the Reclassification Transaction” beginning on page ___.
Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “—Purpose and Structure of the Reclassification Transaction” on page  _____, we do not have any other purpose for engaging in the reclassification transaction at this particular time.
In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders. You should read “—Our Position as to the Fairness of the Reclassification Transaction” below and “—Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page  _____  for more information regarding the effects of the reclassification transaction.
Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and expenses will be reduced. See “—Purposes and Structure of the Reclassification Transaction” beginning on page  _____  for further information as to why this reclassification transaction structure was chosen by our board.
Our Position as to the Fairness of the Reclassification Transaction
Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the Third Amended and Restated Operating Agreement and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unit holders. Our board of directors unanimously approved the reclassification transaction and has recommended that our unit holders vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement that will, among other things, effect the reclassification.
In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders who will receive Class A Units, unaffiliated unit holders who will receive Class B Units, and unaffiliated unit holders who will receive Class C Units, our board of directors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B or Class C Units and to unit holders continuing to own common equity units as Class A Units. Because the transaction will affect unit holders differently only to the extent that some will receive Class B Units in the reclassification transaction, some will receive Class C Units and some will retain their common equity units as Class A Units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction. See “ — Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page ___.
Because the reclassification transaction does not involve the sale or purchase of any units of the FUEL, the board determined it was not necessary to consider the current market prices, historical market prices, net book value, going concern value or liquidation value of FUEL or its units or to obtain any independent reports, opinion or appraisals as to the value of the units in its fairness determination. Because our directors will be treated the same as the unaffiliated unit holders in the reclassification transaction, the board determined it was not necessary to retain an unaffiliated representative to act on behalf of the unaffiliated unit holders or seek the approval of a majority of the unaffiliated unit holders as a part of its fairness determination.
The board considered the fairness of the transaction in terms of the unaffiliated unit holders who will receive Class B or Class C Units and will receive reduced voting rights as a result, and considered whether such unit holders should be compensated for such reduced rights. As a result of this consideration, the board determined that such consideration was not necessary to make the transaction fair to unaffiliated unit holders who will receive Class B or Class C Units, because all unit holders will benefit from the anticipated savings that may result from the reclassification transaction through potential future distributions. The right of unaffiliated unit holders who will receive Class B or Class C Units to receive distributions will not change as a result of the reclassification, and will remain the same as affiliated unit holders and unaffiliated unit holders who will receive Class A Units.

Substantive Fairness
The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unit holders receiving Class B Units. In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class B Units included:
•
They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

•
The voting rights of Class B unit holders will be limited to the election of our directors and the dissolution of the Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions. Such limitations may result in decreased value of the Class B Units.

•
Our Class B unit holders will only be able to vote on amendments to our Third Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class B Units less valuable.

•
The new Class B unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than our common equity units prior to the reclassification.

•
Class B unit holders will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to provide all unit holders with an annual report containing audited financial statements in accordance with the Third Amended and Restated Operating Agreement.

•
Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Class B unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.
The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unit holders receiving Class C Units. In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class C Units included:
•
The voting rights of Class C unit holders will be limited to the dissolution of our Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions. Such limitations may result in decreased value of the Class C Units.

•
Our Class C unit holders will only be able to vote on amendments to our Third Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class C Units less valuable.

•
The new Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than our common equity units prior to the reclassification.

•
Class C unit holders will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to provide all unit holders with an annual report containing audited financial statements in accordance with the Third Amended and Restated Operating Agreement.

•
Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Class C unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.
~~The factors that our board of directors considered positive for our unit holders, including both those that will continue to hold our common equity units as Class A Units as well as those who will have their units converted into Class B or Class C Units, include the following:~~
~~•~~
~~Our smaller unit holders who prefer to remain as holders of our common equity units as Class A Unit holders had notice that they had until October 15, 2010 to acquire sufficient units so that they hold 100 or more units in their own names prior to the reclassification transaction. The limited market for our member units may make acquiring sufficient units difficult and there may be costs to unit holders, beyond the purchase price of such units, associated with the acquisition. However, we believe that acquiring additional units is an option available to our unaffiliated unit holders and our unit holders may weigh the costs and benefits of implementing an acquisition of additional units.~~

~~•~~
~~Beneficial owners who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, can work with their broker or nominee to transfer their units into a record account in their own name so that they receive Class B or Class C Units.~~

~~•~~
~~Our unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.~~

~~•~~
~~All our unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.~~

~~•~~	~~The reclassification should not result in a taxable event for any of our unit holders.~~
~~•~~	~~All our unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.~~
~~•~~	~~Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.~~
~~In addition to the positive factors applicable to all our unit holders set forth above, the~~The factors that our board of directors considered positive for those unit holders receiving Class B or Class C Units included:
~~•~~
All our smaller unit holders will continue to have an equity interest in FUEL and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A Unit holders.

~~•~~
Our Class B and Class C unit holders will still have some voting rights. Class B unit holders will have the right to elect our directors and both Class B and Class C holders will have the right to vote on dissolution of the Company.

•	No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.
•
Our smaller unit holders who prefer to remain as holders of our common equity units as Class A Unit holders had notice that they had until October 15, 2010 to acquire sufficient units so that they hold 100 or more units in their own names prior to the reclassification transaction. This notice was mailed to the unit holders on or about August 16, 2010 and an 8-K announcing the Company’s intent to proceed with the transaction was filed with the SEC on August 17, 2010 and is available on the SEC’s website. The limited market for our member units may make acquiring sufficient units difficult and there may be costs to unit holders, beyond the purchase price of such units, associated with the acquisition. However, we believe that acquiring additional units is an option available to our unaffiliated unit holders and our unit holders may weigh the costs and benefits of implementing an acquisition of additional units.

•
Beneficial owners who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, can work with their broker or nominee to transfer their units into a record account in their own name so that they receive Class B or Class C Units. See “Special Factors — Record and Beneficial Ownership of Membership Units of FUEL” beginning on page _.

•
Our unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

•
Our Class B and Class C unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements, however, unit holders that receive Class B Units or Class C Units as a result of the reclassification will also lose rights to which they are currently entitled and all unit holders will lose any advantages received from having publicly available information about the Company.

•	The reclassification should not result in a taxable event for any of our Class B or Class C unit holders.
•	Our Class B and Class C unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.
In addition to the positive factors applicable to all of our unit holders set forth above, the factors that the board of directors considered positive for the unit holders that are continuing to hold our common equity units as Class A Units included:
•
The Class A unit holders will continue to have voting rights including the right to elect directors and determine other decisions on our behalf as provided in the Third Amended and Restated Operating Agreement and pursuant to the Georgia Limited Liability Company Act.

~~•~~
Our Class A unit holders will continue to own an equity interest in the company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C unit holders.

•

•
Our unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

•
Our Class A unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements, however, our Class A unit holders will lose any advantages received from having publicly available information about the Company.

•	The reclassification should not result in a taxable event for any of our Class A unit holders.
•	Our Class A unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.
 ~~Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated unit holders, whether they are unit holders continuing to hold our common equity units as Class A Units or unit holders having their units converted into Class B or Class C Units.~~
~~The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unit holders receiving Class B or Class C Units. In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class B or Class C Units included:~~
~~They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.~~
~~The voting rights of Class B unit holders will be limited to the election of our directors and the dissolution of the Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions. Such limitations may result in decreased value of the Class B Units.~~
~~Our Class B unit holders will only be able to vote on amendments to our Third Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class B Units less valuable.~~
~~The new Class B unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than our common equity units prior to the reclassification;~~
~~The voting rights of Class C unit holders will be limited to the dissolution of our Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions. Such limitations may result in decreased value of the Class C Units.~~

~~Our Class C unit holders will only be able to vote on amendments to our Third Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class C Units less valuable.~~

~~The new Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than our common equity units prior to the reclassification;~~

The factors that our board of directors considered as potentially negative for the unit holders who are continuing to hold our common equity units as Class A Units included:
•	The liquidity of Class A member units will likely be reduced following the reclassification transaction because of the reduction in the number of our common equity units.
~~•~~	~~The transferability of the Class A Units will be limited.~~
•
 ~~The factors that our board of directors considered as potentially negative for our unaffiliated unit holders, regardless of whether they receive Class A Units, Class B Units or Class C Units, included:~~
•
Following the reclassification transaction, ~~they~~ Class A unit holders will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

•
~~They~~ Class A unit holders will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to provide all unit holders with an annual report containing audited financial statements in accordance with the Third Amended and Restated Operating Agreement.

•
Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Class A unit holders ~~Unit holders~~ who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.
Our board of directors believes that the~~se~~ potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated unit holders, regardless of whether they receive Class A Units, Class B Units or Class C Units, and that the foregoing factors are outweighed by the positive factors previously described.
In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material. We did not consider the net book value in that, as shown in the pro forma balance sheet set forth on page  _____  of this proxy statement, because the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification transaction. Additionally, our unaffiliated unit holders are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders. We also determined that because:
•
neither the economic rights nor preferences of our unit holders receiving Class B or Class C Units (and thus, reduced voting rights) will change and will remain the same as our affiliated unit holders and unaffiliated unit holders receiving Class A Units as a result of the reclassification transaction; and

•
our unit holders receiving Class B or Class C Units (and thus, reduced voting rights) are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders and our unaffiliated unit holder receiving Class A Units as a result of the reclassification transaction compensation to our unit holders receiving Class B or Class C Units was not necessary to make the reclassification transaction fair to these unit holders.
We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative. Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated unit holders and affiliated unit holders alike, if they receive the same class of units~~.~~ . In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification. Moreover, none of our unaffiliated unit holders are being cashed out as a result of the reclassification transaction.
We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices. Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices. In addition, the transfer restrictions that our current units are subject to will not change as a result of the reclassification. Even though we will no longer be a publically reporting company, we never traded on a public market when a public company, which is one of the benefits we did not experience as a reporting company. Some of the changes we are proposing to our Second Amended and Restated Operating Agreement will provide our board with greater authority to reject unit transfers, however, this restriction will apply to all unit transfers equally, regardless of whether they are a trade of Class A, Class B, or Class C units.
The reclassification transaction will have only an insignificant effect on the Company’s value on a going forward basis — a $400,000 per year savings — and will not be determinative of our going concern value.
We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our units. Pursuant to our Third Amended and Restated Operating Agreement, the rights of our unaffiliated, like our affiliated unit holders, will not change and all our unit holders will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our unit holders. In addition, our Third Amended and Restated Operating Agreement provides all our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.
We also did not consider any repurchases by the Company over the past two years or any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none. The Company did not receive any report, opinion or appraisal or any firm offers within the past two years.
None of the members of our board of directors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.
Procedural Fairness
We believe the reclassification transaction is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our common equity units as Class A Units and those that will be reclassified as Class B or Class C unit holders. In concluding that the reclassification transaction is procedurally fair to our unaffiliated unit holders who will receive Class A Units, Class B Units, or Class C Units~~,,~~, the board of directors considered a number of factors. The factors that our board of directors considered positive for our unaffiliated unit holders who will receive Class A Units, Class B Units, or Class C Units~~,,~~, included the following:
•	The reclassification transaction is being effected in accordance with the applicable requirements of Georgia law.

•
Unaffiliated unit holders were given notice that they had until October 15, 2010 to acquire sufficient units so that they hold at least 100 units prior to the reclassification transaction or selling sufficient units so that they hold 99 or less units or less than 20 units prior to the reclassification transaction.

•	To implement the reclassification transaction it must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting.
Our board of directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated unit holders, whether they are receiving Class A Units, Class B Units or Class C Units.
The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated unit holders receiving Class B or Class C Units as well as those receiving Class A Units ~~to the same degree~~, on the procedural fairness of the reclassification transaction:
•
Although the interests of the unaffiliated unit holders receiving Class B or Class C Units are different from the interests of the unaffiliated unit holders owning Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction. However, our board members will be treated the same as the unaffiliated unit holders in the proposed transaction.

•
The transaction is not structured to require approval of at least a majority of unaffiliated unit holders although at the time the reclassification transaction was approved by our board of directors, members of our board then only held 6.98% of our outstanding common equity units.

•	We did not solicit any outside expressions of interest in acquiring the Company.
•
We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C Units or the fairness of the transaction to FUEL.

Our board of directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unit holders, whether they will be receiving Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard.
We therefore believe that the reclassification transaction is substantively and procedurally fair to our unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated unit holders whether they will be receiving Class A, Class B or Class C Units.

In reaching its conclusion that the reclassification transaction is fair to our unit holders, whether they will be receiving Class A Units, Class B Units or Class C Units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our board did not believe these factors to be material because our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in FUEL as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses, the receipt of distributions. See “Market Price of FUEL Units and Distribution Information — Comparative Market Price Data” beginning on page  _____  for the current and historical market price of our units. Instead of the foregoing factors, ~~the board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B member units to elect directors and our Class C members will be allowed to transfer units in the same manner as Class A and B members.~~ t~~T~~he board ~~also~~ subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class B and C member units. In addition, the board also evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability ~~to vote upon certain events such as dissolution of the Company, the ability to~~ benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.
As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders who will receive Class A Units, Class B Units, or Class C Units, for the reasons and factors described above. In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole. None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders.
We have not made any provision in connection with the reclassification transaction to grant our unaffiliated unit holders access to our Company files beyond the access granted generally under our Second Amended and Restated Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. Nor did we request or receive any reports opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units. Our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in FUEL as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions, although they will not have all the same voting rights as the Class A unit holders or the same voting rights that they had prior to the reclassification. With respect to our unaffiliated unit holders’ access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Second Amended and Restated Operating Agreement, provide adequate information for our unaffiliated unit holders. Under the Georgia Limited Liability Act and our Second Amended and Restated Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles of organization, operating agreements, and tax returns and financial statements for the six most recent fiscal years. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of FUEL. Members may also, at their own expense and for a purpose reasonably related to their interest as a member, request copies of the lists of our members and directors, our articles of organization, tax returns, financial statements and operating agreements. With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the board also took into account factors such as FUEL’s size and the cost of such procedures.
We have not structured the transaction to require the approval of at least a majority of unaffiliated unit holders. Because our affiliated and unaffiliated unit holders will be treated identically in terms of sharing the benefits of the reclassification transaction (through potential future distributions)~~the approval process of the reclassification transaction~~, the board believes a special vote is not necessary. In addition, the directors have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders. Again, because our affiliated and unaffiliated unit holders will be treated identically in terms of sharing the benefits of the reclassification transaction (through potential future distributions)~~the approval process of the reclassification transaction~~, the board believes an unaffiliated representative is unnecessary.

Board Recommendation
Our board of directors, for the reasons discussed above, believes the terms of the reclassification transaction are fair and in the best interests of our unit holders, including our unaffiliated unit holders~~s~~, regardless of whether they will receive Class A Units, Class B Units or Class C Units as a result of the reclassification, and unanimously recommends that you vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement that will, among other things, effect the reclassification.
Purpose and Structure of the Reclassification Transaction
The purposes of the reclassification transaction are to:
•
Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $400,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•	Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.
•	Allow our management and employees to refocus time spent on SEC reporting obligations and unit holder administrative duties to our core business.
•	Reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.
For further background on the reasons for undertaking the reclassification transaction at this time, see “ — Overview of the Reclassification Transaction” beginning on page  _____  and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page _.
The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in FUEL and therefore to participate in any future growth and earnings of the Company. Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.
Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified. The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time. In addition, the board considered that effecting the transaction at the record unit holder level would allow unit holders some flexibility with respect to whether they will be treated as Class A unit holders, Class B unit holders or Class C unit holders. See “—Effect of the Reclassification Transaction on Unit Holders of FUEL” beginning on page _. Our board felt that this flexibility would help to enhance the substantive fairness of the transaction to all unit holders. Although providing this flexibility generates an element of uncertainty, in that the reclassification may not eliminate as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of 100 or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name. Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may be created by giving unit holders the flexibility to transfer their holdings. For further background on the alternative structures considered by our board of directors please see “—Overview of the Reclassification Transaction” beginning on page  _____  and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page _.

Effects of the Reclassification Transaction on FUEL; Plans or Proposals after the Reclassification Transaction
The reclassification transaction will have various positive and negative effects on FUEL, which are described below.
Effect of the Proposed Transaction on Our Outstanding Units.
As of the record date, the number of outstanding units was 81,984. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, 14,849 of the outstanding units would be reclassified as Class B Units issued and approximately 5,971 outstanding units would be reclassified as Class C units issued. The total number of common equity units would decrease from approximately 81,984 to approximately 61,164 units and would be reclassified as Class A Units. The total number of common equity unit holders of record would be reduced from approximately 858 to approximately 209. We have no other current plans, arrangements or understandings to issue any member units as of the date of this proxy.
Effect of the Proposed Transaction on our Class B or Class C Units.
Our Second Amended and Restated Operating Agreement does not currently authorize the Board to issue any additional classes of units. The amendments to our Second Amended and Restated Operating Agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C Units. After completion of the reclassification transaction, we will have approximately 61,164 Class A Units outstanding, 14,849 Class B Units outstanding, and 5,971 Class C Units outstanding.
Termination of Securities Exchange Act Registration and Reporting Requirements
Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.
The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC. Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $400,000 on an annual basis. These costs are broken down as follows:

Reduction in Accounting and Auditing Expenses	$110,000
SEC Counsel	$205,000
Current and Additional Staff and Executive Time	$25,000
Internal Audit Controls	$50,000
Miscellaneous, including Filing Fees	$10,000

Total	$400,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction. Following completion of the reclassification transaction, we intend to continue to provide our unit holders with annual financial information about FUEL.

Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report
If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, FUEL will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement includes a provision that gives our board the authority to disallow a transfer of Class B or Class C Units if it believes that a transfer will result in an increase in the number of Class B or Class C unit holders. We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.
Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes Oxley Act to which we are currently subject. For this reason, the Third Amended and Restated Operating Agreement also contains a new restriction on the transfer of Class A Units that gives our board of directors the authority to disallow a transfer of Class A Units if it believes that the transfer will result in increasing the number of the Class A unit holders.
Effect on Trading of Class A Units
Our units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC. Persons interested in buying or selling units first contact the Company office with notice of their desire to buy or sell. Their offer to buy or sell is posted on the Company website with their contact information. Persons interested in buying or selling units as listed on the website are encouraged to contact the offeror to negotiate transaction details. Once the terms of the transaction are agreed, the member will contact Investor Relations at the Company to arrange the transfer of the units according to the qualified matching service rules and procedures we have put in place at the Company.
Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction. We do expect however that trading of our units will continue to be facilitated through our qualified matching service on our website following consummation of the reclassification transaction. In order to comply with all tax and securities laws for the continued operation of the qualified matching service, we will be required to maintain and make available to the public information similar in nature to the information we were required to file with the SEC while we were a reporting company. We may continue to incur expenses to meet these requirements and maintain our qualified matching service.
Financial Effects of the Reclassification Transaction
We expect that the professional fees and other expenses related to the reclassification transaction of approximately $130,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See “—Fees and Expenses” beginning on page  _____  for a description of the fees and expenses we expect to incur in connection with the reclassification transaction. See “—Financing of the Reclassification Transaction” on page  _____  for a description of how the reclassification transaction will be financed.
Effect on Conduct of Business after the Transaction
We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Directors and Executive Officers
It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative unit ownership. We expect that all of our directors and executive officers will hold 100 or more units immediately prior to the reclassification transaction. As a result, they will hold the same number of Class A Units after the reclassification transaction. However, because the total outstanding units will be reduced, this group will hold a larger relative percentage of the voting interests of FUEL. As of the record date, these directors and executive officers collectively beneficially held and had voting power of approximately 5,725 units, or 6.98% of our units.
The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.
Plans or Proposals
Other than as described in this proxy statement, neither we nor our management has executed any definitive binding agreement to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company. Although our management has not executed any definitive binding agreement to enter into any transaction described above, there is always a possibility that we may execute such an agreement in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction we may deem appropriate and in the best interests of the Company.
Effects of the Reclassification Transaction on Unit Holders of FUEL
The general effects of the reclassification transaction on the unit holders of FUEL are described below.
Effects of the Reclassification Transaction on Class A Unit Holders
The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect Class A unit holders in the same way. The board of directors of FUEL considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
As a result of the reclassification transaction, the unaffiliated and affiliated Class A unit holders will:
•
Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•	Be entitled to vote on all matters brought before the members of FUEL, except as otherwise provided by the Third Amended and Restated Operating Agreement or Georgia law;
•	Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Third Amended and Restated Operating Agreement; and
•	Realize enhanced voting control over FUEL in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.
Detriments:
As a result of the reclassification transaction, the unaffiliated and affiliated Class A unit holders will:
•	Be required to have their member units reclassified involuntarily for Class A Units, for which they will receive no additional consideration;

•
Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning FUEL required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;
•
Bear transfer restrictions as provided in our Third Amended and Restated Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any proposed transfer of the Class A Units; and

•
Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

Effects of the Reclassification Transaction on Class B Unit Holders
The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect Class B unit holders in the same way. The board of directors of FUEL considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
As a result of the reclassification transaction, the unaffiliated and affiliated Class B unit holders will:
•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;
•	Continue to hold an equity interest in FUEL and share in our profits, losses and distributions on the same basis as our Class A unit holders; and
•	Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Third Amended and Restated Operating Agreement.
Detriments:
As a result of the reclassification transaction, the unaffiliated and affiliated Class B unit holders will:
•	Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;
•
Be entitled to vote only to elect members to the board of directors and upon a proposed dissolution of the Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions;

•	Be entitled to vote only on amendments to our Third Amended and Restated Operating Agreement that would modify the limited liability of the member or alter the member’s economic interest; and
•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Class C Unit Holders
The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect Class C unit holders in the same way. The board of directors of FUEL considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
As a result of the reclassification transaction, the unaffiliated and affiliated Class C unit holders will:
•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;
•	Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Third Amended and Restated Operating Agreement; and
•	Continue to hold an equity interest in FUEL and share in our profits, losses and distributions on the same basis as our Class A unit holders.
Detriments:
As a result of the reclassification transaction, the unaffiliated and affiliated Class C unit holders will:
•	Be required to have their member units reclassified involuntarily for Class C Units, for which they will receive no additional consideration;
•
Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our Third Amended and Restated Operating Agreement that would modify the limited liability of the member or alter the member’s economic interest. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.
Effects of the Reclassification Transaction on Affiliated Unit Holders
In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and directors. As used in this proxy statement, the term “affiliated unit holders” means any unit holder who is a director or executive officer of FUEL and the term “unaffiliated member” means any member other than an affiliated member.
As a result of the reclassification transaction, our affiliated unit holders will:
•
Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

•
Lose the availability of Rule 144. Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Our affiliates interest in the net book value and net earnings of FUEL will not change as a result of the reclassification transaction.

Record and Beneficial Ownership of Membership Units of FUEL
It is important that our unit holders understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of FUEL into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of FUEL that its clients have deposited with it through a single nominee; this is what is meant by “street name.” If that single nominee is the unit holder of record of 100 or more units, then the units registered in that nominee’s name will be renamed as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may adjust their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction until it is consummated. However, because we think it is likely that any brokerage firm or other nominee will hold more than 100 units in any one account, we think it is likely that all “street name” holders will be classified as Class A unit holders.
The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level, in part, to allow unit holders some flexibility in determining whether they would like their Class A member units to be reclassified. See “—Purpose and Structure of the Reclassification Transaction” beginning on page _. Unit holders who wish to be Class A unit holders of FUEL, had the option to acquire sufficient units prior to October 15, 2010, so that they hold 100 or more units in their own name or consolidate ownership of 100 or more units with a family member or other unit holder in the record account prior to the reclassification transaction. In addition, beneficial owners whose Class A member units would be reclassified if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units from FUEL as a result of the reclassification transaction, should inquire of their broker or nominee as to the procedure and cost, if any, to transfer their member units into a record account in their own name. We have restricted transfers after October 15, 2010 to allow the Company to determine definitively the number of Class A, Class B and Class C members that would result from the reclassification prior to providing our members with proxy materials. This restriction on transfers applies only to optional transfers and does not restrict transfers as a result of a court order, such as upon the occurrence of the death of a member.
Interests of Certain Persons in the Reclassification Transaction
Our executive officers and directors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders. We anticipate that all of our directors and officers will own 100 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved. In addition, because of the voting restrictions placed on Class B and C units, the officers and directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors unanimously approved the reclassification transaction and are recommending that you approve it. Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in the proxy statement.
The fact that each director’s percentage ownership of our common equity Class A member units will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 100 Class A unit threshold. In this regard, the directors as a group will be treated exactly the same as other unit holders. In addition, the board determined that any potential conflict of interest created by the directors’ ownership of our Class A Units is relatively insignificant. The board did not set the 100 Class A Unit threshold to avoid exchanging the Class A member units of any directors. In addition, the increase in each director’s percentage ownership of our Class A Units resulting from the reclassification transaction is expected to be insignificant. As a group, the percentage beneficial ownership and voting power of all of our directors and executive officers would only increase approximately 2.38%, from approximately 6.98% to approximately 9.36%, after the reclassification transaction. This also is very unlikely to have a practical effect on their collective ability to control the Company.

Our board of directors was aware of the actual or potential conflicts of interest discussed above and considered it along with the other matters that have been described in this proxy statement under the captions “—Overview of the Reclassification Transaction” beginning on page  _____, "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page  _____  and “—Effects of the Reclassification Transaction on Unit Holders of FUEL” beginning on page _.
None of our executive officers or directors, who beneficially own an aggregate of 100 units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date. In addition, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 100 units are held in each account so that the holders would receive Class B or C Units.
Financing of the Reclassification Transaction
We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “—Fees and Expenses” beginning on page  _____  for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital.
Material Federal Income Tax Consequences of the Reclassification Transaction
The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction. This discussion does not consider the particular facts or circumstances of any holder of our units. This discussion assumes that you hold, and will continue to hold, your Class A, B, or C Units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder’s individual circumstances or tax status. Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a market-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a “hedge,” “straddle” or “conversion transaction”).
This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. No assurance can be given that, after any such change, this discussion would not be different. Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service. Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.
Federal Income Tax Consequences to FUEL
The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to us.

Federal Income Tax Consequences to Class A, B, and C Unit Holders
Unit holders receiving Class A, B, or C Units in exchange for their existing units will not recognize any gain or loss in the reclassification. You will have the same adjusted tax basis and holding period in your Class A, B, or C Units as you had in your units immediately prior to the reclassification.
The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.
Appraisal and Dissenter’s Rights
Under Georgia law, you do not have appraisal rights in connection with the reclassification transaction. Moreover, pursuant to our Second Amended and Restated Operating Agreement, you have waived any dissenter’s rights that may have otherwise been available. Other rights or actions under Georgia law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.
Regulatory Requirements
In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.
Fees and Expenses
We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $130,000, assuming the reclassification transaction is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$125,000
Printing, mailing costs and miscellaneous expenses	$5,000

Total	$130,000

QUESTIONS RELATED TO THE OTHER PROPOSED AMENDMENTS TO THE OPERATING AGREEMENT
Q: What is the effect of the non-reclassification related amendments to the Second Amended and Restated Operating Agreement if passed?
A: In addition to the proposed amendments related to the reclassification to the Second Amended and Restated Operating Agreement, the board is proposing that the anti-dilution provisions be removed from the Operating Agreement. This change would remove the provisions that require member approval to issue units in the future at a price that is less than thirty (30%) of the purchase price offered to investors in the Company’s initial registered offering of units or issue units in the future in an aggregate number of units that is greater than 125% of the maximum number of units offered to investors in the company’s initial registered offering of units. The change will allow the board more flexibility in obtaining additional capital if needed in the future.

Q: What is the voting requirement to approve the non-reclassification related amendments to the Second Amended and Restated Operating Agreement?
A: The presence, in person or by proxy, of 25% of our membership units is necessary to constitute a quorum at the special meeting. Currently 20,496 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting. Approval of the non-reclassification related amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the Members where a quorum is present (in person, by proxy, or by mail ballot), or at a minimum 10,249 of the 81,984 units.
Q: What will happen if the non-reclassification related amendments to the Second Amended and Restated Operating Agreement are not approved?
A: The approval of the non-reclassification related amendments to the Second Amended and Restated Operating Agreement is not contingent upon the approval of the reclassification or the reclassification related amendments to the Second Amended and Restated Operating Agreement and vice versa. Therefore, if the non-reclassification related amendments to the Second Amended and Restated Operating Agreement is not approved, but the reclassification and the reclassification related amendments to the Second Amended and Restated Operating Agreement are approved, then the Third Amended and Restated Operating Agreement will be effective, only the changes to remove the anti-dilution provisions in Section 5.8 will be removed. If the non-reclassification related amendments to the Second Amended and Restated Operating Agreement are approved but the reclassification or the reclassification related amendments to the Second Amended and Restated Operating Agreement are not approved, then the Third Amended and Restated Operating Agreement will be effective with only the anti-dilution provisions removed from Section 5.8, and the reclassification related amendments will be stricken.
THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT
We are currently governed by our Second Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix A. In connection with the reclassification transaction, we are proposing that our members approve amendments to our Second Amended and Restated Operating Agreement, some of which relate to the reclassification and some of which relate to the anti-dilution provisions, contained in a proposed Third Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.
The Reclassification
Amendments to the Preamble and Sections 1.9, 4.1, 5.2, 5.3, 5.4, 5.6, 5.8, 5.24, 6.1, 6.2, 6.3, 8.1, 9.2, 9.3, 10.1 of our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 100 units or more into Class A Units, unit holders who are the record holders of at least 21 but no more than 99 units into Class B Units, and unit holders who are the record holders of 20 or fewer units into Class C Units. In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C Unit for each unit held by such unit holders immediately prior to the effective time of the reclassification. Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement by our members. For a description of the terms of the Class A, B, and C Units, see “Description of Units” beginning on page _.

Description of Proposed Other Changes in the Third Amended and Restated Operating Agreement
In addition to the amendments not related to the reclassification of units which have been described below, our board of directors has proposed the following additional amendments related to the reclassification to our Second Amended and Restated Operating Agreement:
•	the modification in Section 1.4 of the Second Amended and Restated Operating Agreement to reflect the change of the Company’s principal place of business;
•
the modification to definitions in Section 1.9 of the Second Amended and Restated Operating Agreement, to reflect the proposed reclassification by defining “Class A Member,” “Class A Permitted Transfer,” “Class A Unit,” “Class A Unit Holders,” “Class B Member,” “Class B Permitted Transfer,” “Class B Unit,” “Class B Unit Holder,” “Class C Member,” “Class C Permitted Transfer,” “Class C Unit,” “Class C Unit Holder,” “Classification,” “Classification Date,” “Member,” “Permitted Transfer,” “Units,” and “Unit Holders;”

•
the modification in Section 4.1 of the Second Amended and Restated Operating Agreement that Distributions of Net Cash Flow will be made to Unit Holders in proportion to Units held and regardless of the class of Units owned by the Unit Holders;

•	the modification in Section 5.2 of the Second Amended and Restated Operating Agreement that Class A Members may increase or decrease the number of Directors;
•	the modification in Section 5.3(b) of the Second Amended and Restated Operating Agreement that nominations for Director elections may be made by Class A or Class B Members;
•	the modification in Section 5.4(a) Second Amended and Restated Operating Agreement that Class A Members may elect to have a Director removed without cause;
•
by amendment to Section 5.8 of our Second Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.7(a)(i)-(iv) without the unanimous consent of the Class A members;

•
by amendment to Section 5.8 of our Second Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.7(b)(i)-(iii) without the consent of a majority of the Class A membership voting interests;

•
by amendment to Section 5.8(c) of our Second Amended and Restated Operating Agreement, that pursuant to 5.8(c) a majority vote of each of the Class A, Class B and Class C Membership Voting Interests necessary to dissolve the Company and that Class A, Class B and Class C Members are entitled to vote on dissolution of the Company;

•
by amendment to Section 6.1 of our Operating Agreement, that our units will be classified into three classes as of the effective date of the reclassification transaction, and outlining the ownership requirements for Class A, B and C Units;

•
by the addition of Section 6.1(a) of our Second Amended and Restated Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 100 or more units on the classification date shall be classified as a Class A Unit;

•
by the addition of Section 6.1(b) of our Second Amended and Restated Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of at least twenty-one (21) but no more than ninety-nine (99) units on the classification date shall be classified as a Class B Unit;

•
by the addition of Section 6.1(c) of our Second Amended and Restated Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of twenty (20) or fewer units on the classification date shall be classified as a Class C Unit;

•
by amendment to Section 6.1 of our Second Amended and Restated Operating Agreement, that the classification of each Unit as a Class A, Class B or Class Unit effective as of the classification date shall remain in effect permanently following the reclassification transaction;

•
by amendment to Section 6.2 of our Second Amended and Restated Operating Agreement, that except as otherwise expressly provided, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs to act for or bind the Company in any way;

•
by the addition of Section 6.3(a) to our Second Amended and Restated Operating Agreement, that Class A members will have voting rights on all matters brought before the members of the Company, except as otherwise provided in the Second Amended and Restated Operating Agreement;

•
by the addition of Section 6.3(b) to our Second Amended and Restated Operating Agreement, that Class B members will be entitled to vote only upon (i) election of directors; and (ii) dissolution of the Company;

•	by the addition of Section 6.3(c) to our Second Amended and Restated Operating Agreement, that Class C members will be entitled to vote only upon the dissolution of the Company;
•
by the addition of Section 6.3(d) to our Second Amended and Restated Operating Agreement, that unless otherwise required by the Operating Agreement or by law, on any matter upon which more than one class of members are entitled to vote, the Class A, B and/or C members will vote together as a single class;

•
by amendment to Section 8.1 of our Second Amended and Restated Operating Agreement, that amendments to the Operating Agreement may be proposed by the directors or any Class A member, and the Class A members will vote on proposed amendments; notwithstanding; however, that the Second Amended and Restated Operating Agreement will not be amended without the consent of the holders of 75% of the units of each class of units adversely affected if such amendment would modify the limited liability of a member or alter the economic interest of a member;

•
by amendment to Section 9.2(a)(ii) of our Third Amended and Restated Operating Agreement, that a member may at any time transfer all or a portion of its Units without consideration to or in trust for descendants or the spouse of a Member so long as the Transfer does not increase the number of unitholders of the company;

•
by the deletion of Section 9.2(b)(ii) to our Second Amended and Restated Operating Agreement, that a Transfer of all or any portion of a Members’ Units be to any other Member or to any Affiliate or Related Party of another Member;

•
by the deletion of Section 9.2(b)(iii) to the Second Amended and Restated Operating Agreement, that a Transfer of all or any portion of a Members Units be to any Affiliate or Related Party of the transferor;

•
by amendment to Section 9.3(h) of our Second Amended and Restated Operating Agreement that a Condition Precedent to Transfer includes that the transfer will not result in an increase in the number of Class A unit Holders of record, or such other number required to maintain suspension of the Company’s reporting obligations, under the Securities and Exchange Act of 1934;

•
by amendment to Section 9.3(i) of our Second Amended and Restated Operating Agreement that a Condition Precedent to Transfer includes that the transfer will not result in an increase in the number of Class B or Class C unit holders of record, or such other number required to maintain suspension of the Company’s reporting obligations, under the Securities and Exchange Act of 1934;

•	general updates throughout our Third Amended and Restated Operating Agreement.
In addition, our board of directors has proposed the following additional amendments, not related to or contingent upon the reclassification, to our Second Amended and Restated Operating Agreement:
•
Removal of Section 5.8(b)(iii) and (iv) to remove the provisions that require member approval to issue units in the future at a price that is less than thirty (30%) of the purchase price offered to investors in the Company’s initial registered offering of units or issue units in the future in an aggregate number of units that is greater than 125% of the maximum number of units offered to investors in the company’s initial registered offering of units.

DESCRIPTION OF UNITS
General
If the reclassification transaction is approved, we estimate there will be approximately 61,164 Class A Units, 14,849 Class B Units and 5,971 Class C Units after the reclassification transaction. The exact number of Class A, B and C Units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C Units. All units when fully paid are nonassessable and are not subject to redemption or conversion. Generally, the rights and obligations of our members are governed by the Georgia Limited Liability Company Act and our Second Amended and Restated Operating Agreement, a copy of which is attached as Appendix A to this proxy statement.

Our units represent an ownership interest in the Company. Upon purchasing units, our unit holders enter into our Second Amended and Restated Operating Agreement and become members of our limited liability company. Each member has the right to:
•	a share of our profits and losses;
•	receive distributions of our assets when declared by our directors;
•	participate in the distribution of our assets if we dissolve; and
•	access and copy certain information concerning our business.
The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Second Amended and Restated Operating Agreement contained in our Third Amended and Restated Operating Agreement.
Rights and Obligations of Our Existing Units Under the Current Second Amended and Restated Operating Agreement
Transfer of Units
The transfer of our existing units is restricted. Prior to beginning operations at our ethanol plant, units could not be transferred unless they were transferred:
•	to the administrator or trustee of the member, if such transfer was done involuntarily by operation of law or judicial decree; or
•	made without consideration to a trust for the descendants or the spouse of the member.
After we began operations at our ethanol plant, members could transfer their units to:
•	any person approved by the directors in writing; and
•	any other member, affiliate or related party of another member, or an affiliate or related party of the transferring member.
Following a transfer of units, the transferee receiving the units will be admitted as a new member of our Company if he or she:
•	agrees to be bound by our Second Amended and Restated Operating Agreement;
•	pays or reimburses us for any legal, filing and publication costs that we incur relating to admitting such individual or entity as a new member; and
•	delivers, upon request, any other materials, such as tax information and identification numbers needed to complete the transfer.
We may prohibit a transferee from becoming a member if he or she does not comply with these requirements and certain conditions found in our Second Amended and Restated Operating Agreement. These conditions include:
•
except in the case of a transfer of any units involuntarily by operation of law, either (i) such units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel that such transfer is exempt from all applicable registration requirements and will not violate any applicable laws regulating the transfer of securities;

•
except in the case of a transfer of units involuntarily by operation of law, the transferor shall provide an opinion of counsel that such transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940;

•
Unless otherwise approved by the directors and a 75% majority in interest of the members, no transfer of units shall be made except upon terms which would not result in the termination of the Company within the meaning of Section 708 of the Internal Revenue Code (the “Code”) or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company.

Any transferee that is not admitted as a member will be treated as an unadmitted assignee. An unadmitted assignee may not vote and may only receive distributions that we declare or that are available upon our dissolution or liquidation. Unadmitted assignees are not entitled to any information or accountings regarding our business and may not inspect or copy our books and records.
Termination of Membership; Separable Voting and Economic Interests
Although we are managed by our directors, members have the right to vote on certain transactions, such as amending our Second Amended and Restated Operating Agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her voting rights and access to information concerning our business.
As provided in the Georgia Limited Liability Company Act and our Second Amended and Restated Operating Agreement, a member’s membership interest in our limited liability company may be terminated if her or she:
•	voluntarily withdraws from our limited liability company;
•	assigns our units for the benefit of creditors;
•	assigns all of our units and the individual or entity to whom they are assigned is admitted as a member; or
•	seeks or consents to the appointment of a trustee or receiver over all or substantially all of his or her property.
In addition, individuals will cease to be members upon their death or if they have been declared incompetent by a court of law. Entity members will cease to be members at the time they cease to exist. The membership of an estate will terminate when the fiduciary of the estate distributes all of the estate’s units. Accordingly, it is possible to be a holder of our units, but not a member. A unit holder that is not a member will have the same rights as an unadmitted assignee, which are discussed above.
Restrictive Legend
We may place the following legend, which may be amended by the directors in their sole discretion, upon any counterpart of our Second Amended and Restated Operating Agreement, the articles of organization, or any other document or instrument evidencing ownership of units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

Distribution of Operating Income
Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our directors in their sole discretion. Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding. No distributions may be made in violation of the Georgia Limited Liability Company Act.
Maximum Ownership
There is no maximum ownership provision for our common equity units.
Minimum Ownership Requirement
There is no minimum ownership requirement for our common equity units.
Rights and Obligations of Class A Units Under the Third Amended and Restated Operating Agreement
Generally, as set out in the proposed Third Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A Units will be similar to the terms and conditions of our common equity units prior to a reclassification. The following are material similarities and differences between the existing units and the Class A Units:
Voting Rights
As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Third Amended and Restated Operating Agreement or Georgia law.
Transferability
Our Class A Units will have similar transfer restrictions as our existing units. Unlike our existing units, Class A Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class A Units if:
•	the transfer would result in an increase in the number of Class A unit holders; or
•	the transfer would change certain tax treatments of the Company.
As with transferees of our existing units, transferees of Class A Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A Units must also become parties to the Company’s Third Amended and Restated Operating Agreement.
Maximum Ownership Limitations for Members
There will be no maximum ownership provision for Class A Units following the reclassification.

Minimum Ownership Requirement
There is no minimum ownership requirement for Class A Units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class A Units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 100 or more Class A Units in the future.
Restrictive Legend
Certificates representing the Class A Units will bear the same restrictive legend as our certificates currently representing our units.
Rights and Obligations of Class B Units Under the Third Amended and Restated Operating Agreement
The following are material similarities and differences between the existing units and the Class B Units:
Voting Rights
Unlike our existing units or Class A Units, Class B members will be entitled to vote only on the election of directors and dissolution of the Company. Class B members will, however, be entitled to vote on any amendment to our proposed Third Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.
Transferability
Our Class B Units will have similar transfer restrictions as our existing units. Unlike our existing units, Class B Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class B Units if:
•	the transfer would result in an increase in the number of Class B unit holders; or
•	the transfer would change certain tax treatments of the Company.
As with transferees of our existing units, transferees of Class B Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B Units must also become parties to the Company’s Third Amended and Restated Operating Agreement.
Maximum Ownership
There will be no maximum ownership provision for Class B Units following the reclassification.
Minimum Ownership Requirement
There is no minimum ownership requirement for Class B Units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class B Units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 21 units in the future.

Restrictive Legend
Certificates representing the Class B Units will bear the same restrictive legend as our certificates currently representing our units.
Rights and Obligations of Class C Units Under the Third Amended and Restated Operating Agreement
The following are material similarities and differences between the existing units and the Class C Units:
Voting Rights
Unlike our existing units or Class A or B Units, Class C members will be entitled to vote only on the dissolution of the Company. Class C members will, however, be entitled to vote on any amendment to our proposed Third Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.
Transferability
Our Class C Units will have similar transfer restrictions as our existing units. Unlike our existing units, Class C Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class C Units if:
•	the transfer would result in an increase in the number of Class C unit holders; or
•	the transfer would change certain tax treatments of the Company.
As with transferees of our existing units, transferees of Class C Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.
Maximum Ownership
There will be no maximum ownership provision for Class C Units following the reclassification.
Restrictive Legend
Certificates representing the Class C Units will bear the same restrictive legend as our certificates currently representing our units.
Comparison of Features of Class A, B and C Units
The following table sets forth a comparison of the proposed features of the Class A, B and C Units. Section references are to sections in the proposed Third Amended and Restated Operating Agreement.

Current
Common
	Equity Units	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or Georgia law.	Entitled to vote on all matters for which unit holder approval is required under our Third Amended and Restated Operating Agreement or Georgia law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our Third Amended and Restated Operating Agreement or Georgia law.	Only entitled to vote on voluntary dissolution and as may be required by our Third Amended and Restated Operating Agreement or Georgia law.

Current
Common
	Equity Units	Class A	Class B	Class C
Transfer Rights	Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement and tax and securities laws.	Transfer will only be allowed pursuant to the restrictions set forth in our Third Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in an increase in the Class A unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Third Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in an increase in the Class B unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Third Amended and Restated Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in an increase in the Class C unit holders of record. (Section 9)

Minimum/Maximum Ownership Requirements	Holders of common equity units are not subject to minimum ownership requirements or limitations.	Holders of Class A Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class B Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class C Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

Amendments to the Operating Agreement	Holders of common equity units may amend the Company’s Second Amended and Restated Operating Agreement.	Holders of Class A Units may amend the Company’s Third Amended and Restated Operating Agreement (Section 8).	Holders of Class B Units may not amend the Company’s Third Amended and Restated Operating Agreement (Section 8). However, Class B members may vote on any amendment to our Third Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.	Holders of Class C Units may not amend the Company’s Third Amended and Restated Operating Agreement (Section 8). However, Class C members may vote on any amendment to our Third Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Current
Common
	Equity Units	Class A	Class B	Class C
Sharing of Profits and Losses	Holders of common equity units are entitled to share in the profits and losses of the Company on a pro rata basis.	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).

Distributions	Holders of common equity units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors.	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

Dissolution	Holders of common equity units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution.	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).

Information Rights	Holders of common equity units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business.	Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).

PROPOSED NON-RECLASSIFICATION RELATED AMENDMENTS TO THE SECOND AMENDED
AND RESTATED OPERATING AGREEMENT
As described above, the board has proposed that the members approve removal of the anti-dilution provisions in the Second Amended and Restated Operating Agreement. This change would remove the provisions that require member approval to issue units in the future at a price that is less than thirty (30%) of the purchase price offered to investors in the Company’s initial registered offering of units or issue units in the future in an aggregate number of units that is greater than 125% of the maximum number of units offered to investors in the company’s initial registered offering of units. The change will allow the board more flexibility in obtaining additional capital if needed in the future.
Accordingly, it is proposed that the Company amend the Second Amended and Restated Operating Agreement to delete subsections (iii) and (iv) of Section 5.8(b) in the Second Amended and Restated Operating Agreement, which currently reads:
(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:
....
(iii)	Issue Units at a purchase price that is less than thirty percent (30%) of the purchase price offered to investors in the Company’s initial registered offering of Units;
(iv)
Issue an aggregate number of Units that is greater than one hundred twenty-five percent (125%) of the maximum number of Units to be offered to investors in the Company’s initial registered offering of Units; or

Required Vote and Board Recommendation
Approval of the non-reclassification related amendments to our Second Amended and Restated Operating Agreement contained in the Third Amended and Restated Operating Agreement requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the Members where a quorum is present (in person, by proxy, or by mail ballot),
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-RECLASSIFICATION RELATED AMENDMENTS TO THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT.
ABOUT THE SPECIAL MEETING
Date, Time and Place of Special Meeting
Our board of directors is asking for your proxy for use at a special meeting of the members to be held on _____, 2010, at  ____ __.m., central time, at the _____,  _____, Georgia, and at any adjournments or postponements of that meeting.

Proposals to be Considered at the Special Meeting
Our board of directors has authorized, and unanimously recommends for your approval at the special meeting, the following matters:
A.
Adoption of the proposed reclassification-related amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units: Class A Units, Class B Units and Class C Units.

B.
Approval of the reclassification of our units to reclassify certain of our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

C.
Non-reclassification related amendments to our Second Amended and Restated Operating Agreement for anti-dilution provisions to remove the provisions that require member approval to issue units in the future at a price that is less than thirty (30%) of the purchase price offered to investors in the Company’s initial registered offering of units or issue units in the future in an aggregate number of units that is greater than 125% of the maximum number of units offered to investors in the company’s initial registered offering of units.

These matters will be voted upon separately by our members. If Proposals A or B are not approved, our board of directors, in its discretion may determine not to implement:
•	the reclassification; or
•	any or all of the proposed reclassification related-amendments that our members otherwise approved.
Proposal C related to the non-reclassification related amendments to our Second Amended and Restated Operating Agreement is not contingent upon approval of the reclassification or the reclassification-related amendments.
Our board of directors will have the discretion to determine if and when to effect the amendments to our Second Amended and Restated Operating Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members. For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board of directors may determine not to effect the reclassification transaction.
We expect that if the members approve and the board elects to effect the amendments to our Second Amended and Restated Operating Agreement, the reclassification will become effective on  _____, 2010.
Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the special meeting. The board is not aware of any other business to be conducted at the special meeting.
Record Date
You may vote at the special meeting if you were the record owner of our member units at the close of business on  _____, 2010, which has been set as the record date. At the close of business on the record date, there were 81,984 membership units outstanding held by approximately 858 record unit holders. If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the special meeting for each member unit you held of record at the close of business on the record date.

Quorum; Vote Required for Approval
The presence, in person or by proxy, of 25% of our membership units entitled to vote is necessary to constitute a quorum at the special meeting. Currently 20,496 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting. Approval of the amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the members (in person, by proxy, or by mail ballot), or at a minimum 10,249 of the 81,984 outstanding units. Because the executive officers and directors of FUEL have the power to vote a total of 5,725 units and because we believe that all of the executive officers and directors will vote in favor of the transaction, this means a total of only 4,524 units held by members who are not executive officers or directors of the Company ~~will~~ may be required to vote in favor of the amendments for them to be approved, provided that only the minimum number of membership units required to meet the quorum requirement are present in person or by proxy. Because the executive officers and directors hold only approximately 6.98% of the voting power of our total outstanding units, 55.86% of the units necessary for approval of the amendments to our Second Amended and Restated Operating Agreement, there is no assurance that the amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, will be approved.
Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the special meeting. Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction. Approval of the amendments to our Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated members, and no separate vote will be conducted.
Any proposal to adjourn or postpone the special meeting, if necessary, must be approved by the holders of at least a majority in voting power of the outstanding membership units present at the meeting.
Voting and Revocation of Proxies
You may vote your member units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend. The proxy card must be returned to the Company no later than 5:00 p.m. on  _____, 2010, for your vote to be valid. If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” the proposal to approve the proposed amendments to the Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, and the proposal to adjourn or postpone the meeting, if necessary.
You can revoke your proxy at any time before FUEL takes a vote at the meeting by:
•
delivering to Alicia Shirah, our Director of Communications, at our corporate offices at 4433 Lewis B. Collins Road, Pelham, Georgia 31779 on or before the business day prior to the special meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•
delivering to us at the special meeting prior to the taking of the vote on the proposed amendments, including the reclassification transaction, a later-dated and signed proxy card or a written revocation;

•	attending the special meeting and voting in person; or
•	if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.
Revoking a proxy will not affect a vote once it has been taken. Attendance at the special meeting will not, in itself, constitute a revocation of a proxy. If you plan to attend the special meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the special meeting.

Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.
Solicitation of Proxies; Expenses of Solicitation
Solicitation of proxies will be made primarily by mail. Proxies may also be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.
We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.
We are mailing this proxy material to our unit holders on or about  _____, 2010.
Authority to Adjourn Special Meeting to Solicit Additional Proxies
We are asking our members to grant full authority for the special meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve amendments to the Second Amended and Restated Operating Agreement contained in the proposed Third Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, proposed by this proxy statement.

FINANCIAL INFORMATION
Selected Historical Financial Data
Set forth below is our selected historical unaudited consolidated financial information. The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 and from other information and data contained in the Annual Report and Quarterly Report. The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Reports. Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all unit holders. In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” beginning on page _.

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	June 30, 2010	September 30, 2009	September 30, 2008
	(Unaudited)	(Audited)	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,734,708	$—	$7,685,978
Trade and other accounts receivable	3,322,207	4,080,745
Due from broker	457	109,700
Inventory	7,500,716	7,619,273	4,542,099
Other assets	1,078,582	75,714	1,242,410

Total current assets	13,636,670	11,885,432	13,470,487

PROPERTY AND EQUIPMENT
Office building, furniture and equipment	1,091,395	1,080,985	935,869
Land and improvements	2,508,148	2,508,148	1,005,000
Plant buildings and equipment	161,421,785	161,289,145	156,115,623

	165,021,328	164,878,278	158,056,492

Less accumulated depreciation	(15,391,607)	(8,840,707)	(40,208)

	149,629,721	156,037,571	156,016,284

RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	2,779,634	4,269,662	2,144,094

FINANCING COSTS	3,890,756	4,483,577	5,485,738

TOTAL ASSETS	$169,936,781	$176,676,242	$179,116,603

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Excess of outstanding checks over bank balance	$—	$81,555	$—
Revolving line of credit	13,784,129	13,784,129	11,900,000
Current portion of long-term debt	6,469,366	9,204,578	3,239,850
Current portion of capital lease obligations	1,038,445	1,019,029	—
Current portion of interest rate swap liability	572,016	817,718	129,739
Accounts payable and accrued expenses	6,544,103	9,243,647	12,648,499
Accrued interest	547,000	615,625	1,680,318
Deferred revenue	1,400,000	—	50,000
Derivative financial instruments	—	61,325	501,588

Total current liabilities	30,355,059	34,827,606	30,149,994

INTEREST RATE SWAP LIABILITY	286,008	954,004	—

CAPITAL LEASE OBLIGATIONS	2,772,663	3,073,996	126,327

LONG-TERM DEBT	100,711,201	103,325,017	88,063,418

TOTAL LIABILITIES	134,124,931	142,180,623	118,339,739

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY
Membership contributions, 81,984 units issued and outstanding	77,373,609	77,226,361	75,042,636
Accumulated deficit	(41,561,759)	(42,730,742)	(14,265,772)

Total members’ equity	35,811,850	34,495,619	60,776,864

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$169,936,781	$176,676,242	$179,116,603

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months	Year Ended	Year Ended
	Ended June 30,	September 30,	September 30,
	2010	2009	2008
	(Unaudited)	(Audited)	(Audited)

Revenues	$152,005,191	$166,561,773	$
Cost of goods sold	142,269,909	178,695,057

Gross profit (loss)	9,735,282	(12,133,284)	—

General and administrative expenses	3,161,325	5,123,484	5,068,196

Operating income (loss)	6,573,957	(17,256,768)	(5,068,196)

Other income (expense)
Unrealized gain (loss) on interest rate swap	913,698	(1,140,395)	(631,327)
Gain (loss) on the sale of equipment	(5,815)	—	—
Interest expense	(6,320,426)	(10,077,221)	(5,556,156)
Interest income	7,569	9,414	972,489

	(5,404,974)	(11,208,202)	(5,214,994)

Net income (loss)	$1,168,983	$(28,464,970)	$(10,283,190)

Net inome (loss) per unit (Basic and Diluted)	$14.26	$(361.82)	$(134.23)

Weighted average units outstanding	81,984	78,671	776,610

Pro Forma Information
Set forth below is our pro forma information showing the effect of the reclassification transaction on the Company’s balance sheet, the Company’s statement of income, earnings per share and the Company’s book value per share.

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
PRO FORMA CONSOLIDATED BALANCE SHEETS

			As Adjusted
	Actual September 30,	Effect of	September 30,
	2009	Deregistration	2009
	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$—	$—	$—
Trade and other accounts receivable	4,080,745	—	4,080,745
Due from broker	109,700	—	109,700
Inventory	7,619,273	—	7,619,273
Other assets	75,714	—	75,714

Total current assets	11,885,432	—	12,285,432

PROPERTY AND EQUIPMENT
Office building, furniture and equipment	1,080,985	—	1,080,985
Land and improvements	2,508,148	—	2,508,148
Plant buildings and equipment	161,289,145	—	161,289,145

	164,878,278	—	164,878,278

Less accumulated depreciation	(8,840,707)	—	(8,840,707)

	156,037,571	—	156,037,571

RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	4,269,662	—	4,269,662

FINANCING COSTS	4,483,577	—	4,483,577

TOTAL ASSETS	$176,676,242	$—	$176,676,242

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Excess of outstanding checks over bank balance	$81,555	$—	$81,555
Revolving line of credit	13,784,129	—	13,784,129
Current portion of long-term debt	9,204,578	—	9,204,578
Current portion of capital lease obligations	1,019,029	—	1,019,029
Current portion of interest rate swap liability	817,718	—	817,718
Accounts payable and accrued expenses	9,243,647	—	9,243,647
Accrued interest	615,625	—	615,625
Derivative financial instruments	61,325	—	61,325

Total current liabilities	34,827,606	—	34,827,606

INTEREST RATE SWAP LIABILITY	954,004	—	954,004

CAPITAL LEASE OBLIGATIONS	3,073,996	—	3,073,996

LONG-TERM DEBT	103,325,017	—	103,325,017

TOTAL LIABILITIES	142,180,623	—	142,180,623

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY
Class A (81,984 common equity units before, 61,164 units after reclassification, respectively)	77,226,361	(19,738,000)	57,488,361
Class B (14,849 units after reclassification)	—	13,997,000	13,997,000
Class C (5,971 units after reclassification)	—	5,741,000	5,741,000
Accumulated deficit	(42,730,742)	—	(42,730,742)

Total members’ equity	34,495,619	—	34,495,619

TOTAL LIABILITIES AND MEMBERS’ EQUITY	176,676,242	—	176,676,242

Net Book Value/Unit (Class A)	$420.76	$—	$420.76

Net Book Value/Unit (Class B)	$—	$420.76	$420.76

Net Book Value/Unit (Class C)	$—	$420.76	$420.76

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended		As Adjusted
	September 30,	Effect of	September 30,
	2009	Deregistration	2009
	(Audited)

Revenues	$166,561,773	$—	$166,561,773
Cost of goods sold	178,695,057	—	178,695,057

Gross profit (loss)	(12,133,284)	—	(12,133,284)

General and administrative expenses	5,123,484	400,000	4,723,484

Operating income (loss)	(17,256,768)	400,000	16,856,768

Other income (expense)
Unrealized gain (loss) on interest rate swap	(1,140,395)	—	1,140,395
Interest expense	(10,077,221)	—	(10,077,221)
Interest income	9,414	—	9,414

	(11,208,202)	—	(11,208,202)

Net income (loss)	$(28,464,970)	$400,000	$(28,064,970)

Net (loss) per unit (Basic and Diluted)
Class A Units	$(361.82)	$356.74	$356.74

Class B Units	$—	$356.74	$356.74

Class C Units	$—	$356.74	$356.74

Weighted average units outstanding (Basic and Diluted)
Class A Units	78,671	(20,703)	57,968
Class B Units	—	14,757	14,757
Class C Units	—	5,946	5,946

	78,671	—	78,671

MARKET PRICE OF FIRST UNITED ETHANOL, LLC
UNITS AND DISTRIBUTION INFORMATION
Comparative Market Price Data
Our units are not traded actively and there is no established public trading market for our securities although trading in our units is facilitated through a qualified matching service, an alternative trading system as defined by the SEC. The following table sets forth the high and low trading prices on a quarterly basis for transactions in our member units known to us that occurred since trading began. There may be other transactions of which we are not aware.

	High Closing Price Per	Low Closing Price Per	Average Price Per
Quarter Ending:	Unit	Unit	Unit
December 31, 2009	$1,000	$500	$750
March 31, 2010	$700	$700	$700
June 30, 2010	$650	$650	$650
September 30, 2010	$500	$500	$500
There were approximately 858 record holders of our 81,984 outstanding units on October  _____, 2010.
Distributions
We have made no distributions of any kind to our Members during the past two years.
The payment and rate of future distributions, if any, are subject to review by the board of directors in light of our financial condition, results of operations, capital requirements and other factors deemed relevant at that time. Loan covenants mandate that we cannot pay any distributions until we have paid $20 million under our Loan and our lender receives 50% of all of our remaining cash that is available after principal and interest payments have been made under the Loan.
We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C Units differ with respect to the rights of members to receive distributions from the Company.
IDENTITY AND BACKGROUND OF FILING PERSONS
(DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY)
During the last five years, the Company has not been convicted in a criminal proceeding and has not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.
Set below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of our directors and executive officers. Each person identified below is a United States citizen. Unless otherwise noted, (a) all directors have been employed in the principal occupations noted below for the past five years or more, and (b) the principal business address of each person identified below is 4433 Lewis B. Collins Road, Pelham, Georgia 31779

Murray Campbell, Chief Executive Officer and Director. For the past five years, Murray Campbell has owned and operated a 1300-acre farming operation. He has been involved in agriculture since beginning in the farm supply business during high school and college. He then worked for 9 years in the farm management industry. For 17 years, he was a partner in CoveyRise Plantation, a commercial hunting preserve, and Hopeful Peanut Company, a peanut buying point. Mr. Campbell has served as the Georgia representative and Chairman of the National Peanut Board as well as numerous peanut industry committees. Mr. Campbell has been deeply involved in water issues in Georgia serving on several state and regional boards. He has been on boards of directors of cotton gins, farm bureaus, county USDA committees, state tourism and agriculture committees, athletic organizations and the Presbyterian Church. Also, Murray Campbell and Miley Adams are brothers-in-law. Mr. Campbell served as a Director since our inception. He also served as our Chairman until February 2008. At that time, he became our Chief Executive Officer.
Tommy L. Hilliard, Vice Chairman and Director. In 2006, Tommy L. Hilliard retired after 26 years as Senior Vice President and Board Secretary for Planters & Citizens Bank of Camilla, Georgia. He currently serves as Chairman of the Mitchell County Development Authority and manages W. C. Adams & Sons, a family corporation. Mr. Hilliard also owns and operates a farm in the Camilla area and owns one-third interest in E.H.T. Landholding Company, LLC, a family farming company. He has served as a member of the board of directors for the Five County Joint Development Authority and boards of directors for the Mitchell County Schools and Southwest Georgia Economic Development Corporation. Mr. Hilliard has served as our Vice-Chairman and as a Director since our inception.
Steve Collins, Treasurer and Director. For the past five years, Steve Collins has been engaged in a family farming enterprise in Mitchell County. He also currently serves on the board of the Mitchell County Farm Bureau. Mr. Collins has served as our Treasurer and a Director since our inception.
Miley Adams, Secretary and Director. For the past five years, Miley Adams has been a farmer in the Camilla area. In addition, Mr. Adams owns and manages farming operations for Joe B. Adams & Sons, Inc. and Adams Poultry. He currently serves on the board of directors of Planters and Citizens Bank. He also serves on the board of directors for W.C. Adams & Sons and Adams & Walker, Inc. Mr. Adams and Murray Campbell, our CEO, are brothers-in-law. Mr. Adams has served as our Secretary since 2009 and has been a Director since our inception.
Thomas H. Dollar, II, Chairman and Director. For the past five years, Thomas H. Dollar has been President and owner of Dollar Farm Products Company and President of Decatur Gin Company and Miller County Gin. Mr. Dollar is also engaged in a farming operation under the name Dollar Family Farms. Mr. Dollar has served on the boards of the Georgia Soybean Association, Tri River Waterway and Chickasha Oil Mills. He presently is on the board of directors at Port City Bank in Bainbridge, American Peanut Growers Group-Donalsonville, Georgia, Hidden Dunes Condo-Panama City Beach, Florida and Chem-Nut in Albany, Georgia. Mr. Dollar has served as Chairman since February 2008 and has been a Director since September 2005.
Kenneth J. Hunnicutt, Director. In 2006, Kenneth J. Hunnicut retired as Chairman of Ameris Bancorp, a position he held for 20 years. Mr. Hunnicutt is also engaged in farming and cattle operations. He has held leadership positions that include: Chairman and Board of Director for the Georgia’s Bankers Association; Advisory Board for Norfolk Southern; Chairman of Colquitt County Economic Development Corporation; and President of Moultire-Colquitt Chamber of Commerce. Mr. Hunnicutt has been a Director since September 2005.
Robert L. Holden, Sr., Director. For the past five years, Robert L. Holden has been a co-owner and operator of Grady Ranch, has served on the board of directors of the AgFirst Farm Credit Bank, and has served as director of the Southwest Georgia Agricultural Credit Association in Bainbridge, Georgia. Mr. Holden also serves on the board of directors of Georgia Milk Producers, American Dairy Association and Grady County Farm Bureau. Mr. Holden has served as a Director since September 2005.
Donald Shirah, Director. For the past five years, Donald Shirah has been farming in Mitchell County. He currently serves as Vice-President of the Mitchell County Farm Bureau and is a member of the board of directors of the Bank of Camilla. He also serves on the Flint River Soil and Water Conservation District Board. Mr. Shirah has served as a Director since our inception.

Mark A. Glass, Director. For the past five years, Mark A. Glass has been the president and chief executive officer of Glass Enterprises, located in Camilla, Georgia. Mr. Glass has served on the Georgia Farm Bureau board of directors and currently serves on boards for Mitchell County Farm Bureau, Flint River National Bank and United Poultry Growers Association. Mr. Glass has served on the Management Committee of Southwest Georgia Ethanol, LLC since its inception in October 2007. Mr. Glass has served as a Director since 2010.
Ralph Powell, Director. For the past five years, Ralph Powell, has served as a consultant for Southwind Plantation. He began his 34 year career with Georgia Power in 1964. Mr. Powell is a Vietnam Veteran and serves on the board of Southern Fidelity Insurance Company in Tallahassee, Florida. He has served as president of several civic club organizations including Lions Club, Chamber of Commerce and Rotary Club. Mr. Powell resides in Brinson, Georgia. Mr. Powell has served as a Director since 2010.
Lawrence Kamp, Chief Financial Officer. Lawrence Kamp was hired as our CFO in March 2007. Prior to that, Mr. Kamp had been employed as the CFO of Agri Ethanol located in Raleigh, North Carolina and prior to his employment with Agri Ethanol, Mr. Kamp was Controller at ConAgra’s Raleigh, North Carolina location. From 2000 to 2005 Mr. Kamp was the Director of Finance at Coca-Cola Bottling plant in Lehigh Valley, Pennsylvania.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information regarding the beneficial ownership of our membership units as of  _____, 2010, by each 5% unit holder. Other than Ethanol Capital Partners, LP and Green Capital, LLC no person or entity is currently known to the Company to be the beneficial owner of more than 5% of our outstanding units. Except as otherwise noted in the footnotes to the table, each individual has sole investment and voting power with respect to the membership units set forth opposite its name.
The table also sets forth the number and approximate percentage of units that the persons and entities named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 61,164 units are reclassified as Class A Units and there are no changes in the named entity or person’s ownership between  _____, 2010, and the reclassification date.

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class
Membership Units	Ethanol Capital Group, LLC
	5151 E. Broadway Ste. 510
	Tucson, AZ 85711	5,000 units	6.10%
Membership Units	Green Capital, LLC
	8501 E. Willow Ridge
	Sioux Falls, SD 57110	5,000 units	6.10%
The table below sets forth information regarding the beneficial ownership of our directors and executive officers and by all of our directors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 81,984 units are reclassified as Class A, B and C Units and there are no changes in the named entity or person’s ownership between  _____, 2010, and the reclassification date.

	Name of	Amount and Nature	Percent of Class
Title of Class	Beneficial Owner(1)	of Beneficial Owner	at 2009 Year End
Membership Units	Miley Adams	250 units	0.30%
Membership Units	Steve Collins	155 units	0.19%
Membership Units	Murray Campbell (3)	763 units	0.93%
Membership Units	Thomas H. Dollar, II (2)	1,440 units	1.76%
Membership Units	Tommy L. Hilliard	270 units	0.33%
Membership Units	Robert L. Holden, Sr.	270 units	0.33%
Membership Units	Kenneth J. Hunnicutt	120 units	0.15%
Membership Units	Lawrence Kamp, CFO(3)	191 units	0.23%
Membership Units	Donald Shirah	290 units	0.35%
Membership Units	Mark Glass	2,000 units	2.44%
Membership Units	Ralph Powell	550 units	0.67%
	Totals:	6,299 units	7.68%

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.

(2)
Units beneficially owned by the Thomas H. Dollar Marital Trust of which our Director Thomas H. Dollar, II is the trustee and by Dollar Farm Products of which our Director Thomas H. Dollar, II is the president.

(3)
Reflects options to purchase Units issued to Mr. Campbell and Mr. Kamp pursuant to the Option Plan and Option Agreement. The percentage of class is calculated based on the total number of units currently outstanding plus the number of units for which options may be exercised.

The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement. Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.
UNIT PURCHASE INFORMATION
Prior Purchases of Membership Units
During the past two years, FUEL has not repurchased any of its membership units.
Recent Transactions
Since September 30, 2010, neither FUEL, nor its affiliates, directors, or executive officers, has made any purchases of our membership units.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Relationships and Related Transactions
No family relationships exist between any of the directors of the board, officers, or key employees of FUEL. Since our inception, we have entered into transactions with related parties. Our initial directors constitute our founding members. As such, we currently do not have outside directors or unaffiliated unit holders to evaluate related party transactions.
The following members of our board of directors meet the definition of independent director set forth by NASDAQ: Tommy Hilliard, Steve Collins, Thomas Dollar, II, Ralph Powell, Mark Glass, Donald Shirah, Kenneth Hunnicutt and Robert Holden, Sr.
Conflicts of Interest
Conflicts of interest exist and may arise in the future as a result of the relationships between and among our members, officers, directors and their affiliates. Although our officers and directors have fiduciary duties to us, certain of our directors also owe fiduciary duties and other obligations to entities with whom we compete or do business with. Whenever conflicts arise between us and an officer or director or an entity with which that officer or director is affiliated, the board as a whole will seek to resolve the conflict. A director will not participate when the board considers a transaction where he or she has a conflict of interest. We do not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest. Some conflict situations, including disputes that may arise between us and Fagen or ICM as a result of the construction of the ethanol plant, are expected to be resolved through binding arbitration according to construction industry rules.

Conflicts of interest could arise in the situations described below, among others:
•	We may engage in transactions with affiliates of our directors. Members will have no right to individually enforce the obligations of our directors or their affiliates in our favor.
•
Our directors’ decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director’s expenses, loan covenants, capital improvements, contingencies or a sale, merger or business combination that will effect the amount of cash available for distribution to members.

•
We may reimburse our directors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that directors submit to us.

•	We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.
•
Fagen Inc. is involved in and/or owns interests in various ethanol construction and development projects throughout the United States. These projects will compete with our project for purchasing corn and other raw material supplies, and the sale of ethanol and distillers grains.

•	Our Third Amended and Restated Operating Agreement does not prevent our directors from being involved in activities that compete with us.
•	Our members or their affiliates may loan money to us for which we may pay interest up to a rate of prime plus 4%.
Agreements Involving Our Securities
There are no agreements relating to our units other than our Second Amended and Restated Operating Agreement, which sets forth the rights and preferences of the membership units. A copy of our Second Amended and Restated Operating Agreement is attached as Appendix A to this proxy statement.
Employment Agreements with Directors or Officers
FUEL entered into an Employment Agreement (“Agreement”) with Lawrence Kamp on March 6, 2007. Pursuant to the Agreement, Mr. Kamp will be the Chief Financial Officer for FUEL and shall report directly to the Chief Executive Officer.
In consideration of his services, Mr. Kamp will receive an annual base salary of $115,000 and will be eligible for an annual performance bonus of up to 20% of his annual base salary. Mr. Kamp will be entitled to fully participate in FUEL’s employee benefit plans and programs. Either Mr. Kamp or FUEL may terminate the agreement without cause upon 90 days advance notice to the other.
In connection with the future termination of the Agreement, Mr. Kamp will have the obligation not to disclose FUEL’s confidential information or trade secrets to any person or entity for a period of 12 months following termination of the Agreement. Under the Agreement, Mr. Kamp is also subject to a covenant not to compete with FUEL within a 200 mile radius of FUEL’s facilities in Mitchell County, Georgia.
On April 9, 2009, FUEL also entered into an amended Employment Agreement (“Employment Agreement”) with Murray Campbell for his services as its Chief Executive Officer. Under the amended Employment Agreement, Mr. Campbell’s annual base salary is $180,250 and he is eligible for an annual performance bonus of up to 20% of his annual base salary. Mr. Campbell will be entitled to participate fully in FUEL’s employee benefit plans and programs. Either Mr. Campbell or FUEL may terminate the agreement without cause upon 90 days advance notice to the other.

We do not have any employment agreements with any other officer or director.
OTHER MATTERS
Reports, Opinions, Appraisals and Negotiations
We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.
Persons Making the Solicitation
The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us. In addition to the use of mail, our officers and directors may solicit proxies by telephone or other electronic means. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.
Other Matters of Special Meeting
As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above. If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
Forward Looking Statements
Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See “—Where You Can Find More Information” below.
Where You Can Find More Information
We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov). In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended September 30, 2009 and Quarterly Report for the fiscal quarter ended June 30, 2010 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference
In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. The following documents are incorporated by reference herein:
•	our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010, including unaudited financial information; and
•	our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, including audited financial information.
We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report and Quarterly Report for the quarter ended June 30, 2010 with this proxy statement as Appendix C. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address: First United Ethanol, LLC, 4433 Lewis B. Collins Road, Pelham, Georgia 31779, Attention: Alicia Shirah.

By order of the board of directors:

Thomas Dollar, II
Chairman of the Board

PRELIMINARY PROXY
FIRST UNITED ETHANOL, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON ___________, 20__

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:
Vote by Mail or Facsimile:
1) Read the Proxy Statement
2) Check the appropriate boxes below
3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (229) 522-2824 no later than 5:00 p.m. on  _____,  _____, 20_.
The undersigned hereby appoints  _____, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Special Meeting of Members to be held on  _____,  _____, 20_____, at  _____  in  _____, Georgia, and at adjournment thereof, on any matters coming before the meeting.
Said Proxies will vote on the proposals set forth in the notice of the special meeting and proxy statement as specified on this card. If a vote is not specified, said Proxies will vote in favor of the proposals listed below. If any other matters properly come before the special meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of directors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.
Our directors unanimously recommend that you vote “FOR” the proposals 1, 2 and 3.
1. For approval of the proposed amendments to the Second Amended and Restated Operating Agreement of FIRST UNITED ETHANOL, LLC related to the reclassification and contained in the Third Amended and Restated Operating Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2. For approval of the Reclassification of units held by unit holders who are the record holders of 100 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 99 or fewer than 21 units into Class B Units, and the units held by unit holders who are the record holders of 20 or fewer units into Class C Units.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. For approval of the proposed amendments to the Second Amended and Restated Operating Agreement of FIRST UNITED ETHANOL, LLC related to the removal of certain anti-dilution provisions and contained in the Third Amended and Restated Operating Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
You are encouraged to specify your choices by marking the appropriate boxes above. This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting. The Proxies cannot vote your units unless you sign and return this card.

Proposal 1 (the reclassification-related amendments to the Second Amended and Restated Operating Agreement) and Proposal 2 (the reclassification) are conditioned upon each other. If either Proposal 1 or Proposal 2 are not approved, the reclassification or any or all of the proposed amendments that our members otherwise approved will not be implemented. Proposal 3 (the non-reclassification related amendments to the Second Amended and Restated Operating Agreement) is not conditioned upon the approval of Proposal 1 or Proposal 2.
Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder

APPENDIX A
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

SECOND AMENDED AND RESTATED OPERATING AGREEMENT
OF
FIRST UNITED ETHANOL, LLC
Dated April 5, 2006

FIRST UNITED ETHANOL, LLC
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

i

ii

iii

SECOND AMENDED AND RESTATED OPERATING AGREEMENT
OF
FIRST UNITED ETHANOL, LLC
THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the 5th day of April, 2006, by and among First United Ethanol, LLC, a Georgia limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.9.
WHEREAS, the Company’s organizers caused to be filed with the State of Georgia, Articles of Organization dated March 9, 2005, pursuant to the Georgia Limited Liability Company Act (the “Act”); and
WHEREAS, the Company’s organizers adopted an Operating Agreement of the Company dated September 6, 2005, pursuant to the Act; and
WHEREAS, the Members desired to amend and restate the Operating Agreement to revise, and set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs and adopted an Amended and Restated Operating Agreement on December 14, 2005, pursuant to the Act.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as a Georgia limited liability company by filing Articles of Organization with the Georgia Secretary of State on March 9, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
1.2 Name. The name of the Company shall be “First United Ethanol, LLC” and all business of the Company shall be conducted in such name.

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1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Georgia; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Georgia limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
1.4 Principal Place of Business. The Company shall continuously maintain an office in Georgia. The principal office of the Company shall be at 2 W. Broad Street, Camilla, Georgia 31730, or elsewhere in the State of Georgia as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Georgia Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

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1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
(a) “Act” means the Georgia Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
(b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
(c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
(d) “Agreement” means this Second Amended and Restated Operating Agreement of First United Ethanol, LLC, as amended from time to time.
(e) “Articles” means the Articles of Organization of the Company filed with the Georgia Secretary of State, as same may be amended from time to time.
(f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
(g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

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(h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
(i) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
(j) “Company” means First United Ethanol, LLC, a Georgia limited liability company.
(k) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
(l) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
(m) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
(n) “Director” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
(o) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
(p) “Effective Date” means April 5, 2006.

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(q) “Facilities” shall mean the ethanol production and co-product production facilities in Georgia or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan as may be amended from time to time.
(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.
(s) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
(t) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
(u) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
(v) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.

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(w) “Liquidator” has the meaning set forth in Section 10.8 hereof.
(x) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
(y) “Member” means any Person (i) whose name is set forth as such on Exhibit “A” initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.
(z) “Members” means all such Members.
(aa) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
(bb) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.
(cc) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
(dd) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
(ee) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
(ff) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
(gg) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
(hh) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.

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(ii) “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.
(jj) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
(kk) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
(ll) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
(mm) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

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(nn) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
(oo) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
(pp) “Securities Act” means the Securities Act of 1933, as amended.
(qq) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
(rr) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
(ss) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
(tt) “Units” or “Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
(uu) “Unit Holders” means all Unit Holders.
(vv) “Unit Holder” means the owner of one or more Units.
(ww) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
(xx) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
(yy) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

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SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Original Capital Contributions. The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after the Effective Date.
2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.
2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
(a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
(b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

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The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

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(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

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(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
(a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

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(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
(c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
(d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

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4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. Subject to Section 5.7 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors and not by its Members. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require an action by the Members pursuant to Section 6.10 of this Agreement.
5.2 Number of Total Directors. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15). The Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by an action by the Members in accordance with Section 6.10 of this Agreement; provided, however, that the Members may only increase the maximum number of Directors above fifteen (15) by a super majority vote of seventy-five percent (75%) of the Membership Voting Interests.

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5.3 Election of Directors.
(a) Election of Directors and Terms. The initial Directors shall be elected by the initial Members and shall include the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified. Prior to the expiration of their initial terms, the initial Directors shall, by written resolution, separately identify the Director positions to be elected and so classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Directors shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.
(b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first day of the month corresponding to the previous year’s annual meeting. Each such notice to the Secretary shall set forth:
(i)	the name and address of record of the Member who intends to make the nomination;
(ii)
a representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;
(iv)
a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Members;

(v)
such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Director of the Company if so elected; and
(vii)
a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.

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The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
5.4 Removal of Directors. Any person elected to serve as a Director of the Company may be removed from the Board upon an action by the Members in accordance with Section 6.10 of this Agreement. A Director may also be removed from the Board by a resolution approved by the affirmative vote of a super majority of seventy-five percent (75%) of the Directors. The notice of a meeting called or convened for the purpose of removing a Director must include a statement that the purpose, or one of the purposes of the meeting is removal of a Director. A Director may be removed with or without cause.
5.5 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.6 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

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(b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
(g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
(h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
(j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
(l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

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(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
(n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
(o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.7 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.8 Restrictions on Authority of Directors.
(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:
(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;
(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;
(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or
(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

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(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:
(i)	Merge, consolidate, exchange or otherwise dispose of all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;
(ii)	Confess a judgment against the Company in an amount in excess of $500,000;
(iii)	Issue Units at a purchase price that is less than thirty percent (30%) of the purchase price offered to investors in the Company’s initial registered offering of Units;
(iv)
Issue an aggregate number of Units that is greater than one hundred twenty-five percent (125%) of the maximum number of Units to be offered to investors in the Company’s initial registered offering of Units; or

(v)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members. Unless otherwise required by this Agreement or the Act, any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.
5.9 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.

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5.10 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.
5.11 Quorum; Manner of Acting. Not less than fifty percent (50%) of the total number of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
5.12 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
5.13 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Georgia and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.14 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.15 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

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5.16 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
5.17 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.18 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.19 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.20 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

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5.21 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.22 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
5.23 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

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SECTION 6. ROLE OF MEMBERS
6.1 One Membership Class. There shall initially be one class of Membership Interests and one class of Units.
6.2 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.
6.3 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
6.5 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.
6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.

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6.7 Conduct of Meetings. Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.8 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least twenty (20) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

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6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
6.16 Limitation on Ownership. Notwithstanding any other provision herein, subsequent to the close of the Company’s initial registered offering no Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. For purposes of this Section 6.16, the offering will close upon the earliest occurrence of any of the following: (1) the Company’s acceptance of subscriptions for units equaling the maximum amount as set forth in the Company’s registration statement; (2) one year from the effective date of the Company’s initial registration statement; or (3) the Company’s decision to close any time after the acceptance of subscriptions for units equaling the minimum amount as set forth in the Company’s registration statement.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

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7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through either the Company’s or the Securities and Exchange Commission’s website shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

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SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or upon delivery of a written petition signed and dated by Members holding at least five percent (5%) of the then outstanding Units of the Company. Delivery of the signed petition must be made by personal delivery by one of the signing Members, or by United States mail, postage prepaid, to the Secretary of the Company. Each such petition delivered to the Secretary shall set forth the name and address of each signing Member, a representation of the number of record Units of which each Member holds, and must clearly set forth the Amendment which the signing Members are seeking. The Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement, a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by an action of the Members pursuant to Section 6.10 of this Agreement. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member.
SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Second Amended and Restated Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.
9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:
(a) at any time Transfer all or any portion of its Units:
(i)	to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;
(ii)	without consideration to or in trust for descendants or the spouse of a Member; and

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(b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:
(i)	to any Person approved by the Directors in writing,

(ii)	to any other Member or to any Affiliate or Related Party of another Member; or

(iii)	to any Affiliate or Related Party of the transferor.
Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:
(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

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(e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).
(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

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9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.
9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.
9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

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9.9 Representations Regarding Transfers.
(a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.
(b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

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9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.
SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a 75% super majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

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10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

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10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.

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11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
11.8 Governing Law. The laws of the State of Georgia shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

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11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the date first set forth above.

COMPANY:

FIRST UNITED ETHANOL, LLC

By:	/s/ Murray Campbell
Murray Campbell, Chairman

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EXHIBIT “A”

Name and Address of Initial Members	Units

Miley Adams 6106 Old Georgia Highway 3 Camilla, Georgia 31730	100

Bryant Campbell 246 Main Street Camilla, Georgia 31730	100

Murray Campbell 2281 Highway 37 Camilla, Georgia 31730	100

Steve Collins 5265 Old Georgia Highway 3 Camilla, Georgia 31730	100

Cader B. Cox III 11835 Riverview Road Camilla, Georgia 31730	100

Tommy Hilliard P.O. Box 746 Camilla, Georgia 31730	100

John “Bubba” Johnson 7695 Highway 37 Camilla, Georgia 31730	100

J. Harris Morgan, Jr. P.O. Box 394 Camilla, Georgia 31730	100

Donald Shirah 2227 Red Hill Road Camilla, Georgia 31730	100

Randy Hudson 527 N Votee Drive (P.O. Box 527) Ocilla, Georgia 31774	100

Jack Hunnicutt 766 GA Hwy 111 Moultrie, Georgia 31768	80

Richard S. and Ann A. Vann 55 Windingwood Lane Thomasville, Georgia 31792	80

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Name and Address of Initial Members	Units

Charles M. Stafford 1473 14th Street N.W. Cairo, Georgia 39828	80

Greg Calhoun 1393 Yates Spring Road Brinson, Georgia 39825	80

Bolling Jones IV P.O. Box 46 Thomasville, Georgia 31799	80

Doyle M. Medders 1801 Medders Road Sylvester, Georgia 31791	80

W. David Stallings P.O. Box 119 Cairo, Georgia 39828	80

Robert L. Sr. and Margaret H. Holden 3670 Old 179 N. Whigham, Georgia 39897	80

Ike Marin Newberry II 846 Highway 216 Arlington, Georgia 39813	80

Thomas E. Allen III RFD 1, Box 25 Shellman, Georgia 39886	40

D. Conner Collins 565 NE Bay Street (P.O. Box 306) Edison, Georgia 39846	80

Charles A. Mathis Jr. Rt. 2 Box 410 Arlington, Georgia 39813	80

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Name and Address of Initial Members	Units

John H. and Hazel A. Masters 6505 Walker-Ducker Station Road Albany, Georgia 31721	80

Rick Moss 3256 Funston-Sale City Road Doerun, Georgia 31744	80

Robert E. Holton 215 Byron Plantation Road Albany, Georgia 31721	40

G. Davis Lewis Jr. 616 Southside Drive Blakely, Georgia 39819	60

Trust, Ralph Powell Jr. 144 Dogwood Loop Bainbridge, Georgia 39823	80

William T. Hart 2825 Burlington Road Albany, Georgia 31721	40

Southwest Georgia Oil Co., Inc. (Michael Harrell) P.O. Box 1510 Bainbridge, Georgia 39818	80

T.E. Moye Jr. Rt. 1 Box 1465 Newton, Georgia 39870	40

Thomas H. Dollar II 1001 Dothan Road Bainbridge, Georgia 39818	60

Michael J. Mclean 1231 First Street S.E. Moultrie, Georgia 31768	80

W. Lucius Adkins Rt. 1 Box 1365 Camilla, Georgia 39870	40

TOTAL:	2,600

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EXHIBIT “B”
Initial Board of Directors

Initial Board of Directors	Addresses of Initial Board of Directors

Miley Adams	6106 Old Ga Hwy 3, Camilla, Georgia 31730

Bryant Campbell	246 Main Street, Camilla, Georgia 31730

Murray Campbell	2281 Highway 37, Camilla, Georgia 31730

Steve Collins	5265 Old Ga Hwy 3, Camilla, Georgia 31730

Tommy L. Hilliard	P.O. Box 746, Camilla, Georgia 31730

John B. “Bubba” Johnson	7695 Highway 37, Camilla, Georgia 31730

Harris Morgan	P.O. Box 394, Camilla, Georgia 31730

Donald Shirah	2227 Red Hill Road, Camilla, Georgia 31730

Tommy Dollar	P.O. Box 68, Bainbridge, Georgia 39818

Michael W. Harrell	P.O. Box 1510, Bainbridge, Georgia 39818

Terry Hart	2825 Burlington Road, Albany, Georgia 31721

Robert L. “Bob” Holden , Sr.	3670 Old 179 N., Whigham, Georgia 39897

Jack Hunnicutt	766 GA Hwy 111, Moultrie, Georgia 31768

40

EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF
FIRST UNITED ETHANOL, LLC
The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in First United Ethanol, LLC, has received a copy of the Second Amended and Restated Operating Agreement, dated April 5, 2006, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Second Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Second Amended and Restated Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member
Agreed and accepted on behalf of the Company and its Members:

FIRST UNITED ETHANOL, LLC

By:

Its:

41

APPENDIX B
PROPOSED THIRD AMENDED AND RESTATED OPERATING AGREEMENT

THIRD AMENDED AND RESTATED OPERATING AGREEMENT
OF
FIRST UNITED ETHANOL, LLC
Dated

FIRST UNITED ETHANOL, LLC
THIRD AMENDED AND RESTATED OPERATING AGREEMENT

i

ii

iii

THIRD AMENDED AND RESTATED OPERATING AGREEMENT
OF
FIRST UNITED ETHANOL, LLC
THIS THIRD AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the  _____  day of  _____,  _____, by and among First United Ethanol, LLC, a Georgia limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.9.
WHEREAS, the Company’s organizers caused to be filed with the State of Georgia, Articles of Organization dated March 9, 2005, pursuant to the Georgia Limited Liability Company Act (the “Act”); and
WHEREAS, the Company’s organizers adopted an Operating Agreement of the Company dated September 6, 2005, pursuant to the Act; and
WHEREAS, the Members amended and restated the Operating Agreement to revise, and set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs and adopted an Amended and Restated Operating Agreement on December 14, 2005, pursuant to the Act; and
WHEREAS, the Members amended and restated the Amended and Restated Operating Agreement to revise, and set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs and adopted a Second Amended and Restated Operating Agreement on April 5, 2006, pursuant to the Act; and
WHEREAS, the Units of the Company are registered with the Securities and Exchange Commission (“SEC”) and the Directors have determined that it is in the best interest of the Company to divide the Units into different classes such that the Company has fewer than three hundred (300) Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC; and
WHEREAS, the Members desire to amend and restate the Second Amended and Restated Operating Agreement dated April 5, 2006, to revise and set forth the respective rights, duties and responsibilities with respect to the Company and its business and affairs in connection with the Classification (as defined in Section 1.9); and
WHEREAS, the Directors have unanimously approved the Classification of the Membership Units and a majority of the Members have voted in favor of the Classification and the Third Amended and Restated Operating Agreement at a meeting of the Members held on _____, 2010.

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NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as a Georgia limited liability company by filing Articles of Organization with the Georgia Secretary of State on March 9, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
1.2 Name. The name of the Company shall be “First United Ethanol, LLC” and all business of the Company shall be conducted in such name.
1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Georgia; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Georgia limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
1.4 Principal Place of Business. The Company shall continuously maintain an office in Georgia. The principal office of the Company shall be at 4433 Lewis B. Collins Road, Pelham, Georgia 31779, or elsewhere in the State of Georgia as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Georgia Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

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1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
(a) “Act” means the Georgia Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
(b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

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(c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
(d) “Agreement” means this Third Amended and Restated Operating Agreement of First United Ethanol, LLC, as amended from time to time.
(e) “Articles” means the Articles of Organization of the Company filed with the Georgia Secretary of State, as same may be amended from time to time.
(f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
(g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
(h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
(i) “Class A Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units. “Class A Members” means all such Persons.
(j) “Class A Permitted Transfer” has the meaning set forth in Section 9.2(a) hereof.
(k) “Class A Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
(l) “Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.
(m) “Class B Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units. “Class B Members” means all such Persons.
(n) “Class B Permitted Transfer” has the meaning set forth in Section 9.2(b) hereof.

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(o) “Class B Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Persons to comply with the terms and provisions of this Agreement.
(p) “Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.
(q) “Class C Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units. “Class C Members” means all such Persons.
(r) “Class C Permitted Transfer” has the meaning set forth in Section 9.2(c) hereof.
(s) “Class C Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
(t) “Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.
(u) “Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC.
(v) “Classification Date” means 5:00 p.m. on _____, 2010.
(w) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
(x) “Company” means First United Ethanol, LLC, a Georgia limited liability company.
(y) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
(z) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.

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(aa) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
(bb) “Director” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
(cc) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
(dd) “Effective Date” means                                         .
(ee) “Facilities” shall mean the ethanol production and co-product production facilities in Georgia or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan as may be amended from time to time.
(ff) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.
(gg) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

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(hh) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
(ii) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
(jj) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
(kk) “Liquidator” has the meaning set forth in Section 10.8 hereof.
(ll) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
(mm) “Member” means any Person who has (i) become a Member pursuant to the terms of this Agreement and (ii) who is the owner of one or more Class A, Class B, or Class C Units.
(nn) “Members” means all such Members.
(oo) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
(pp) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

7

(qq) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
(rr) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
(ss) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
(ttf) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
(uu) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
(vv) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
(ww) “Permitted Transfer” means a Class A Permitted Transfer, a Class B Permitted Transfer, and a Class C Permitted Transfer when no distinction is required by context in which the terms is used herein.
(xx) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
(yy) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in

8

liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
(zz) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
(aaa) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
(bbb) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
(ccc) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
(ddd) “Securities Act” means the Securities Act of 1933, as amended.
(eee) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

9

(fff) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
(ggg) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
(hhh) “Units” or “Unit” means all Class A, Class B and Class C Units when no distinction is required by the context in which the term is used herein.
(iii) “Unit Holders” means all Class A, Class B and Class C Unit Holders when no distinction is required by the context in which the term is used herein.
(jjj) “Unit Holder” means the owner of one or more Class A, Class B or Class C Units when no distinction is required by the context in which the term is used herein.
(kkk) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
(lll) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
(mmm) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Original Capital Contributions. The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after the Effective Date.
2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.

10

2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
(a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
(b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

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SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704- 1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

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(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).

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3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
(a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.
(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
(c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
(d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.

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3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held and regardless of the class of Units owned by the Unit Holders subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

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SECTION 5. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. Subject to Section 5.7 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors and not by its Members. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require an action by the Members pursuant to Section 6.10 of this Agreement.
5.2 Number of Total Directors. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15). The Class A Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Class A Membership Voting Interests represented at a meeting of the Class A Members entitled to vote on the matter (represented in person, by proxy or by mail ballot).
5.3 Election of Directors.
(a) Election of Directors and Terms. The initial Directors shall be elected by the initial Members and shall include the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Class A and Class B Members for staggered terms of three (3) years and until a successor is elected and qualified. Prior to the expiration of their initial terms, the initial Directors shall, by written resolution, separately identify the Director positions to be elected and so classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Directors shall be elected by a plurality vote of the Class A and Class B Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.
(b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A or Class B Member entitled to vote generally in the election of Directors. However, any Class A or Class B Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first day of the month corresponding to the previous year’s annual meeting. Each such notice to the Secretary shall set forth:
(i)	the name and address of record of the Class A or Class B Member who intends to make the nomination;

(ii)
a representation that the Member is a holder of record of Class A or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

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(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;

(iv)
a description of all arrangements or understandings between the Class A or Class B Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Class A or Class B Members;

(v)
such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Director of the Company if so elected; and

(vii)
a nominating petition signed and dated by Class A Members and/or Class B Members holding at least five percent (5%) of the total Class A and Class B Units then outstanding and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of the Class A Members pursuant to Section 8.1 of this Agreement. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
5.4 Removal of Directors.
(a) By the Class A Members. The Class A Members may remove an elected Director without cause, by the affirmative vote of two thirds (2/3) of the total Class A Units then outstanding at a meeting called for that purpose (in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal. The Class A Members may also remove an elected Director for cause in accordance with the procedures set forth in Section 6.10, if notice has been given that a purpose of the meeting is such removal.

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(b) By the Directors. A super majority of seventy-five percent (75%) of all Directors authorized to vote may remove any Director (whether elected or appointed), for cause, at a meeting called for that purpose, if proper notice has been given that a purpose of the meeting is such removal. In the case of removal of an elected Director by a super majority of seventy-five percent (75%) of all Directors authorized to vote, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. For purposes of this Section 5.4(b), the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.
5.5 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.6 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
(b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

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(d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
(g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
(h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
(j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
(l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

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(n) Purchase or redeem the Company’s Units from the Unit Holders and, subject to Section 5.8 hereof, to issue additional Units or an additional class of security as may be necessary or appropriate to accomplish the purposes of the Company;
(o) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
(p) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.7 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.8 Restrictions on Authority of Directors.
(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:
(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

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(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Class A Membership Voting Interests outstanding:
(i)	Merge, consolidate, exchange or otherwise dispose of all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)	Confess a judgment against the Company in an amount in excess of $500,000; or

(iii)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
(c) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to be dissolved unless the Members have consented to such dissolution by the consent of two-thirds (2/3) super-majority of the Membership Voting Interests represented at a meeting of the Members for such purpose at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote on the matter. As stated in this Agreement, each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members.
5.9 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
5.10 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

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5.11 Quorum; Manner of Acting. Not less than fifty percent (50%) of the total number of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
5.12 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
5.13 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Georgia and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.14 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.15 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

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5.16 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
5.17 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.18 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.19 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.20 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

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5.21 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.22 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
5.23 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

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5.24 Resignation; Vacancies. Directors may resign at any time by giving written notice to the other Directors. The resignation of a Director shall take effect upon receipt of such notice or such later time as shall be specified therein, and acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring for any reason in the position of Director shall be filled by the majority vote of the remaining Directors. A vacancy occurring by reason of an increase in the number of Directors pursuant to Section 5.2 shall be filled by the majority vote of the Directors.
SECTION 6. ROLE OF MEMBERS
6.1 Classification of Membership Units. A Member’s Membership Interest in the Company shall be designated in Units. Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:
(a) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of one hundred (100) or more Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;
(b) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of at least twenty-one (21) but no more than ninety-nine (99) Units on the Classification Date shall by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and
(c) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of twenty (20) or fewer Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.
The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Classification Date, as provided in this Section 6.1, shall remain in effect permanently following the Classification Date.
6.2 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs to act for or bind the Company in any way.
6.3 Voting Rights.
(a) The Class A Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

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(b) The Class B Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class B Members shall be entitled to vote only upon:
(i)	election of Directors pursuant to Section 5.3; and

(ii)	dissolution of the Company pursuant to Section 5.8(c).
(c) The Class C Members shall have voting rights as defined by the Membership Voting Interest of such Member in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class C members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 5.8(c).
(d) Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members are entitled to vote, the Class A Members, Class B Members, and or Class C Members shall vote together as a single class and not as separate classes.
6.4 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.
6.5 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
6.6 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
6.7 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.

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6.8 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.
6.9 Conduct of Meetings. Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.10 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least twenty (20) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
6.11 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
6.12 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.13 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.14 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.

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6.15 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.16 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
6.17 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
6.18 Limitation on Ownership. Notwithstanding any other provision herein, subsequent to the close of the Company’s initial registered offering no Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. For purposes of this Section 6.16, the offering will close upon the earliest occurrence of any of the following: (1) the Company’s acceptance of subscriptions for units equaling the maximum amount as set forth in the Company’s registration statement; (2) one year from the effective date of the Company’s initial registration statement; or (3) the Company’s decision to close any time after the acceptance of subscriptions for units equaling the minimum amount as set forth in the Company’s registration statement.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.

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7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through either the Company’s or the Securities and Exchange Commission’s website shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect

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to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.
SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Class A Member upon delivery of a written petition signed and dated by Class A Members holding at least five percent (5%) of the then outstanding Units of the Company. Delivery of the signed petition must be made by personal delivery by one of the signing Class A Members, or by United States mail, postage prepaid, to the Secretary of the Company. Each such petition delivered to the Secretary shall set forth the name and address of each signing Class A Member, a representation of the number of record Units of which each Member holds, and must clearly set forth the Amendment which the signing Members are seeking. Following such proposal, the Board of Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting of the Class A Members to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement, a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Class A Members represented at a Meeting of the Class A Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member.
SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Second Amended and Restated Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

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9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:
(a) at any time Transfer all or any portion of its Units:
(i)	to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;

(ii)	without consideration to or in trust for descendants or the spouse of a Member so long as such Transfer does not increase the number of unit holders of the Company; and
(b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:
(i)	to any Person approved by the Directors in writing.
Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:
(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

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(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
(e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).
(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
(h) The Transfer will not increase the number of Class A Unit Holders of record of the Company, unless otherwise consented to by the Board of Directors.
(i) The Transfer will not increase the number of Class B or Class C Unit Holders of record of the Company, unless otherwise consented to by the Board of Directors.

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The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.
9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.
9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

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9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.
9.9 Representations Regarding Transfers.
(a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.
(b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

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THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.
9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.

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SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a two-thirds (2/3) super majority of the Membership Voting Interests represented at a meeting of the Members, for such purpose, at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event. Each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

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10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

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SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

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11.8 Governing Law. The laws of the State of Georgia shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the date first set forth above.
COMPANY:
FIRST UNITED ETHANOL, LLC

By:
Thomas H. Dollar II, Chairman

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EXHIBIT “A”

Name and Address of Initial Members	Units

Miley Adams 6106 Old Georgia Highway 3 Camilla, Georgia 31730	100

Bryant Campbell 246 Main Street Camilla, Georgia 31730	100

Murray Campbell 2281 Highway 37 Camilla, Georgia 31730	100

Steve Collins 5265 Old Georgia Highway 3 Camilla, Georgia 31730	100

Cader B. Cox III 11835 Riverview Road Camilla, Georgia 31730	100

Tommy Hilliard P.O. Box 746 Camilla, Georgia 31730	100

John “Bubba” Johnson 7695 Highway 37 Camilla, Georgia 31730	100

J. Harris Morgan, Jr. P.O. Box 394 Camilla, Georgia 31730	100

Donald Shirah 2227 Red Hill Road Camilla, Georgia 31730	100

Randy Hudson 527 N Votee Drive (P.O. Box 527) Ocilla, Georgia 31774	100

Jack Hunnicutt 766 GA Hwy 111 Moultrie, Georgia 31768	80

40

Name and Address of Initial Members	Units

Richard S. and Ann A. Vann 55 Windingwood Lane Thomasville, Georgia 31792	80

Charles M. Stafford 1473 14th Street N.W. Cairo, Georgia 39828	80

Greg Calhoun 1393 Yates Spring Road Brinson, Georgia 39825	80

Bolling Jones IV P.O. Box 46 Thomasville, Georgia 31799	80

Doyle M. Medders 1801 Medders Road Sylvester, Georgia 31791	80

W. David Stallings P.O. Box 119 Cairo, Georgia 39828	80

Robert L. Sr. and Margaret H. Holden 3670 Old 179 N. Whigham, Georgia 39897	80

Ike Marin Newberry II 846 Highway 216 Arlington, Georgia 39813	80

Thomas E. Allen III RFD 1, Box 25 Shellman, Georgia 39886	40

D. Conner Collins 565 NE Bay Street (P.O. Box 306) Edison, Georgia 39846	80

Charles A. Mathis Jr. Rt. 2 Box 410 Arlington, Georgia 39813	80

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Name and Address of Initial Members	Units

John H. and Hazel A. Masters 6505 Walker-Ducker Station Road Albany, Georgia 31721	80

Rick Moss 3256 Funston-Sale City Road Doerun, Georgia 31744	80

Robert E. Holton 215 Byron Plantation Road Albany, Georgia 31721	40

G. Davis Lewis Jr. 616 Southside Drive Blakely, Georgia 39819	60

Trust, Ralph Powell Jr. 144 Dogwood Loop Bainbridge, Georgia 39823	80

William T. Hart 2825 Burlington Road Albany, Georgia 31721	40

Southwest Georgia Oil Co., Inc. (Michael Harell) P.O. Box 1510 Bainbridge, Georgia 39818	80

T.E. Moye Jr. Rt. 1 Box 1465 Newton, Georgia 39870	40

Thomas H. Dollar II 1001 Dothan Road Bainbridge, Georgia 39818	60

Michael J. Mclean 1231 First Street S.E. Moultrie, Georgia 31768	80

W. Lucius Adkins Rt. 1 Box 1365 Camilla, Georgia 39870	40

TOTAL:	2,600

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EXHIBIT “B”
Initial Board of Directors

Initial Board of Directors	Addresses of Initial Board of Directors

Miley Adams	6106 Old Ga Hwy 3, Camilla, Georgia 31730

Bryant Campbell	246 Main Street, Camilla, Georgia 31730

Murray Campbell	2281 Highway 37, Camilla, Georgia 31730

Steve Collins	5265 Old Ga Hwy 3, Camilla, Georgia 31730

Tommy L. Hilliard	P.O. Box 746, Camilla, Georgia 31730

John B. “Bubba” Johnson	7695 Highway 37, Camilla, Georgia 31730

Harris Morgan	P.O. Box 394, Camilla, Georgia 31730

Donald Shirah	2227 Red Hill Road, Camilla, Georgia 31730

Tommy Dollar	P.O. Box 68, Bainbridge, Georgia 39818

Michael W. Harrell	P.O. Box 1510, Bainbridge, Georgia 39818

Terry Hart	2825 Burlington Road, Albany, Georgia 31721

Robert L. “Bob” Holden , Sr.	3670 Old 179 N., Whigham, Georgia 39897

Jack Hunnicutt	766 GA Hwy 111, Moultrie, Georgia 31768

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EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF
FIRST UNITED ETHANOL, LLC
The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in First United Ethanol, LLC, has received a copy of the Third Amended and Restated Operating Agreement, dated                     , and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Third Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Third Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Third Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Third Amended and Restated Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member
Agreed and accepted on behalf of the Company and its Members:

FIRST UNITED ETHANOL, LLC

By:

Its:

44

THIRD AMENDED AND RESTATED OPERATING AGREEMENT
OF
FIRST UNITED ETHANOL, LLC
Dated

FIRST UNITED ETHANOL, LLC
THIRD AMENDED AND RESTATED OPERATING AGREEMENT

i

ii

iii

THIRD AMENDED AND RESTATED OPERATING AGREEMENT
OF
FIRST UNITED ETHANOL, LLC
THIS THIRD AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the                      day of                     ,                     , by and among First United Ethanol, LLC, a Georgia limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.9.
WHEREAS, the Company’s organizers caused to be filed with the State of Georgia, Articles of Organization dated March 9, 2005, pursuant to the Georgia Limited Liability Company Act (the “Act”); and
WHEREAS, the Company’s organizers adopted an Operating Agreement of the Company dated September 6, 2005, pursuant to the Act; and
WHEREAS, the Members amended and restated the Operating Agreement to revise, and set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs and adopted an Amended and Restated Operating Agreement on December 14, 2005, pursuant to the Act; and
WHEREAS, the Members amended and restated the Amended and Restated Operating Agreement to revise, and set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs and adopted a Second Amended and Restated Operating Agreement on April 5, 2006, pursuant to the Act; and
WHEREAS, the Units of the Company are registered with the Securities and Exchange Commission (“SEC”) and the Directors have determined that it is in the best interest of the Company to divide the Units into different classes such that the Company has fewer than three hundred (300) Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC; and
WHEREAS, the Members desire to amend and restate the Second Amended and Restated Operating Agreement dated April 5, 2006, to revise and set forth the respective rights, duties and responsibilities with respect to the Company and its business and affairs in connection with the Classification (as defined in Section 1.9); and
WHEREAS, the Directors have unanimously approved the Classification of the Membership Units and a majority of the Members have voted in favor of the Classification and the Third Amended and Restated Operating Agreement at a meeting of the Members held on                     , 2010.

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NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as a Georgia limited liability company by filing Articles of Organization with the Georgia Secretary of State on March 9, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
1.2 Name. The name of the Company shall be “First United Ethanol, LLC” and all business of the Company shall be conducted in such name.
1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Georgia; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Georgia limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
1.4 Principal Place of Business. The Company shall continuously maintain an office in Georgia. The principal office of the Company shall be at 4433 Lewis B. Collins Road, Pelham, Georgia 31779, or elsewhere in the State of Georgia as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Georgia Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

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1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
(a) “Act” means the Georgia Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
(b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

3

(c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
(d) “Agreement” means this Third Amended and Restated Operating Agreement of First United Ethanol, LLC, as amended from time to time.
(e) “Articles” means the Articles of Organization of the Company filed with the Georgia Secretary of State, as same may be amended from time to time.
(f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
(g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
(h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
(i) “Class A Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units. “Class A Members” means all such Persons.
(j) “Class A Permitted Transfer” has the meaning set forth in Section 9.2(a) hereof.
(k) “Class A Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
(l) “Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.
(m) “Class B Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units. “Class B Members” means all such Persons.
(n) “Class B Permitted Transfer” has the meaning set forth in Section 9.2(b) hereof.

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(o) “Class B Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Persons to comply with the terms and provisions of this Agreement.
(p) “Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.
(q) “Class C Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units. “Class C Members” means all such Persons.
(r) “Class C Permitted Transfer” has the meaning set forth in Section 9.2(c) hereof.
(s) “Class C Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
(t) “Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.
(u) “Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC.
(v) “Classification Date” means 5:00 p.m. on                                         , 2010.
(w) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
(x) “Company” means First United Ethanol, LLC, a Georgia limited liability company.
(y) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
(z) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.

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(aa) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
(bb) “Director” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
(cc) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
(dd) “Effective Date” means                                         .
(ee) “Facilities” shall mean the ethanol production and co-product production facilities in Georgia or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan as may be amended from time to time.
(ff) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.
(gg) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

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(hh) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
(ii) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
(jj) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
(kk) “Liquidator” has the meaning set forth in Section 10.8 hereof.
(ll) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
(mm) “Member” means any Person who has (i) become a Member pursuant to the terms of this Agreement and (ii) who is the owner of one or more Class A, Class B, or Class C Units.
(nn) “Members” means all such Members.
(oo) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
(pp) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

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(qq) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
(rr) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
(ss) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
(ttf) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
(uu) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
(vv) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
(ww) “Permitted Transfer” means a Class A Permitted Transfer, a Class B Permitted Transfer, and a Class C Permitted Transfer when no distinction is required by context in which the terms is used herein.
(xx) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
(yy) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such

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adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
(zz) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
(aaa) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
(bbb) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
(ccc) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
(ddd) “Securities Act” means the Securities Act of 1933, as amended.
(eee) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

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(fff) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
(ggg) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
(hhh) “Units” or “Unit” means all Class A, Class B and Class C Units when no distinction is required by the context in which the term is used herein.
(iii) “Unit Holders” means all Class A, Class B and Class C Unit Holders when no distinction is required by the context in which the term is used herein.
(jjj) “Unit Holder” means the owner of one or more Class A, Class B or Class C Units when no distinction is required by the context in which the term is used herein.
(kkk) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
(lll) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
(mmm) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Original Capital Contributions. The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after the Effective Date.
2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.

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2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
(a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
(b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

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SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

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(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

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3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
(a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.
(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
(c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
(d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.

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3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held and regardless of the class of Units owned by the Unit Holders subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

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SECTION 5. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. Subject to Section 5.7 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors and not by its Members. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require an action by the Members pursuant to Section 6.10 of this Agreement.
5.2 Number of Total Directors. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15). The Class A Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Class A Membership Voting Interests represented at a meeting of the Class A Members entitled to vote on the matter (represented in person, by proxy or by mail ballot).
5.3 Election of Directors.
(a) Election of Directors and Terms. The initial Directors shall be elected by the initial Members and shall include the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Class A and Class B Members for staggered terms of three (3) years and until a successor is elected and qualified. Prior to the expiration of their initial terms, the initial Directors shall, by written resolution, separately identify the Director positions to be elected and so classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Directors shall be elected by a plurality vote of the Class A and Class B Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.

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(b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A or Class B Member entitled to vote generally in the election of Directors. However, any Class A or Class B Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first day of the month corresponding to the previous year’s annual meeting. Each such notice to the Secretary shall set forth:
(i)	the name and address of record of the Class A or Class B Member who intends to make the nomination;
(ii)
a representation that the Member is a holder of record of Class A or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;
(iv)
a description of all arrangements or understandings between the Class A or Class B Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Class A or Class B Members;

(v)
such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Director of the Company if so elected; and
(vii)
a nominating petition signed and dated by Class A Members and/or Class B Members holding at least five percent (5%) of the total Class A and Class B Units then outstanding and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of the Class A Members pursuant to Section 8.1 of this Agreement. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
5.4 Removal of Directors.
(a) By the Class A Members. The Class A Members may remove an elected Director without cause, by the affirmative vote of two thirds (2/3) of the total Class A Units then outstanding at a meeting called for that purpose (in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal. The Class A Members may also remove an elected Director for cause in accordance with the procedures set forth in Section 6.10, if notice has been given that a purpose of the meeting is such removal.

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(b) By the Directors. A super majority of seventy-five percent (75%) of all Directors authorized to vote may remove any Director (whether elected or appointed), for cause, at a meeting called for that purpose, if proper notice has been given that a purpose of the meeting is such removal. In the case of removal of an elected Director by a super majority of seventy-five percent (75%) of all Directors authorized to vote, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. For purposes of this Section 5.4(b), the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.
5.5 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.6 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
(b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

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(d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
(g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
(h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
(j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
(l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

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(n) Purchase or redeem the Company’s Units from the Unit Holders and, subject to Section 5.8 hereof, to issue additional Units or an additional class of security as may be necessary or appropriate to accomplish the purposes of the Company;
(o) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
(p) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.7 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.8 Restrictions on Authority of Directors.
(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:
(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;
(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;
(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or
(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

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(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Class A Membership Voting Interests outstanding:
(i)	Merge, consolidate, exchange or otherwise dispose of all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;
(ii)	Confess a judgment against the Company in an amount in excess of $500,000; or
(iii)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
(c) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to be dissolved unless the Members have consented to such dissolution by the consent of two-thirds (2/3) super-majority of the Membership Voting Interests represented at a meeting of the Members for such purpose at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote on the matter. As stated in this Agreement, each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members.
5.9 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
5.10 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

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5.11 Quorum; Manner of Acting. Not less than fifty percent (50%) of the total number of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
5.12 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
5.13 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Georgia and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.14 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.15 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

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5.16 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
5.17 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.18 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.19 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.20 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

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5.21 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.22 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
5.23 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

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5.24 Resignation; Vacancies. Directors may resign at any time by giving written notice to the other Directors. The resignation of a Director shall take effect upon receipt of such notice or such later time as shall be specified therein, and acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring for any reason in the position of Director shall be filled by the majority vote of the remaining Directors. A vacancy occurring by reason of an increase in the number of Directors pursuant to Section 5.2 shall be filled by the majority vote of the Directors.
SECTION 6. ROLE OF MEMBERS
6.1 Classification of Membership Units. A Member’s Membership Interest in the Company shall be designated in Units. Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:
(a) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of one hundred (100) or more Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;
(b) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of at least twenty-one (21) but no more than ninety-nine (99) Units on the Classification Date shall by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and
(c) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of twenty (20) or fewer Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.
The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Classification Date, as provided in this Section 6.1, shall remain in effect permanently following the Classification Date.
6.2 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs to act for or bind the Company in any way.
6.3 Voting Rights.
(a) The Class A Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

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(b) The Class B Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class B Members shall be entitled to vote only upon:
(i)	election of Directors pursuant to Section 5.3; and

(ii)	dissolution of the Company pursuant to Section 5.8(c).
(c) The Class C Members shall have voting rights as defined by the Membership Voting Interest of such Member in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class C members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 5.8(c).
(d) Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members are entitled to vote, the Class A Members, Class B Members, and or Class C Members shall vote together as a single class and not as separate classes.
6.4 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.
6.5 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
6.6 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
6.7 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.

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6.8 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.
6.9 Conduct of Meetings. Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.10 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least twenty (20) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
6.11 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
6.12 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.13 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.14 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.

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6.15 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.16 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
6.17 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
6.18 Limitation on Ownership. Notwithstanding any other provision herein, subsequent to the close of the Company’s initial registered offering no Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. For purposes of this Section 6.16, the offering will close upon the earliest occurrence of any of the following: (1) the Company’s acceptance of subscriptions for units equaling the maximum amount as set forth in the Company’s registration statement; (2) one year from the effective date of the Company’s initial registration statement; or (3) the Company’s decision to close any time after the acceptance of subscriptions for units equaling the minimum amount as set forth in the Company’s registration statement.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.

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7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through either the Company’s or the Securities and Exchange Commission’s website shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

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SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Class A Member upon delivery of a written petition signed and dated by Class A Members holding at least five percent (5%) of the then outstanding Units of the Company. Delivery of the signed petition must be made by personal delivery by one of the signing Class A Members, or by United States mail, postage prepaid, to the Secretary of the Company. Each such petition delivered to the Secretary shall set forth the name and address of each signing Class A Member, a representation of the number of record Units of which each Member holds, and must clearly set forth the Amendment which the signing Members are seeking. Following such proposal, the Board of Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting of the Class A Members to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement, a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Class A Members represented at a Meeting of the Class A Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability or economic rights of a Member.
SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Second Amended and Restated Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

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9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:
(a) at any time Transfer all or any portion of its Units:
(i)	to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;
(ii)	without consideration to or in trust for descendants or the spouse of a Member so long as such Transfer does not increase the number of unit holders of the Company; and
(b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:
(i)	to any Person approved by the Directors in writing.
Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:
(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

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(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
(e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).
(f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
(h) The Transfer will not increase the number of Class A Unit Holders of record of the Company, unless otherwise consented to by the Board of Directors.
(i) The Transfer will not increase the number of Class B or Class C Unit Holders of record of the Company, unless otherwise consented to by the Board of Directors.

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The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.
9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.
9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

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9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.
9.9 Representations Regarding Transfers.
(a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.
(b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

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THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.
9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.

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SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a two-thirds (2/3) super majority of the Membership Voting Interests represented at a meeting of the Members, for such purpose, at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event. Each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

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10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

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10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

38

11.8 Governing Law. The laws of the State of Georgia shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the date first set forth above.
COMPANY:
FIRST UNITED ETHANOL, LLC

By:
Thomas H. Dollar II, Chairman

39

EXHIBIT “A”

Name and Address of Initial Members	Units

Miley Adams 6106 Old Georgia Highway 3 Camilla, Georgia 31730	100

Bryant Campbell 246 Main Street Camilla, Georgia 31730	100

Murray Campbell 2281 Highway 37 Camilla, Georgia 31730	100

Steve Collins 5265 Old Georgia Highway 3 Camilla, Georgia 31730	100

Cader B. Cox III 11835 Riverview Road Camilla, Georgia 31730	100

Tommy Hilliard P.O. Box 746 Camilla, Georgia 31730	100

John “Bubba” Johnson 7695 Highway 37 Camilla, Georgia 31730	100

J. Harris Morgan, Jr. P.O. Box 394 Camilla, Georgia 31730	100

Donald Shirah 2227 Red Hill Road Camilla, Georgia 31730	100

Randy Hudson 527 N Votee Drive (P.O. Box 527) Ocilla, Georgia 31774	100

Jack Hunnicutt 766 GA Hwy 111 Moultrie, Georgia 31768	80

40

Name and Address of Initial Members	Units

Richard S. and Ann A. Vann 55 Windingwood Lane Thomasville, Georgia 31792	80

Charles M. Stafford 1473 14th Street N.W. Cairo, Georgia 39828	80

Greg Calhoun 1393 Yates Spring Road Brinson, Georgia 39825	80

Bolling Jones IV P.O. Box 46 Thomasville, Georgia 31799	80

Doyle M. Medders 1801 Medders Road Sylvester, Georgia 31791	80

W. David Stallings P.O. Box 119 Cairo, Georgia 39828	80

Robert L. Sr. and Margaret H. Holden 3670 Old 179 N. Whigham, Georgia 39897	80

Ike Marin Newberry II 846 Highway 216 Arlington, Georgia 39813	80

Thomas E. Allen III RFD 1, Box 25 Shellman, Georgia 39886	40

D. Conner Collins 565 NE Bay Street (P.O. Box 306) Edison, Georgia 39846	80

Charles A. Mathis Jr. Rt. 2 Box 410 Arlington, Georgia 39813	80

41

Name and Address of Initial Members	Units

John H. and Hazel A. Masters 6505 Walker-Ducker Station Road Albany, Georgia 31721	80

Rick Moss 3256 Funston-Sale City Road Doerun, Georgia 31744	80

Robert E. Holton 215 Byron Plantation Road Albany, Georgia 31721	40

G. Davis Lewis Jr. 616 Southside Drive Blakely, Georgia 39819	60

Trust, Ralph Powell Jr. 144 Dogwood Loop Bainbridge, Georgia 39823	80

William T. Hart 2825 Burlington Road Albany, Georgia 31721	40

Southwest Georgia Oil Co., Inc. (Michael Harell) P.O. Box 1510 Bainbridge, Georgia 39818	80

T.E. Moye Jr. Rt. 1 Box 1465 Newton, Georgia 39870	40

Thomas H. Dollar II 1001 Dothan Road Bainbridge, Georgia 39818	60

Michael J. Mclean 1231 First Street S.E. Moultrie, Georgia 31768	80

W. Lucius Adkins Rt. 1 Box 1365 Camilla, Georgia 39870	40

TOTAL:	2,600

42

EXHIBIT “B”
Initial Board of Directors

Initial Board of Directors	Addresses of Initial Board of Directors

Miley Adams	6106 Old Ga Hwy 3, Camilla, Georgia 31730

Bryant Campbell	246 Main Street, Camilla, Georgia 31730

Murray Campbell	2281 Highway 37, Camilla, Georgia 31730

Steve Collins	5265 Old Ga Hwy 3, Camilla, Georgia 31730

Tommy L. Hilliard	P.O. Box 746, Camilla, Georgia 31730

John B. “Bubba” Johnson	7695 Highway 37, Camilla, Georgia 31730

Harris Morgan	P.O. Box 394, Camilla, Georgia 31730

Donald Shirah	2227 Red Hill Road, Camilla, Georgia 31730

Tommy Dollar	P.O. Box 68, Bainbridge, Georgia 39818

Michael W. Harrell	P.O. Box 1510, Bainbridge, Georgia 39818

Terry Hart	2825 Burlington Road, Albany, Georgia 31721

Robert L. “Bob” Holden, Sr.	3670 Old 179 N., Whigham, Georgia 39897

Jack Hunnicutt	766 GA Hwy 111, Moultrie, Georgia 31768

43

EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF
FIRST UNITED ETHANOL, LLC
The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in First United Ethanol, LLC, has received a copy of the Third Amended and Restated Operating Agreement, dated                     , and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Third Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Third Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Third Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Third Amended and Restated Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member
Agreed and accepted on behalf of the
Company and its Members:
FIRST UNITED ETHANOL, LLC

By:

Its:

44

APPENDIX C
ANNUAL REPORT FOR THE FISCAL YEAR ENDED
SEPTEMBER 30, 2009 ON FORM 10-K
AND
QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED
JUNE 30, 2010 ON FORM 10-Q

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☑	Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the fiscal year ended September 30, 2009

☐	Transition report under Section 13 or 15(d) of the Exchange Act.
For the transition period from                      to
Commission file number 000-53039
FIRST UNITED ETHANOL, LLC
(Name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	20-2497196 (I.R.S. Employer Identification No.)

4433 Lewis B. Collins Road, Pelham, Georgia (Address of principal executive offices)	31779 (Zip Code)
(229) 522-2822
(Registrant’s telephone number)
Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes ☑ No
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. ☐ Yes ☑ No
Note — Checking the box above will not relieve any registrant required to file reports pursuant to Section 13 or 15(d) of the Exchange Act from their obligations under those Sections.
Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes ☐ No
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulations S-T (§ 229.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ Yes ☐ No
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☑
Indicate by check mark whether the registrant is a large accelerated filed, an accelerated filed, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☑ No
As of December 1, 2009, the aggregate market value of the membership units held by non-affiliates (computed by reference to the most recent offering price of such membership units) was $29,230,362.
As of December 1, 2009, there were 81,984 membership units outstanding.
DOCUMENTS INCORPORATED BY REFERENCE
The registrant has incorporated by reference into Part III of this Annual Report on Form 10-K portions of its definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report.

2

FORWARD LOOKING STATEMENTS
Some of the statements in this report may contain forward-looking statements that reflect our current view on future events, future business, industry and other conditions, our future performance, and our plans and expectations for future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. Many of these forward-looking statements are located in this report under Item 1, “Business;” Item 2, “Properties” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” but they may appear in other sections as well.
These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. Important factors that could significantly affect our assumptions, plans, anticipated actions and future financial and other results include, among others, those matters set forth in the section of this report in Item 1A—“Risk Factors.” You are urged to consider all of those risk factors when evaluating any forward-looking statement, and we caution you not to put undue reliance on any forward-looking statements.
You should read this report thoroughly with the understanding that our actual results may differ materially from those set forth in the forward-looking statements for many reasons, including events beyond our control and assumptions that prove to be inaccurate or unfounded. We cannot provide any assurance with respect to our future performance or results. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the following factors:
•	Changes in our business strategy or capital improvements;

•	Volatility of corn, natural gas, ethanol, unleaded gasoline, oil, distillers grain and other commodities prices;

•	Limitations and restrictions contained in the instruments and agreements governing our indebtedness;

•	Our ability to generate sufficient liquidity to fund our operations, debt service requirements and capital expenditures;

•	The results of our hedging transactions and other risk management strategies;

•	Our anticipated inelastic demand for corn, as it is the only available feedstock for our plant;

•	Changes in the environmental regulations or in our ability to comply with the environmental regulations that apply to our plant site and our operations;

•	The effects of mergers or consolidations in the ethanol industry;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•	Changes in the availability of credit to support the level of liquidity necessary to implement our risk management activities;

•	Changes in or elimination of federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);

•	Overcapacity within the ethanol industry;

•
Limitations on the demand for ethanol resulting from the “blend wall” which limits the amount of ethanol blended into the national gasoline pool based on current 10 percent blend rate in standard vehicles;

•	Changes and advances in ethanol production technology that may make it more difficult for us to compete with other ethanol plants utilizing such technology;

•	Our reliance on key management personnel;

•	The development of infrastructure related to the sale and distribution of ethanol; and

•	Competition in the ethanol industry and from other alternative fuel additives.
Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

3

AVAILABLE INFORMATION
Information about us is also available at our website at www.firstunitedethanol.com, under “Investor Relations,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Annual Report on Form 10-K.
PART I

ITEM 1.	BUSINESS.
Business Development
First United Ethanol, LLC (“we,” “us,” “FUEL,” “First United,” or the “Company”) was formed as a Georgia limited liability company on March 9, 2005, for the purpose of raising capital to develop, construct, own and operate a 100 million gallon per year ethanol plant near Camilla, Georgia. Plant operations and the production of ethanol and distillers grains commenced on October 10, 2008. As of the close of our fiscal year on September 30, 2009, we have completed our first year of plant operations. In our first year of plant operation we processed approximately 29 million bushels of corn producing 81 million gallons of denatured fuel grade ethanol, 214,000 tons of dried distillers grains and 7,000 tons of wet distillers grains.
Principal Products and Markets
Ethanol
Our primary product is ethanol. Ethanol is ethyl alcohol, a fuel component made primarily from corn and various other grains. According to the Renewable Fuels Association, approximately 85 percent of ethanol in the United States today is produced from corn, and approximately 90 percent of ethanol is produced from a corn and other input mix. The ethanol we produce is manufactured from corn. Although the ethanol industry continues to explore production technologies employing various feedstocks, such as biomass, corn-based production technologies remain the most practical and provide the lowest operating risks. Corn produces large quantities of carbohydrates, which convert into glucose more easily than most other kinds of biomass. The Renewable Fuels Association estimates current domestic ethanol production at approximately 11.94 billion gallons as of December 10, 2009.
An ethanol plant is essentially a fermentation plant. Ground corn and water are mixed with enzymes and yeast to produce a substance called “beer,” which contains about 10% alcohol and 90% water. The “beer” is boiled to separate the water, resulting in ethyl alcohol, which is then dehydrated to increase the alcohol content. This product is then mixed with a certified denaturant to make the product unfit for human consumption and commercially saleable.
Ethanol can be used as: (i) an octane enhancer in fuels; (ii) an oxygenated fuel additive for the purpose of reducing ozone and carbon monoxide emissions; and (iii) a non-petroleum-based gasoline substitute. Approximately 95% of all ethanol is used in its primary form for blending with unleaded gasoline and other fuel products. Used as a fuel oxygenate, ethanol provides a means to control carbon monoxide emissions in large metropolitan areas. The principal purchasers of ethanol are generally the wholesale gasoline marketer or blender. The principal markets for our ethanol are petroleum terminals in the southeastern United States.

4

Distillers Grains
A principal co-product of the ethanol production process is distillers grains, a high protein, high-energy animal feed supplement primarily marketed to the dairy, poultry and beef industries. Distillers grains contain by-pass protein that is superior to other protein supplements such as cottonseed meal and soybean meal. By-pass proteins are more digestible to the animal, thus generating greater lactation in milk cows and greater weight gain in beef cattle. Distillers grains can also be included in the rations of breeder hens, broilers and laying hens which can potentially contain up to 20% and 15% distillers grains, respectively. Dry mill ethanol processing creates three forms of distillers grains: Distillers Wet Grains (“DWS”), Distillers Modified Wet Grains (“DMWS”) and Distillers Dried Grains with Solubles (“DDGS”). DWS is processed corn mash that contains approximately 70% moisture. DWS has a shelf life of approximately three days and can be sold only to farms within the immediate vicinity of an ethanol plant. DMWS is DWS that has been dried to approximately 50% moisture. DMWS have a slightly longer shelf life of approximately ten days and are often sold to nearby markets. DDGS is DWS that has been dried to approximately 12% moisture. DDGS has a much longer shelf life and may be sold and shipped to any market regardless of its vicinity to an ethanol plant. Currently, 97% of the distillers grains we produce are sold as DDGS and 3% of the distillers grains we produce are sold as “wetcake” or DWS. By selling a percentage of our distillers grains as wetcake we are able increase the capacity of our plant.
Ethanol and Distillers Grains Markets
As described below in “Distribution of Principal Products”, we market and distribute our ethanol and a portion of our distillers grains through third parties. Whether or not ethanol or distillers grains produced by our ethanol plant are sold in local markets will depend on the relative prices of the rail market and truck market for our products. We do have the option to independently market a portion of our distillers grains to local markets.
Our regional market is within a 450-mile radius of our plant and is serviced by rail. We have a railroad loop track at our plant so we are capable of loading unit trains allowing us to more effectively reach regional and national markets. Our regional markets include large cities that are subject to anti-smog measures such as either carbon monoxide or ozone non-attainment areas. Currently, most of our ethanol and distillers grains are being shipped by truck to local markets.
While we believe that the nationally mandated usage of renewable fuels is largely driving current demand, we believe that an increase in voluntary usage will be necessary for the industry to continue its growth trend. In addition, a higher renewable fuels standard (“RFS”) standard may be necessary to encourage blenders to use ethanol. We expect that voluntary usage by blenders will occur only if the price of ethanol makes increased blending economical. In addition, we believe that heightened consumer awareness and consumer demand for ethanol-blended gasoline may play an important role in growing overall ethanol demand and voluntary usage by blenders. If blenders do not voluntarily increase the amount of ethanol blended into gasoline and consumer awareness does not increase, it is possible that additional ethanol supply could outpace demand and depress ethanol prices.
Distribution of Principal Products
Our ethanol plant is located near Camilla, Georgia in Mitchell County, in southwestern Georgia. We selected the Camilla site because of its proximity to existing ethanol consumption and accessibility to road and rail transportation. It is served by OmniTrax on the Georgia and Florida Railway which provides connections to the CSX Railway and the Norfolk and Southern Railway. Our site is in close proximity to major highways that connect to major petroleum terminals such as Atlanta, Birmingham, Columbia, Jacksonville, Spartanburg, Tallahassee and Tampa. There are approximately 70 terminals within a 250 mile radius of our plant; therefore, we believe we have a competitive advantage over some of our competitors because we are able to truck ethanol to these terminals cheaper than our competitors can transport it by rail to the same terminals.
Ethanol Distribution
We have an ethanol marketing agreement with Eco-Energy, Inc. (“Eco”) for the purpose of marketing and distributing all of the ethanol we produce at the plant. We agreed to pay a fee of $0.01 per net gallon of ethanol purchased for rail and $0.012 per net gallon of ethanol purchased for outbound trucks. The initial term of the agreement commenced on our first day of ethanol production and will continue until October 2010. The agreement will automatically renew for additional two year terms unless otherwise terminated pursuant to the agreement. Under the agreement Eco is responsible for all transportation arrangements for the distribution of ethanol.

5

Distillers Grains Distribution
We have a marketing agreement with Palmetto Grain Brokerage, LLC of Ridgeland, South Carolina (“Palmetto”) for the purpose of marketing and selling most of our distillers grains. Palmetto is the exclusive selling broker for any rail origin dried distillers grains we produce. We pay Palmetto fifty cents ($0.50) per ton for all dried distillers grains sold through the efforts of Palmetto acting as the selling broker. Palmetto is not a party to any dried distillers grain sales contracts between us and any third party purchaser. We anticipate taking advantage of the local truck market for dried distillers grains and entering into agreements for the sale of a portion of our dried distillers grains with third party purchasers with Palmetto assisting us with the rail market for our distillers grains. We are presently in discussions to amend our contract with Palmetto Grain Brokerage, LLC effective January 1, 2010 thereby eliminating some areas of support as we continue to build our in-house team of merchandisers.
New Products and Services
We have not introduced any new products or services during this fiscal year.
Governmental Regulation and Federal Ethanol Supports
Federal Ethanol Supports
The effect of the RFS program in the Energy Independence and Security Act signed into law on December 19, 2007 (the “2007 Act”) is uncertain. The mandated minimum level of use of renewable fuels in the RFS under the 2007 Act increased to 11.1 billion gallons per year in 2009 (from 5.4 billion gallons under the RFS enacted in 2005), and is scheduled to increase to 36 billion gallons per year in 2022. The 2007 Act also requires the increased use of “advanced” biofuels, which are alternative biofuels produced without using corn starch. Alternative biofuels include cellulosic ethanol and biomass-based diesel, with 21 billion gallons of the mandated 36 billion gallons of renewable fuel required to come from advanced biofuels by 2022. Required RFS volumes for both general and advanced renewable fuels in years to follow 2022 will be determined by a governmental administrator, in coordination with the U.S. Department of Energy and U.S. Department of Agriculture. The scheduled RFS for 2010 is approximately 13 billion gallons.
Waivers of the RFS minimum levels of renewable fuels included in gasoline could have a material adverse effect on our results of operations. Under the RFS, as originally passed as part of the Energy Policy Act of 2005, the U.S. Environmental Protection Agency, or EPA, in consultation with the Secretary of Agriculture and the Secretary of Energy, may waive the renewable fuels mandate with respect to one or more states if the Administrator of the EPA determines upon the petition of one or more states that implementing the requirements would severely harm the economy or the environment of a state, a region or the nation, or that there is inadequate supply to meet the requirement.
The Renewable Fuels Association estimates that current domestic ethanol production as of December 2009 is approximately 11.94 billion gallons of an estimated existing industry capacity of 13.14 billion gallons.
In order to meet the RFS mandate and expand demand for ethanol, management believes higher percentage blends of ethanol must be utilized in conventional automobiles. Such higher percentage blends of ethanol have continued to be a contentious issue. Automobile manufacturers and environmental groups are lobbying against higher percentage ethanol blends. State and federal regulations prohibit the use of higher percentage ethanol blends in conventional automobiles and vehicle manufacturers have indicated that using higher percentage blends of ethanol in conventional automobiles would void the manufacturer’s warranty. Without increases in the allowable percentage blends of ethanol, demand for ethanol may not continue to increase. Our financial condition may be negatively affected by decreases in the selling price of ethanol resulting from ethanol supply exceeding demand. Recently, the EPA has been considering allowing E15 to be used in standard vehicles. However, the EPA has delayed making a decision on E15 until sometime in 2010. If the use of E15 in standard vehicles is approved, we expect the demand for ethanol and the price of ethanol to respond favorably in the southeastern United States.

6

On June 18, 2008, the United States Congress overrode a presidential veto to approve the Food, Conservation and Energy Act of 2008 (the “2008 Farm Bill”) and to ensure that all parts of the 2008 Farm Bill are enacted into law. Passage of the 2008 Farm Bill reauthorizes the 2002 farm bill and adds new provisions regarding energy, conservation, rural development, crop insurance as well as other subjects. The energy title continues the energy programs contained in the 2002 farm bill but refocuses certain provisions on the development of cellulosic ethanol technology. The new legislation provides assistance for the production, storage and transport of cellulosic feedstocks and provides support for ethanol production from such feedstocks in the form of grants, loans and loan guarantees. The 2008 Farm Bill also modifies the ethanol fuels tax credit from 51 cents per gallon to 45 cents per gallon beginning in 2009. The bill also extends the 54 cent per gallon tariff on imported ethanol for two years, to January 2011. The 2008 Farm Bill is distinct from the Energy Independence and Security Act of 2007, which contains the increased renewable fuels standard described above.
Effect of Governmental Regulation
The ethanol industry and our business depend upon continuation of the federal support of ethanol discussed above. These incentives have supported a market for ethanol that might disappear without the incentives. Alternatively, the incentives may be continued at lower levels. The elimination or reduction of such federal support of ethanol would likely reduce our net income and negatively impact our future financial performance.
We are subject to various federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of employees. In addition, some of these laws and regulations require our plant to operate under permits that are subject to renewal or modification. The government’s regulation of the environment changes constantly. It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses.
On September 22, 2009, the EPA issued the “Final Mandatory Reporting of Greenhouse Gases Rule” that becomes effective on January 1, 2010. This new rule requires certain facilities that emit 25,000 metric tons or more of CO2 per year to report certain greenhouse gas emissions data from that facility to the EPA on an annual basis. The first annual reports covering calendar year 2010 will need to be submitted to the EPA in 2011. We are evaluating our obligations under this new rule in light of additional guidance to be released by the EPA.
Our business may be indirectly affected by environmental regulation of the agricultural industry as well. It is also possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol. For example, changes in the environmental regulations regarding ethanol’s use due to currently unknown effects on the environment could have an adverse effect on the ethanol industry. Furthermore, plant operations are governed by the Occupational Safety and Health Administration (OSHA). OSHA regulations may change such that the costs of the operation of the plant may increase. Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and financial performance.
Competition
We are competing with numerous other ethanol producers. Ethanol is a commodity product, like corn, which means our ethanol plant competes with other ethanol producers on the basis of price and, to a lesser extent, delivery service. As a destination plant, we believe First United Ethanol is able to compete favorably with other ethanol producers due to our proximity to ethanol markets and multiple modes of transportation. However, we face higher costs for our corn when compared to Midwest ethanol producers with access to corn produced in close proximity to their ethanol plants. Our competitive position in the ethanol industry has been our ability to offset any higher corn costs with increased transportation savings due to our close proximity to blending terminals.

7

The following table identifies most of the ethanol producers in the United States along with their production capacities.
U.S. FUEL ETHANOL BIOREFINERIES AND PRODUCTION CAPACITY
million gallons per year (mmgy)

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
Abengoa Bioenergy Corp. (Total)			198.0	168.0	176.0
Abengoa Bioenergy Corp.	Madison, IL	corn
Abengoa Bioenergy Corp.	Mt. Vernon, IN	corn
Abengoa Bioenergy Corp.	Colwich, KS	corn/milo
Abengoa Bioenergy Corp.	Ravenna, NE	Corn
Abengoa Bioenergy Corp.	York, NE	Corn
Abengoa Bioenergy Corp.	Portales, NM	corn
Absolute Energy, LLC*	St. Ansgar, IA	Corn	110.0	110.0
ACE Ethanol, LLC	Stanley, WI	Corn	41.0	41.0
Adkins Energy, LLC*	Lena, IL	Corn	40.0	40.0
Advanced Bioenergy, LLC	Fairmont, NE	Corn	100.0	100.0
Ag Energy Resources, Inc.	Benton, IL	corn			5.0
AGP*	Hastings, NE	Corn	52.0	52.0
Agri-Energy, LLC*	Luverne, MN	Corn	21.0	21.0
Al-Corn Clean Fuel*	Claremont, MN	Corn	42.0	42.0
Alchem Ltd. LLP	Grafton, ND	Corn	10.0
AltraBiofuels Coshocton Ethanol, LLC	Coshocton, OH	corn	60.0
AltraBiofuels Indiana, LLC	Cloverdale, IN	corn	92.0
AltraBiofuels Phoenix Bio Industries, LLC	Goshen, CA	Corn	31.5	31.5
Amaizing Energy, LLC*	Atlantic, IA	Corn	110.0	110.0
Amaizing Energy, LLC*	Denison, IA	Corn	55.0	55.0
Appomattox Bio Energy	Hopewell, VA	corn			65.0
Archer Daniels Midland (Total)			1,070.0	1,070.0	550.0
Archer Daniels Midland	Cedar Rapids, IA	Corn
Archer Daniels Midland	Clinton, IA	Corn
Archer Daniels Midland	Decatur, IL	Corn
Archer Daniels Midland	Peoria, IL	Corn
Archer Daniels Midland	Marshall, MN	Corn
Archer Daniels Midland	Wallhalla, ND	Corn/barley
Archer Daniels Midland	Columbus, NE	Corn
Arkalon Energy, LLC	Liberal, KS	Corn	110.0	110.0
Aventine Renewable Energy, LLC (Total)			207.0	207.0
Aventine Renewable Energy, LLC	Pekin, IL	Corn
Aventine Renewable Energy, LLC	Aurora, NE	Corn

8

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
Badger State Ethanol, LLC*	Monroe, WI	Corn	48.0	48.0
Big River Resources Galva, LLC	Galva, IL	corn	100.0	100.0
Big River Resources, LLC*	West Burlington, IA	Corn	100.0	100.0
Big River United Energy	Dyersville, IA	corn	110.0
BioFuel Energy — Buffalo Lake Energy, LLC	Fairmont, MN	Corn	115.0	115.0
BioFuel Energy — Pioneer Trail Energy, LLC	Wood River, NE	Corn	115.0	115.0
Bional Clearfield	Clearfield, PA	Corn			110.0
Blue Flint Ethanol	Underwood, ND	Corn	50.0	50.0
Bonanza Energy, LLC	Garden City, KS	Corn/milo	55.0	55.0
Bridgeport Ethanol	Bridgeport, NE	corn	54.0	54.0
Bunge-Ergon Vicksburg	Vicksburg, MS	corn	54.0	54.0
Bushmills Ethanol, Inc.*	Atwater, MN	Corn	50.0	50.0
Calgren Renewable Fuels, LLC	Pixley, CA	Corn	55.0
Carbon Green Bioenergy	Lake Odessa, MI	Corn	50.0
Cardinal Ethanol	Union City, IN	Corn	100.0	100.0
Cargill, Inc.	Eddyville, IA	Corn	35.0	35.0
Cargill, Inc.	Blair, NE	Corn	85.0	85.0
Cascade Grain	Clatskanie, OR	Corn	108.0
Castle Rock Renewable Fuels, LLC	Necedah, WI	Corn	50.0	50.0
Center Ethanol Company	Sauget, IL	Corn	54.0	54.0
Central Indiana Ethanol, LLC	Marion, IN	Corn	40.0	40.0
Central MN Ethanol Coop*	Little Falls, MN	Corn	21.5	21.5
Chief Ethanol	Hastings, NE	Corn	62.0	62.0
Chippewa Valley Ethanol Co.*	Benson, MN	Corn	45.0	45.0
Cilion Ethanol	Keyes, CA	Corn			50.0
Clean Burn Fuels, LLC	Raeford, NC	Corn			60.0
Commonwealth Agri-Energy, LLC*	Hopkinsville, KY	Corn	33.0	33.0
Corn Plus, LLP*	Winnebago, MN	Corn	44.0	44.0
Corn, LP*	Goldfield, IA	Corn	60.0	60.0
Cornhusker Energy Lexington, LLC	Lexington, NE	Corn	40.0	40.0
Dakota Ethanol, LLC*	Wentworth, SD	Corn	50.0	50.0
DENCO, LLC	Morris, MN	Corn	24.0
Didion Ethanol	Cambria, WI	Corn	40.0	40.0
E Caruso (Goodland Energy Center)	Goodland, KS	Corn			20.0
E Energy Adams, LLC	Adams, NE	Corn	50.0	50.0
E3 Biofuels	Mead, NE	corn	25.0
East Kansas Agri-Energy, LLC*	Garnett, KS	Corn	35.0	35.0

9

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
ESE Alcohol Inc.	Leoti, KS	Seed corn	1.5	1.5
Front Range Energy, LLC	Windsor, CO	Corn	40.0	40.0
Gateway Ethanol	Pratt, KS	Corn	55.0
Glacial Lakes Energy, LLC — Mina	Mina, SD	corn	107.0	107.0
Glacial Lakes Energy, LLC*	Watertown, SD	Corn	100.0	100.0
Global Ethanol/Midwest Grain Processors	Lakota, IA	Corn	98.0	98.0
Global Ethanol/Midwest Grain Processors	Riga, MI	Corn	57.0	57.0
Golden Cheese Company of California*	Corona, CA	Cheese whey	5.0	5.0
Golden Grain Energy, LLC*	Mason City, IA	Corn	115.0	115.0
Golden Triangle Energy, LLC*	Craig, MO	Corn	20.0	20.0
Grain Processing Corp.	Muscatine, IA	Corn	20.0	20.0
Granite Falls Energy, LLC*	Granite Falls, MN	Corn	52.0	52.0
Greater Ohio Ethanol, LLC	Lima, OH	Corn	54.0
Green Plains Renewable Energy	Shenandoah, IA	Corn	55.0	55.0
Green Plains Renewable Energy	Superior, IA	Corn	55.0	55.0
Green Plains Renewable Energy	Bluffton, IN	Corn	110.0	110.0
Green Plains Renewable Energy	Central City, NE	corn	100.0	100.0
Green Plains Renewable Energy	Ord, NE	Corn	50.0	50.0
Green Plains Renewable Energy	Obion, TN	Corn	110.0	110.0
Guardian Energy	Janesville, MN	corn	110.0	110.0
Hankinson Renewable Energy, LLC	Hankinson, ND	corn	110.0	110.0
Hawkeye Renewables, LLC	Fairbank, IA	Corn	110.0	110.0
Hawkeye Renewables, LLC	Iowa Falls, IA	Corn	90.0	90.0
Hawkeye Renewables, LLC	Menlo, IA	Corn	110.0	110.0
Hawkeye Renewables, LLC	Shell Rock, IA	Corn	110.0	110.0
Heartland Corn Products*	Winthrop, MN	Corn	100.0	100.0
Heartland Grain Fuels, LP	Aberdeen, SD	Corn	50.0	50.0
Heartland Grain Fuels, LP	Huron, SD	Corn	32.0	32.0	33.0
Heron Lake BioEnergy, LLC	Heron Lake, MN	Corn	50.0	50.0
Highwater Ethanol LLC	Lamberton, MN	Corn	55.0	55.0
Homeland Energy	New Hampton, IA	Corn	100.0	100.0
Husker Ag, LLC*	Plainview, NE	Corn	75.0	75.0
Idaho Ethanol Processing	Caldwell, ID	Potato Waste	4.0	4.0
Illinois River Energy, LLC	Rochelle, IL	Corn	100.0	100.0
Iroquois Bio-Energy Company, LLC	Rensselaer, IN	corn	40.0	40.0

10

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
KAAPA Ethanol, LLC*	Minden, NE	Corn	40.0	40.0
Kansas Ethanol, LLC	Lyons, KS	Corn	55.0	55.0
KL Process Design Group	Upton, WY	Wood waste	1.5	1.5
Land O’ Lakes*	Melrose, MN	Cheese whey	2.6	2.6
Levelland/Hockley County Ethanol, LLC	Levelland, TX	Corn	40.0	40.0
Lifeline Foods, LLC	St. Joseph, MO	Corn	40.0	40.0
Lincolnland Agri-Energy, LLC*	Palestine, IL	Corn	48.0	48.0
Lincolnway Energy, LLC*	Nevada, IA	Corn	55.0	55.0
Little Sioux Corn Processors, LP*	Marcus, IA	Corn	92.0	92.0
Louis Dreyfus Commodities	Grand Junction, IA	corn	100.0	100.0
Louis Dreyfus Commodities	Norfolk, NE	Corn	45.0	45.0
Marquis Energy, LLC	Hennepin, IL	Corn	100.0	100.0
Marysville Ethanol, LLC	Marysville, MI	Corn	50.0	50.0
Merrick & Company	Aurora, CO	Waste beer	3.0	3.0
Mid America Agri Products/Horizon	Cambridge, NE	Corn	44.0
Mid America Agri Products/Wheatland	Madrid, NE	Corn	44.0	44.0
Mid-Missouri Energy, Inc.*	Malta Bend, MO	Corn	50.0	50.0
Midwest Renewable Energy, LLC	Sutherland, NE	Corn	25.0	25.0
Minnesota Energy*	Buffalo Lake, MN	Corn	18.0	18.0
NEDAK Ethanol	Atkinson, NE	corn	44.0	44.0
Nesika Energy, LLC	Scandia, KS	corn	10.0	10.0
New Energy Corp.	South Bend, IN	Corn	102.0	102.0
North Country Ethanol, LLC*	Rosholt, SD	Corn	20.0	20.0
NuGen Energy	Marion, SD	corn	110.0	110.0
One Earth Energy	Gibson City, IL	corn	100.0	100.0
Otter Tail Ag Enterprises	Fergus Falls, MN	Corn	57.5	57.5
Pacific Ethanol	Madera, CA	Corn	40.0
Pacific Ethanol	Stockton, CA	Corn	60.0
Pacific Ethanol	Burley, ID	Corn	50.0
Pacific Ethanol	Boardman, OR	Corn	40.0	40.0
Panda Ethanol	Hereford, TX	Corn/milo			115.0
Parallel Products	Rancho Cucamonga, CA
Parallel Products	Louisville, KY	Beverage waste	5.4	5.4
Patriot Renewable Fuels, LLC	Annawan, IL	Corn	100.0	100.0
Penford Products	Cedar Rapids, IA	Corn	45.0	45.0
Pinal Energy, LLC	Maricopa, AZ	Corn	55.0	55.0

11

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
Pine Lake Corn Processors, LLC	Steamboat Rock, IA	corn	31.0	31.0
Platinum Ethanol, LLC*	Arthur, IA	Corn	110.0	110.0
Plymouth Ethanol, LLC*	Merrill, IA	Corn	50.0	50.0
POET Biorefining — Alexandria	Alexandria, IN	Corn	68.0	68.0
POET Biorefining — Ashton	Ashton, IA	Corn	56.0	56.0
POET Biorefining — Big Stone	Big Stone City, SD	Corn	79.0	79.0
POET Biorefining — Bingham Lake	Bingham Lake, MN		35.0	35.0
POET Biorefining — Caro	Caro, MI	Corn	53.0	53.0	5.0
POET Biorefining — Chancellor	Chancellor, SD	Corn	110.0	110.0
POET Biorefining — Coon Rapids	Coon Rapids, IA	Corn	54.0	54.0
POET Biorefining — Corning	Corning, IA	Corn	65.0	65.0
POET Biorefining — Emmetsburg	Emmetsburg, IA	Corn	55.0	55.0
POET Biorefining — Fostoria	Fostoria, OH	Corn	68.0	68.0
POET Biorefining — Glenville	Albert Lea, MN	Corn	42.0	42.0
POET Biorefining — Gowrie	Gowrie, IA	Corn	69.0	69.0
POET Biorefining — Hanlontown	Hanlontown, IA	Corn	56.0	56.0
POET Biorefining — Hudson	Hudson, SD	Corn	56.0	56.0
POET Biorefining — Jewell	Jewell, IA	Corn	69.0	69.0
POET Biorefining — Laddonia	Laddonia, MO	Corn	50.0	50.0
POET Biorefining — Lake Crystal	Lake Crystal, MN	Corn	56.0	56.0
POET Biorefining — Leipsic	Leipsic, OH	Corn	68.0	68.0
POET Biorefining — Macon	Macon, MO	Corn	46.0	46.0
POET Biorefining — Marion	Marion, OH	Corn	68.0	68.0
POET Biorefining — Mitchell	Mitchell, SD	Corn	68.0	68.0
POET Biorefining — North Manchester	North Manchester, IN	Corn	68.0	68.0
POET Biorefining — Portland	Portland, IN	Corn	68.0	68.0
POET Biorefining — Preston	Preston, MN	Corn	46.0	46.0
POET Biorefining — Scotland	Scotland, SD	Corn	11.0	11.0
POET Biorefining- Groton	Groton, SD	Corn	53.0	53.0
Prairie Horizon Agri-Energy, LLC	Phillipsburg, KS	Corn	40.0	40.0
Quad-County Corn Processors*	Galva, IA	Corn	30.0	30.0
Range Fuels	Soperton, GA	wood and wood waste			100.0
Red Trail Energy, LLC	Richardton, ND	Corn	50.0	50.0
Redfield Energy, LLC *	Redfield, SD	Corn	50.0	50.0
Reeve Agri-Energy	Garden City, KS	Corn/milo	12.0	12.0

12

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
Renew Energy	Jefferson Junction, WI	Corn	130.0	130.0
Renova Energy	Torrington, WY	Corn	5.0	5.0
Riverland Biofuels	Canton, IL	corn	37.0	37.0
Show Me Ethanol	Carrollton, MO	Corn	55.0	55.0
Siouxland Energy & Livestock Coop*	Sioux Center, IA	Corn	60.0	60.0
Siouxland Ethanol, LLC	Jackson, NE	Corn	50.0	50.0
Southwest Georgia Ethanol, LLC	Camilla, GA	Corn	100.0	100.0
Southwest Iowa Renewable Energy, LLC *	Council Bluffs, IA	Corn	110.0	110.0
Sterling Ethanol, LLC	Sterling, CO	Corn	42.0	42.0
Sunoco	Volney, NY	Corn	114.0
Tate & Lyle	Ft. Dodge, IA	Corn			105.0
Tate & Lyle	Loudon, TN	Corn	67.0	67.0	38.0
Tharaldson Ethanol	Casselton, ND	Corn	110.0	110.0
The Andersons Albion Ethanol LLC	Albion, MI	Corn	55.0	55.0
The Andersons Clymers Ethanol, LLC	Clymers, IN	Corn	110.0	110.0
The Andersons Marathon Ethanol, LLC	Greenville, OH	Corn	110.0	110.0
Trenton Agri Products, LLC	Trenton, NE	Corn	40.0	40.0
United Ethanol	Milton, WI	Corn	52.0	52.0
United WI Grain Producers, LLC*	Friesland, WI	Corn	49.0	49.0
Utica Energy, LLC	Oshkosh, WI	Corn	48.0	48.0
Valero Renewable Fuels	Albert City, IA	Corn	110.0	110.0
Valero Renewable Fuels	Charles City, IA	Corn	110.0	110.0
Valero Renewable Fuels	Ft. Dodge, IA	Corn	110.0	110.0
Valero Renewable Fuels	Hartley, IA	Corn	110.0	110.0
Valero Renewable Fuels	Welcome, MN	Corn	110.0	110.0
Valero Renewable Fuels	Albion, NE	corn	110.0	110.0
Valero Renewable Fuels	Aurora, SD	Corn	120.0	120.0
VeraSun Energy Corp. (Total)			220.0
VeraSun Energy Corp.	Linden, IN	Corn
VeraSun Energy Corp.	Bloomingburg, OH	corn
Verenium	Jennings, LA	Sugar Cane bagasse	1.5	1.5

13

					Under
				Operating	Construction/
			Nameplate	Production	Expansion
Company	Location	Feedstock	Capacity (mgy)	(mgy)	Capacity (mgy)
Western New York Energy LLC	Shelby, NY		50.0	50.0
Western Plains Energy, LLC*	Campus, KS	Corn	45.0	45.0
Western Wisconsin Renewable Energy, LLC*	Boyceville, WI	Corn	40.0	40.0
White Energy	Russell, KS	Milo/wheat starch	48.0	48.0
White Energy	Hereford, TX	Corn/Milo	100.0	100.0
White Energy	Plainview, TX	Corn	110.0	110.0
Wind Gap Farms	Baconton, GA	Brewery waste	0.4	0.4
Yuma Ethanol	Yuma, CO	Corn	40.0	40.0
TOTALS			13,138.4	11,937.4	1,432.0
			mgy for 201 nameplate refineries	mgy for operating refineries	mgy for under construction/expanding refineries

*	locally owned
mgy = million gallons per year
Last updated: December 10, 2009
Competition from Alternative Fuels
Alternative fuels and ethanol production methods are continually under development by ethanol and oil companies. The major ethanol and oil companies have significantly greater resources than we have to develop alternative products and to influence legislation and public perception of ethanol.
One current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. The biomass trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn.
Ethanol supply is also affected by ethanol produced or processed in certain countries in Central America and the Caribbean region. Ethanol produced in these countries is eligible for tariff reduction or elimination upon importation to the United States under a program known as the Caribbean Basin Initiative (CBI). Ethanol imported from Caribbean Basin countries may be a less expensive alternative to domestically produced ethanol. Currently there is a $0.54 per gallon tariff on foreign produced ethanol which is scheduled to expire in January 2011.
Distillers Grains Competition
Ethanol plants in the Midwest produce the majority of distillers grains and primarily compete with other ethanol producers in the production and sales of distillers grains. Our location in southwest Georgia distinguishes our facility from distillers grains producers in the Midwest. We are taking advantage of our proximity to local livestock, poultry and dairy producers by developing a truck market for our distillers grains.
According to the Renewable Fuels Association’s Ethanol Industry outlook 2009, ethanol plants produced 20 million metric tons of distillers grains in 2007/2008 and estimates production of 25 million metric tons in 2008/2009. The primary consumers of distillers grains are dairy and beef cattle. In recent years, an increasing amount of distillers grains have been used in the swine and poultry markets. With the advancement of research into the feeding rations of poultry and swine, we expect these markets to expand and create additional demand for distillers grains; however, no assurance can be given that these markets will in fact expand, or if they do, that we will benefit from any expansion. The market for distillers grains is generally confined to locations where freight costs allow it to be competitively priced relative to other feed ingredients.

14

Sources and Availability of Raw Materials
Corn Supply
The major raw material required for our ethanol plant to produce ethanol and distillers grains is corn. To produce 100 million gallons of ethanol per year, our ethanol plant needs approximately 36 million bushels of corn per year, or approximately 100,000 bushels per day, as the feedstock for our dry milling process. The grain supply for our plant is being obtained primarily from regional and national rail markets through Palmetto Grain Brokerage, LLC (“Palmetto”), our grain procurement agent.
We are significantly dependent on the availability and price of corn. During our fiscal year ended September 30, 2009 we were able to purchase approximately 7,000,000 bushels of corn from local producers and we expect to purchase approximately 10,000,000 bushels from local producers during our fiscal year ending September 30, 2010. By purchasing corn from local producers we are able to save freight expense compared to corn delivered to our facility by rail from the Midwest. However, a portion of our freight savings is offset by the stronger basis in our local corn market. We augment our local corn purchases with corn from other areas, such as the eastern Corn Belt states of Indiana, Ohio and Illinois.
Our grain procurement agreement with Palmetto is for an initial term that runs through December 31, 2009, at which point we anticipate renewing the agreement. Palmetto uses its best efforts in obtaining grain at the lowest possible quotes available in the Midwest rail grain market for our approval. We enter into grain purchase contracts with the third party suppliers identified by Palmetto. Palmetto charges an introducing broker fees to third party suppliers. We have the right to purchase grain in situations where Palmetto is not involved in the transaction and Palmetto cannot charge a brokerage fee to the third party supplier. In such a non-broker transaction, we pay Palmetto a fee of one cent ($0.01) per bushel. We expect to continue our partnership with Palmetto on a more limited basis as we develop our in-house grain procurement staff.
On December 10, 2009, the United States Department of Agriculture (“USDA”) released its Crop Production report, which estimated the 2009 grain corn crop at approximately 12.9 billion bushels. The December 2009 estimate of the 2009 corn crop is approximately 7% higher than the USDA’s estimate of the 2008 corn crop of 12.1 billion bushels. Corn prices reached historical highs in June 2008, but have come down sharply since that time as stronger than expected corn yields materialized and the global financial crisis brought down the prices of most commodities generally. We expect some volatility in the price of corn, which could impact our cost of goods sold.
The price and availability of corn are subject to fluctuations depending upon a number of factors affecting grain commodity prices in general, including crop conditions, weather, governmental programs and foreign purchases. Ethanol producers are generally not able to compensate for increases in the cost of grain feedstock through adjustments in prices charged for their ethanol. We can mitigate fluctuations in the corn and ethanol markets by locking in a favorable margin through the use of forward contracts. We recognize that we are not always presented with an opportunity to lock in a favorable margin and that our plant’s profitability may be negatively impacted during periods of high grain prices.
Utilities
Natural Gas. Natural gas is an important input commodity to our manufacturing process. We estimate that our annual natural gas usage is approximately 3,400,000 Million British Thermal Units annually and constitutes 10% of our annual total production cost. We use natural gas to produce process steam and to dry our distillers grain products to a moisture content at which they can be stored for long periods of time, and can be transported greater distances, so that we can market the product to broader livestock markets, including poultry and swine markets in the continental United States. We entered into a natural gas facilities agreement and natural gas supply and capacity agreement with the City of Camilla.

15

Electricity. We require a significant amount of electrical power to operate the plant. We have entered into a contract for electric service and an excess facilities charge agreement with Georgia Power Company (“Georgia Power”). During the term of the contract, we pay monthly charges calculated in accordance with the applicable rules, regulations and rate schedules. Pursuant to the facilities charge agreement, Georgia Power has installed facilities on our premises. We compensate Georgia Power for the cost of installing the facilities in the amount of approximately $2,058,000 in three annual payments of approximately $686,000. The first annual payment became due one year after the installation of permanent meter facilities. We also compensate Georgia Power for the allocated costs of operating and maintaining the facilities and we will pay ongoing annual facilities charges of $95,000.
Water. We obtain water for our plant from two high capacity wells located in close proximity to the site. Our plant requires approximately 900 gallons per minute. That is approximately 1,300,000 gallons per day. In July 2007 we obtained from the State of Georgia a permit to use groundwater in a specified amount exceeding our water usage. As a condition of the permit, we are required to actively implement a water conservation plan approved by the State of Georgia.
Much of the water used in an ethanol plant is recycled back into the process. There are, however, certain areas of production where fresh water is needed. Those areas include boiler makeup water and cooling tower water. Boiler makeup water is treated on-site to minimize all elements that will harm the boiler and recycled water cannot be used for this process. Cooling tower water is deemed non-contact water because it does not come in contact with the mash, and, therefore, can be regenerated back into the cooling tower process. The makeup water requirements for the cooling tower are primarily a result of evaporation.
Research and Development
We do not currently conduct any research and development activities.
Employees
We currently have 57 full-time employees and five part-time employees. Approximately nine of our employees are involved primarily in management and administration, and the remainder are involved primarily in plant operations.
Dependence on a Few Major Customers
As discussed above, we have entered into an ethanol marketing agreement with EcoEnergy and a distillers grains marketing agreements with Palmetto for the purposes of marketing and distributing our principal products. We rely on EcoEnergy for the sale and distribution of our ethanol and Palmetto for the sale and distribution of our distillers grains, except for those distillers grains that we market locally. Therefore, we are highly dependent on EcoEnergy and Palmetto for the successful marketing of our products. Any loss of EcoEnergy or Palmetto as our marketing agents for our ethanol and distillers grains could have a negative impact on our revenues during the transition to a new marketing firm.
Costs and Effects of Compliance with Environmental Laws
We are subject to extensive air, water and other environmental regulations and we require a number of environmental permits to operate the plant. We have an in-house environmental permitting technician to oversee our environmental permit compliance.
Alcohol Fuel Producer’s Permit. We are required to comply with applicable Alcohol and Tobacco Tax and Trade Bureau (formerly the Bureau of Alcohol, Tobacco and Firearms) regulations. We have obtained the requisite alcohol fuel producer’s permit. The term of the permit is indefinite until terminated, revoked or suspended. The permit also requires that we maintain certain security measures and secure an operations bond. There are other taxation requirements related to special occupational tax and a special stamp tax.
SPCC and RMP. We have prepared and are implementing our spill prevention control and countermeasure (“SPCC”) plan. This plan addresses pollution prevention regulations and has been reviewed and certified by a professional engineer. The SPCC must be reviewed and updated every five years.

16

Pursuant to the Clean Air Act, stationary sources, such as our plant, with processes that contain more than a threshold quantity of regulated substances, such as anhydrous ammonia, are required to prepare and implement a risk management plan (“RMP”). Since we use anhydrous ammonia, we have established a plan to prevent spills or leaks of the ammonia and an emergency response program in the event of spills, leaks, explosions or other events that may lead to the release of the ammonia into the surrounding area.
Air Permits. Our plant is considered a minor source of regulated air pollutants. There are a number of emission sources that require permitting. These sources include the boiler, ethanol process equipment, storage tanks, scrubbers, and baghouses. We have received an air quality permit issued by the Georgia Environmental Protection Division as well as a conditional use permit approved by the Mitchell County Planning Commission and the Mitchell County Board of Commission. The types of regulated pollutants emitted from our plant include particulate matter (“PM10”), carbon monoxide (“CO”), nitrous oxides (“NOx”) and volatile organic compounds (“VOCs”).
We are subject to oversight activities by the Environmental Protection Agency (“EPA”). There is always a risk that the EPA may enforce certain rules and regulations differently than Georgia’s environmental administrators. Georgia or EPA rules are subject to change, and any such changes could result in greater regulatory burdens on plant operations. We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or other air or water discharges from the plant. Such claims may result in an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate. We had no environmental or nuisance claims during our first year of plant operations.

ITEM 1A.	RISK FACTORS.
You should carefully read and consider the risks and uncertainties below and the other information contained in this report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operation.
Risks Relating to Our Business
We have a significant amount of debt, and our existing debt financing agreements contain, and our future debt financing agreements may contain, restrictive covenants that limit distributions and impose restrictions on the operation of our business. The use of debt financing makes it more difficult for us to operate because we must make principal and interest payments on the indebtedness and abide by covenants contained in our debt financing agreements. The level of our debt may have important implications on our operations, including, among other things: (a) limiting our ability to obtain additional debt or equity financing; (b) placing us at a competitive disadvantage because we may be more leveraged than some of our competitors; (c) subjecting all or substantially all of our assets to liens, which means that there may be no assets left for unit holders in the event of a liquidation; and (d) limiting our ability to make business and operational decisions regarding our business, including, among other things, limiting our ability to pay dividends to our unit holders, make capital improvements, sell or purchase assets or engage in transactions we deem to be appropriate and in our best interest.
We have violated the terms of our credit agreements and financial covenants which could result in our lender demanding immediate repayment of our loans. We have been involved in discussions with our administrative agent for our lending syndicate, WestLB, regarding certain past and potential future non-compliance with our loan covenants that have resulted from current conditions in the ethanol industry and our financial condition. Under the terms of our senior credit agreement with WestLB, we are required to repay the amount that our working capital loan outstanding exceeds our borrowing base. Our borrowing base is 80% of the value of certain accounts receivable and certain inventory owned by FUEL and calculated on a monthly basis. As of November 30, 2009 our working capital loan exceeded our borrowing base by approximately $2,500,000 and we were not able to repay that amount to WestLB. Accordingly, we requested a waiver of the covenant contained in the credit agreement requiring us to repay the difference between our working capital loan outstanding and our borrowing base. WestLB granted us a waiver of this covenant through December 15, 2010. WestLB has indicated its willingness to work with us; however, at that time WestLB and the lending syndicate could decide not to grant this waiver and we would be in default on our senior credit agreement. If we violate the terms of our loan or fail to obtain a waiver of any such term or covenant, our administrative agent and the lending syndicate could deem us in default of our revolving line of credit and require us to immediately repay the entire outstanding balance of the line of credit.

17

Our financial performance is significantly dependent on corn and ethanol prices and generally we will not be able to pass on increases in input prices to our customers. Our results of operations and financial condition are significantly affected by the cost and supply of corn and the market price of ethanol. Changes in the relative prices of corn and ethanol are subject to and determined by market forces over which we have no control.
The spread between ethanol and corn prices can vary significantly. Our gross margins depend principally on the spread between ethanol prices and corn prices. The spread between the price of a gallon of ethanol and the cost of corn required to produce a gallon of ethanol will likely continue to fluctuate. A protracted reduction in the spread between ethanol and corn prices, whether a result of an increase in corn prices or a reduction in ethanol prices, would adversely affect our results of operations and financial condition.
Risks Related to Ethanol Industry
Demand for ethanol may not continue to grow unless ethanol can be blended into gasoline in higher percentage blends for conventional automobiles. Currently, ethanol is blended with conventional gasoline for use in standard (non-flex fuel) vehicles to create a blend which is 10% ethanol and 90% conventional gasoline. Estimates indicate that approximately 135 billion gallons of gasoline are sold in the United States each year. Assuming that all gasoline in the United States is blended at a rate of 10% ethanol and 90% gasoline, the maximum demand for ethanol is 13.5 billion gallons. This is commonly referred to as the “blending wall,” which represents a theoretical limit where more ethanol cannot be blended into the national gasoline pool. Many in the ethanol industry believe that the ethanol industry will reach this blending wall in 2010 or 2011. In order to expand demand for ethanol, higher percentage blends of ethanol must be utilized in conventional automobiles. Such higher percentage blends of ethanol have recently become a contentious issue. Automobile manufacturers and environmental groups have fought against higher percentage ethanol blends. Currently, state and federal regulations prohibit the use of higher percentage ethanol blends in conventional automobiles and vehicle manufacturers have stated that using higher percentage ethanol blends in conventional vehicles would void the manufacturer’s warranty. Recently, the EPA was expected to make a ruling on using higher percentage blends of ethanol such as E15, however, the EPA deferred making a decision on this issue until the middle of 2010. Without an increase in the allowable percentage blends of ethanol, demand for ethanol may not continue to increase which could decrease the selling price of ethanol and could result in our inability to operate the ethanol plant profitably which could reduce or eliminate the value of our units.
Technology advances in the commercialization of cellulosic ethanol may decrease demand for corn based ethanol which may negatively affect our profitability. The current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. This trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn. The Energy Independence and Security Act of 2007 and the 2008 Farm Bill offer a very strong incentive to develop commercial scale cellulosic ethanol. The RFS requires that 16 billion gallons per year of advanced bio-fuels be consumed in the United States by 2022. Additionally, state and federal grants have been awarded to several companies who are seeking to develop commercial-scale cellulosic ethanol plants. We expect this will encourage innovation that may lead to commercially viable cellulosic ethanol plants in the near future. If an efficient method of producing ethanol from cellulose-based biomass is developed, we may not be able to compete effectively. We do not believe it will be cost-effective to convert our ethanol plant into a plant which will use cellulose-based biomass to produce ethanol. If we are unable to produce ethanol as cost-effectively as cellulose-based producers, our ability to generate revenue and our financial condition will be negatively impacted.
Overcapacity within the ethanol industry could cause an oversupply of ethanol and a decline in ethanol prices. Excess capacity in the ethanol industry would have an adverse impact on our results of operations, cash flows and general financial condition. Excess capacity may also result or intensify from increases in production capacity coupled with insufficient demand. If the demand for ethanol does not grow at the same pace as increases in supply, we would expect the price for ethanol to decline.

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Risks Related to Regulation and Governmental Action
Government incentives for ethanol production, including federal tax incentives, may be eliminated in the future, which could hinder our ability to operate at a profit. The ethanol industry is assisted by various federal ethanol production and tax incentives, including the RFS set forth in the Energy Policy Act of 2005. The RFS helps support a market for ethanol that might disappear without this incentive; as such, waiver of RFS minimum levels of renewable fuels required in gasoline could negatively impact our results of operations.
In addition, the elimination or reduction of tax incentives to the ethanol industry, such as the VEETC available to gasoline refiners and blenders, could also reduce the market demand for ethanol, which could reduce prices and our revenues by making it more costly or difficult for us to produce and sell ethanol. If the federal tax incentives are eliminated or sharply curtailed, we believe that decreased demand for ethanol will result, which could negatively impact our ability to operate profitably.
Also, elimination of the tariffs that protect the United States ethanol industry could lead to the importation of ethanol produced in other countries, especially in areas of the United States that are easily accessible by international shipping ports. While the 2008 Farm Bill extended the tariff on imported ethanol through 2011, this tariff could be repealed earlier which could lead to increased ethanol supplies and decreased ethanol prices.
Changes in environmental regulations or violations of the regulations could be expensive and reduce our profitability. We are subject to extensive air, water and other environmental laws and regulations. In addition, some of these laws require our plant to operate under a number of environmental permits. These laws, regulations and permits can often require expensive pollution control equipment or operation changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, damages, criminal sanctions, permit revocations and/or plant shutdowns. In the future, we may be subject to legal actions brought by environmental advocacy groups and other parties for actual or alleged violations of environmental laws or our permits. Additionally, any changes in environmental laws and regulations, both at the federal and state level, could require us to spend considerable resources in order to comply with future environmental regulations. The expense of compliance could be significant enough to reduce our profitability and negatively affect our financial condition.
Carbon dioxide may be regulated in the future by the EPA as an air pollutant requiring us to obtain additional permits and install additional environmental mitigation equipment, which could adversely affect our financial performance. In 2007, the Supreme Court decided a case in which it ruled that carbon dioxide is an air pollutant under the Clean Air Act for the purposes of motor vehicle emissions. The Supreme Court directed the EPA to regulate carbon dioxide from vehicle emissions as a pollutant under the Clean Air Act. Similar lawsuits have been filed seeking to require the EPA to regulate carbon dioxide emissions from stationary sources such as our ethanol plant under the Clean Air Act. Our plant produces a significant amount of carbon dioxide that we currently vent into the atmosphere. While there are currently no regulations applicable to us concerning carbon dioxide, if the EPA or the State of Georgia were to regulate carbon dioxide emissions by plants such as ours, we may have to apply for additional permits or we may be required to install carbon dioxide mitigation equipment or take other as yet unknown steps to comply with these potential regulations. Compliance with any future regulation of carbon dioxide, if it occurs, could be costly and may prevent us from operating the ethanol plant profitably which could decrease or eliminate the value of our units.

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ITEM 2.	PROPERTIES.
Our plant is located on an approximately 267 acre site in Mitchell County Georgia. The plant’s address is 4433 Lewis B. Collins Road, Pelham Georgia 31779. As of our fiscal year end on September 30, 2009, we completed our first year of plant operations. The plant consists of the following buildings:
•	A process building, which contains processing equipment, laboratories, a control room and offices;

•	A water treatment building containing equipment for water supply and treatment;

•	A grain receiving and shipping building; and

•	An administrative building, along with furniture and fixtures, office equipment and computer and telephone systems.
The site also contains improvements such as a loop track, paved access road, grain silos and ethanol storage tanks. Our plant was placed in service on October 10, 2008 and is in excellent condition and is capable of functioning at 100 percent of its production capacity.
All of the tangible and intangible property, real and personal, owned by either First United or its wholly owned subsidiary, Southwest Georgia, serves as the collateral for the debt financing with WestLB, which is described below under “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

ITEM 3.	LEGAL PROCEEDINGS.
In April 2008, Air Liquide Industrial U.S., LP (“Air Liquide”) brought an action against First United Ethanol and Southwest Georgia Ethanol in U.S. District Court for the Middle District of Georgia Albany Division. Air Liquide alleges that it has an agreement to purchase carbon dioxide gas from First United Ethanol and Southwest Georgia Ethanol and is requesting specific performance of the purported contractual obligations or, in the alternative, damages for breach of the purported contract. First United Ethanol and Southwest Georgia Ethanol disagree with Air Liquide’s allegations and intend to defend the suit vigorously.

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On February 18, 2009, we held the 2009 Annual Meeting of Members for the purpose of electing ten directors to the Board of Directors. Votes were solicited in person and by proxy. The initial Board of Directors was comprised of thirteen Directors. Two Directors resigned and were not replaced and the Board of Directors consisted of eleven Directors prior to the Annual Meeting of Members. In April 2007 Terry Hart resigned from the board and in February 2008 J. Harris Morgan resigned from the board. The initial term for these remaining eleven (11) Directors ended with the first annual or special meeting of the Members following the date on which substantial operations of our ethanol production facilities commence. Operations of the facilities commenced in October 2008; therefore, initial terms of the eleven Directors expired on February 18, 2009 at the 2009 Annual Meeting of the Members. Our board Secretary, Bryant Campbell did not stand for reelection and our Board of Directors decided to reduce the board size to ten Directors.
Pursuant to our Second Amended and Restated Operating Agreement, members of the Board of Directors were divided into three groups which serve staggered terms. The Board of Directors nominated the following persons for election as Directors: Murray Campbell, Tommy Hilliard, Steve Collins, Miley Adams, Thomas Dollar, II, John Johnson, Donald Shirah, Kenneth Hunnicutt, Robert Holden, Sr., and Michael Harrell. All nominees were incumbent Directors. The ten nominees who received the highest vote totals were elected as Directors of the Company at the 2009 Annual Meeting.

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Each of the ten nominees was elected by a plurality vote of the members eligible to vote, to serve a term, which will expire in 2010, 2011 or 2012. There were 36,510 membership units represented in person or by proxy. The names of the ten Director nominees elected to serve on our Board of Directors, the number of votes each received and their respective terms are as follows:

Name	Votes For	Term Expires
Michael W. Harrell	35,410	2010
John B. Johnson	35,430	2010
Donald Shirah	35,430	2010
Miley Adams	35,430	2011
Steve Collins	35,430	2011
Robert L. Holden, Sr.	35,430	2011
Murray Campbell	35,410	2012
Thomas H. Dollar, II	35,430	2012
Tommy L. Hilliard	35,430	2012
Kenneth J. Hunnicutt	35,410	2012
We will be asking our members to vote on the election of directors at our 2010 members’ meeting, through the solicitation of proxies in a definitive proxy statement. The information required by Item 4 for solicitations, which will be submitted during the first quarter of fiscal year 2010, is incorporated by reference to our definitive proxy statement relating to our 2010 annual meeting of members. In accordance with Regulation 14A, we will be filing our definitive proxy statement no later than 120 days after the end of the last fiscal year. The 2010 annual meeting, at which voting on the proposed amendments and directors will take place, is scheduled for February 3, 2010.
PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS ISSUER PURCHASES OF EQUITY SECURITIES.
As of September 30, 2009, we had 81,984 membership units outstanding and approximately 800 unit holders of record. There is no public trading market for our units.
However, in November 2008, we established a Unit Trading Bulletin Board, a private online matching service, in order to facilitate trading among our members. The Unit Trading Bulletin Board consists of an electronic bulletin board on our website that provides a list of interested buyers and a list of interested sellers, along with their non-firm price quotes. The Unit Trading Bulletin Board does not automatically effect matches between potential sellers and buyers and it is the sole responsibility of sellers and buyers to contact each other to make a determination as to whether an agreement to transfer units may be reached. We do not become involved in any purchase or sale negotiations arising from our Unit Trading Bulletin Board and have no role in effecting transactions beyond approval, as required under our operating agreement, and the issuance of new certificates. We do not give advice regarding the merits or shortcomings of any particular transaction. We do not receive, transfer or hold funds or securities as an incident of operating the Unit Trading Bulletin Board. In advertising our Unit Trading Bulletin Board, we do not characterize First United Ethanol as being a broker or dealer or an exchange. We do not use the Unit Trading Bulletin Board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements.
There are detailed timelines that must be followed under the Unit Trading Bulletin Board rules and procedures with respect to offers and sales of membership units, with which all transactions must comply. In addition, all transactions must comply with our operating agreement, and are subject to approval by our board of directors.

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The following table contains historical information by quarter for the past two years regarding the actual unit transactions that were completed by the Company’s unit-holders during the periods specified. The Company believes providing this information is the way to most accurately represent the current trading value of the Company’s units. As of September 30, 2009, no unit transfers had been completed through our qualified matching service bulletin board.

# of
Quarter	Low Price	High Price	Average Price	Units Traded
2008 1st	$—	$—	$—	—
2008 2nd	$—	$—	$—	—
2008 3rd	$—	$—	$—	—
2008 4th	$—	$—	$—	—
2009 1st	$—	$—	$—	—
2009 2nd	$—	$—	$—	—
2009 3rd	$—	$—	$—	—
2009 4th	$—	$—	$—	—
The following table contains the bid and asked prices that were posted on the Company’s qualified matching service bulletin board and includes some transactions that were not completed. The Company believes the table above more accurately describes the trading value of its units as the bid and asked prices below include some offers that never resulted in completed transactions. The information was compiled by reviewing postings that were made on the Company’s qualified matching service bulletin board.

				# of
Sellers Quarter	Low Price	High Price	Average Price	Units Listed
2008 1st	$—	$—	$—	—
2008 2nd	$—	$—	$—	—
2008 3rd	$—	$—	$—	—
2008 4th	$1,050.00	$1,140.00	$1,095.00	120
2009 1st	$1,000.00	$1,000.00	$1,000.00	50
2009 2nd	$—	$—	$—	—
2009 3rd	$—	$—	$—	—
2009 4th	$770.00	$770.00	$770.00	50

# of
Buyers Quarter	Low Price	High Price	Average Price	Units Listed
2008 1st	$—	$—	$—	—
2008 2nd	$—	$—	$—	—
2008 3rd	$—	$—	$—	—
2008 4th	$—	$—	$—	—
2009 1st	$—	$—	$—	—
2009 2nd	$—	$—	$—	—
2009 3rd	$—	$—	$—	—
2009 4th	$—	$—	$—	—
As a limited liability company, we are required to restrict the transfers of our membership units in order to preserve our partnership tax status. Our membership units may not be traded on any established securities market or readily traded on a secondary market (or the substantial equivalent thereof). All transfers are subject to a determination that the transfer will not cause First United Ethanol to be deemed a publicly traded partnership.

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Our Board of Directors has adopted a Membership Unit Option Plan (the “Plan”). The Plan permits the company to grant unit options and units to its employees for up to two percent (2%) of the total number of units outstanding at the close of our registered offering, or 1,532 units. We believe that the awards will better align the performance goals of its employees with those of its members. Option awards are generally granted with an exercise price of $1,000 per unit, and they generally vest over three to five years of continuous service and have ten-year contractual terms. Certain option awards may provide for accelerated vesting if there is a change in control of the Company or the employee is terminated without cause. The following table summarizes the outstanding units pursuant to the option agreements, as of the date of this report:

			Number of securities
			remaining available
			for future issuance
	Number of securities to	Weighted-average	under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	951	$1,000	581

Total	951	$1,000	581

In May 2009 we commenced a private placement offering where we sold 5,369 membership units in exchange for an aggregate offering price of $2,032,550. Our private placement offering expired on October 31, 2009; however, no sales were made after our fiscal year ended on September 30, 2009. We used the proceeds for working capital purposes, and for general corporate purposes, including purchases of raw materials. The sale of these membership units was deemed to be exempt from registration in reliance on Section 4(2) and Rule 506 of the Securities Act of 1933 as transactions by an issuer not involving a public offering. No underwriting discounts or commissions were paid in these transactions and we conducted no general solicitation in connection with the offer or sale of securities. The acquirers of our membership units made representations to us regarding their status as accredited investors as defined in Regulation D, or as investors with such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of the investment (alone or with a purchaser representative), and their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. Appropriate legends were affixed to unit certificates and instruments issued in such transactions. All acquirers were provided a private placement memorandum containing all material information concerning FUEL and the offering. On May 4, 2009, the same date we initiated our private placement offering, we suspended trading of our membership units. On October 14, 2009 we resumed trading of our membership units on our Unit Trading Bulletin Board.
We have not declared or paid any distributions on our units. Our board of directors and our lending syndicate control the timing and amount of distributions to our unit holders, however, our operating agreement requires the board of directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion. Our expectations with respect to our ability to make future distributions are discussed in greater detail under “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

ITEM 6.	SELECTED FINANCIAL DATA.
We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide information under this item.

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ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
This report contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
Results of Operations
Comparison of Fiscal Years Ended September 30, 2009 and 2008

	2009		2008
Income Statement Data	Amount	%	Amount	%
Revenues	$166,561,773	100.0%	—	—

Cost of Goods Sold	$178,695,057	107.3%	—	—

Gross (Loss)	$(12,133,284)	(7.3)%	—	—

General and Administrative Expenses	$5,123,484	3.1%	$5,068,196	—

Operating (Loss)	$(17,256,768)	(10.4)%	$(5,068,196)	—

Other (Expense)	$(11,208,202)	(6.7)%	$(5,214,994)	—

Net (Loss)	$(28,464,970)	(17.1)%	$(10,283,190)	—

Revenues
During the fiscal year ended September 30, 2009, we transitioned from a development stage company to an operational company. Accordingly, we do not yet have comparable income, production and sales data for the year ended September 30, 2009, from our previous fiscal year.
Our revenues from operations come from two primary sources: sales of fuel ethanol and sales of distillers grains.
The following table shows the sources of our revenue for the fiscal year ended September 30, 2009.

		Percentage of
Revenue Sources	Amount	Total Revenues

Ethanol Sales	$135,876,057	81.58%
Dried Distillers Grains Sales	29,947,009	17.98
Wet Distillers Grains Sales	370,878	.23
Other	367,829	.21
Total Revenues	$166,561,773	100.00%

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Our ethanol revenue was approximately $135,900,000 for the fiscal year ended September 30, 2009. We sold approximately 79,500,000 gallons of ethanol during the fiscal year ended September 30, 2009 at an average price of $1.71 per gallon.
At the time we commenced plant operations in October 2008, we began marketing our ethanol in the south eastern United States. At that time we were the only ethanol plant distributing ethanol by truck to this market. Accordingly, our marketing agent and our staff developed the truck market for ethanol in the Southeast. Developing this market for our ethanol has taken time and effort, but we have succeeded in creating this market and are now shipping approximately 95 percent of our ethanol to the regional truck market. From October 2008 through June 2009, while we were developing this truck market for our ethanol, the entire ethanol industry experienced a decline in ethanol prices which, when combined with our market development activities, had a negative impact on our revenues. The drop in ethanol prices during this period is attributable to the weak economy in the United States which caused a reduction in the demand for oil and gasoline. A reduction in gasoline usage has a negative impact on the price we receive for our ethanol. Subsequent to our fiscal year ended September 30, 2009, ethanol prices have rebounded and our local truck market prices have enabled FUEL to produce positive operating margins which should be reflected in our fiscal quarter ending December 31, 2009.
We anticipate receiving higher ethanol prices during the summer months due to a seasonal increase in the demand for gasoline and ethanol. However, if the price of ethanol were to decrease and remain low for an extended period of time it would have significant negative impact on our liquidity, even if our raw material costs remain steady. We anticipate that the price of distillers grains will continue to fluctuate in reaction to changes in the price of corn and soybean meal. The ethanol industry needs to continue to expand the market for distillers grains in order to maintain current price levels.
Management anticipates that ethanol prices will continue to change in relation to changes in corn and energy prices. These prices have been somewhat volatile due to the uncertainty that we are experiencing in the overall economy which has been affecting commodities prices for the last year. Further, difficult weather conditions during the harvest in the fall of 2009 has resulted in increased corn prices which has positively impacted ethanol prices. Management believes that there will be a surplus of ethanol production capacity in the United States. Management believes this has resulted in several ethanol producers decreasing ethanol and distillers grains production or halting operations altogether. The amount of this idled ethanol production capacity has changed throughout our 2009 fiscal year as a result of changes in the spread between corn prices and ethanol prices. Ethanol producers decreasing or ceasing production has an effect on the supply of ethanol in the market which can positively impact the price of ethanol. Much of this idled ethanol capacity could come back online within a reasonably short period of time which could negatively impact ethanol prices. We anticipate that the ethanol industry must continue to grow demand for ethanol in order to support current ethanol prices and retain profitability in the ethanol industry.
A debate continues with respect to changes in the allowable percentage of ethanol blended with gasoline for use in standard (non-flex fuel) vehicles. Currently, ethanol is blended with conventional gasoline for use in standard vehicles to create a blend which is 10% ethanol and 90% gasoline. Estimates indicate that approximately 135 billion gallons of gasoline are sold in the United States each year. However, gasoline demand may be shrinking in the United States as a result of the global economic slowdown. Assuming that all gasoline in the United States is blended at a rate of 10% ethanol and 90% gasoline, the maximum demand for ethanol is 13.5 billion gallons per year. This is commonly referred to as the “blending wall,” which represents a theoretical limit where more ethanol cannot be blended into the national gasoline pool. This is a theoretical limit because it is believed that it would not be possible to blend ethanol into every gallon of gasoline that is used in the United States and it discounts the possibility of additional ethanol being used in higher percentage blends such as E85 used in flex fuel vehicles. Many in the ethanol industry believe that we will reach this blending wall in 2010 or 2011. The RFS mandate requires that 36 billion gallons of renewable fuels be used each year in the United States by 2022 which equates to approximately 27% renewable fuels used per gallon of gasoline sold. In order to meet the RFS mandate and expand demand for ethanol, management believes higher percentage blends of ethanol must be utilized in conventional automobiles. Such higher percentage blends of ethanol have continued to be a contentious issue. Automobile manufacturers and environmental groups are lobbying against higher percentage ethanol blends. State and federal regulations prohibit the use of higher percentage ethanol blends in conventional automobiles and vehicle manufacturers have indicated that using higher percentage blends of ethanol in conventional automobiles would void the manufacturer’s warranty. Without increases in the allowable percentage blends of ethanol, demand for ethanol may not continue to increase. Our financial condition may be negatively affected by decreases in the selling price of ethanol resulting from ethanol supply exceeding demand. Recently, the EPA has been considering allowing E15 to be used in standard vehicles. However, the EPA has delayed making a decision on E15 until sometime in 2010.

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Our distillers grain revenue was approximately $30,300,000 for the fiscal year ended September 30, 2009. We produced approximately 214,039 tons of dried distillers grains and approximately 7,342 tons of wet distillers grains. Our average selling price for our dried distillers grains and our wet distillers grains for our fiscal year ended September 30, 2009 was approximately $140 per ton and $51 per ton, respectively.
Just as we developed the truck market for our ethanol, we developed the local truck market for our distillers grains. At the time we commenced plant operations in October 2008, we were the only facility in the southeastern United States selling distillers grains delivered by truck to poultry and other livestock producers. Developing this market for our distillers grains has been a challenge as many poultry and other livestock producers have not historically incorporated distillers grains into their feed rations. However, the use of distillers grains in feed rations has become widespread in our local market area and we are now shipping approximately 90 percent of our distillers grains to the regional truck market at favorable market prices. Furthermore, the poultry producers using our distillers grains have become accustomed to using our distillers grains in their rations and are developing rations that contain increasingly higher percentages of our distillers grains.
Management believes that the market prices for distillers grains change in relation to the prices of other animal feeds, such as corn and soybean meal. As a result of the current economic situation and its effect on commodities prices, we experienced a significant decrease in the market prices of corn and soybean meal starting in the middle of 2008. This resulted in a significant decrease in distillers grains prices. We believe that the negative effect lower corn and soybean meal prices had on market distillers grains prices was somewhat offset by decreased distillers grains production by the ethanol industry during our 2009 fiscal year. Management believes that several ethanol producers decreased ethanol and distillers grains production or ceased production altogether during 2009 as a result of unfavorable operating conditions. Management believes this resulted in decreased distillers grains production which we believe had a positive impact on the market price of distillers grains which somewhat offset price decreases resulting from lower corn and soybean meal prices.
On November 2, 2009, we reached an Amended Carbon Dioxide Supply Agreement with Airgas Carbonic, Inc. (“Airgas”) with an effective date of May 15, 2009. Pursuant to the agreement, Airgas is constructing a carbon dioxide facility to purify, liquefy, refine and store carbon dioxide produced by FUEL as a co-product of its ethanol production process. The carbon dioxide facility is being constructed on land leased by FUEL to Airgas and is expected to be complete in summer 2010. Once the new carbon dioxide facility is operational, we expect our carbon dioxide to be another source of revenue for our company.
Cost of Goods Sold and Gross Loss
Our cost of goods sold was $178,695,057 or 107.3% of our revenues for the fiscal year ended September 30, 2009. Our two primary costs of producing ethanol and distillers grains are the cost of corn and natural gas. Approximately 74% of our cost of goods sold is attributable to corn costs and approximately 10% is attributable to natural gas costs. Corn prices reached historical highs in June 2008 prior to the date we commenced plant operations, but have come down sharply since that time as stronger than expected corn yields materialized and the global financial crisis brought down the prices of most commodities. We expect continued volatility in the price of corn, which could significantly impact our cost of goods sold. Our average price paid for our corn feedstock for the fiscal year ended September 30, 2009 was approximately $4.48 per bushel.
During our fiscal year ended September 30, 2009 we were able to purchase approximately 7,000,000 bushels of corn from local producers and we expect to purchase approximately 10,000,000 bushels from local producers during our fiscal year ending September 30, 2010. By purchasing corn from local producers we are able to save on freight expense compared to corn delivered to our facility by rail from the Midwest. We expect the local corn producers to respond to the demand for corn created by our facility since we commenced operations in October 2008. Therefore, we also expect to be capable of procuring an increasing percentage of our corn from local producers.

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Our other costs of goods sold include denaturant, process chemicals, electricity, transportation, depreciation, hedging activity and direct labor. Together these costs represent approximately 16% of our cost of goods sold. We do not anticipate these costs to be as volatile as our corn and natural gas expenses. However, our transportation, electrical and denaturant costs are directly tied to the price of energy generally and, therefore, may fluctuate along with the price of petroleum based energy products. Cost of goods sold also includes a one time charge of $745,000 related to a lease impairment for tanker railcars not utilized in operations and under contract.
Recently corn prices have increased. Management attributes this increase in corn prices with unfavorable weather conditions that have existed during harvest time in the fall of 2009. Despite the fact that corn yields have been strong, uncertainty continues regarding the total amount and quality of corn that was produced during the 2009 crop year. If the corn harvested in the fall of 2009 is generally of poor quality, it might negatively impact the number of gallons of ethanol that can be produced per bushel of corn. Further, management anticipates that corn demand may increase in the near future should global economic conditions continue to improve. Should corn demand increase, it may result in further increases in the market price of corn.
General and Administrative Expenses
Our general and administrative expenses as a percentage of revenues were 3.1% for the fiscal year ended September 30, 2009. General and administrative expenses consist primarily of payroll, employee benefits, and professional fees. During our first year of operations we incurred significant professional fees in connection with the management of our credit agreement. During our fourth fiscal quarter ended September 30, 2009 we were able to reduce our expenses associated with managing our credit agreement and we expect our operating expenses to be significantly lower during our fiscal year ending September 30, 2010.
Other (Expense)
We had total other expense for the fiscal year ended September 30, 2009 of approximately $11,200,000, resulting primarily from our interest expense for the period. Interest expense for the period was approximately $10,100,000 which was exacerbated by an unrealized loss of approximately $1,100,000 for the change in fair value of our interest rate swap agreement.
Net (Loss)
Our net loss from operations for the fiscal year ended September 30, 2009 was approximately 17.1% of our revenues. This loss is primarily a result of negative operating margins due to the cost of our inputs relative to the revenue generated by the sale of our ethanol and distillers grains during our first fiscal year of operations. The negative operating margins experienced during our first year of operations can, in part, be attributed to our status as the first operating commercial scale ethanol plant in the Southeast and the fact that we had to develop local markets for our ethanol and distillers grains, which took time and aggressive pricing strategies to encourage the use of our products. Since commencing operations in October 2008, we have successfully created robust demand in our local markets and are now selling 95 percent of our ethanol and 90 percent of our distillers grains to the truck market in the southeastern United States. The development of these local markets for our products, our use of an increasing amount of local corn and a rebounding national demand for gasoline and ethanol have created favorable operating margins for our company in the first quarter of our fiscal year ending September 30, 2010.

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Additional Information
The following table shows additional data regarding production and price levels for our primary inputs and products for the fiscal year ended September 30, 2009.

Twelve Months ended
September 30, 2009
Production:
Ethanol sold (gallons)	79,537,767
Dried distillers grains sold (tons)	214,039
Wet distillers grains sold (tons)	7,342
Revenues:
Ethanol average price per gallon	1.708
Dried distillers grains revenue per gallon of ethanol sold	.376
Wet distillers grains revenue per gallon of ethanol sold	.005
Other	.005
Total revenue per gallon of ethanol sold	2.094
Costs:
Corn cost per gallon of ethanol sold (including freight)	1.657
Overhead and other direct costs per gallon of ethanol sold	.589
Total cost per gallon of ethanol sold	2.246
Changes in Financial Condition for Fiscal Years Ended September 30, 2009 and 2008
We experienced a decrease in our current assets at September 30, 2009 compared to our fiscal year ended September 30, 2008. We had approximately $7,700,000 less cash on hand at September 30, 2009 compared to September 30, 2008. However, we experienced an increase of approximately $3,100,000 in inventory at September 30, 2009 compared to September 30, 2008, primarily as a result of the commencement of operations at our plant. Additionally, at September 30, 2009 we had accounts receivable of approximately $4,100,000 compared to no accounts receivable at September 30, 2008.
Our net property and equipment was slightly lower at September 30, 2009 compared to September 30, 2008 as a result of additions of property and equipment, offset by our current year depreciation.
We experienced an increase in our total current liabilities at September 30, 2009 compared to September 30, 2008. The majority of the change is related to the fact that we experienced an increase of approximately $1,900,000 in our revolving line of credit at September 30, 2009 compared to September 30, 2008. We also experienced an increase of approximately $7,000,000 in the current portion of our long-term debt at September 30, 2009 compared to September 30, 2008. However, accounts payable and accrued expenses were down by approximately $3,400,000 at September 30, 2009 compared to September 30, 2008, due to our ability to satisfy these accounts from our operating cash flows.
We experienced a significant increase in our long-term liabilities as of September 30, 2009 compared to September 30, 2008, primarily as a result of increases in our long-term notes payable. At September 30, 2009, we had approximately $103,300,000 outstanding in the form of long-term loans, compared to approximately $88,100,000 at September 30, 2008. This increase is attributed to cash we utilized from our long-term loans to complete the construction of our facility and commence operations.
Trends and Uncertainties Impacting the Ethanol Industry and Our Company
We are subject to industry-wide factors, trends and uncertainties that affect our operating and financial performance. These factors include, but are not limited to, the available supply and cost of corn from which our ethanol and distillers grains are processed; the cost of natural gas, which we use in the production process; new technology developments in the industry; dependence on our ethanol marketer and distillers grains marketer to market and distribute our products; the intensely competitive nature of the ethanol industry; and possible changes in legislation/regulations at the federal, state and/or local level. These factors as well as other trends and uncertainties are described in more detail below.

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Economic Downturn
The U.S. stock markets crumbled during late fall 2008 and the early winter of 2009 upon the collapse of multiple major financial institutions, the federal government’s takeover of two major mortgage companies, Freddie Mac and Fannie Mae, and the government’s enactment of a $700 billion bailout plan pursuant to which the federal government will directly invest in troubled financial institutions. Financial institutions across the country have lost billions of dollars due to the extension of credit for the purchase and refinance of over-valued real property. The U.S. economy is in the midst of a recession, with increasing unemployment rates and decreasing retail sales. These factors have caused significant economic stress and upheaval in the financial and credit markets in the United States, as well as abroad. Credit markets have tightened and lending requirements have become more stringent. Oil prices and demand for fuel has fluctuated greatly and generally trended downward during our 2009 fiscal year. We believe that these factors have contributed to a decrease in the prices at which we are able to sell our ethanol during fiscal year 2009. This down turn severely impacted the ethanol industry which has started to recover as a profitable industry during the second half of the 2009 calendar year.
Corn Prices
Our cost of goods sold consists primarily of costs relating to the corn and natural gas supplies necessary to produce ethanol and distillers grains for sale. On December 10, 2009, the USDA released its Crop Production report, which estimated the 2009 grain corn crop at approximately 12.9 billion bushels, approximately 7% higher than the USDA’s estimate of the 2008 corn crop of 12.1 billion bushels. Corn prices reached historical highs in June 2008, but have come down sharply since that time as stronger than expected corn yields materialized and the global financial crisis brought down the prices of most commodities generally. We expect continued volatility in the price of corn, which could significantly impact our cost of goods sold. The number of operating ethanol plants nationwide has declined over the past year due to the economic down turn and failed risk taking by some large competitors.
The price at which we will purchase corn depends on prevailing market prices. Southwest Georgia is reestablishing a strong corn industry of which we were able to purchase 7 million bushels of corn, or 22 percent, of our corn requirements. However, we are required to obtain additional corn from other areas of the United States. Our plant site is well situated to receive corn by way of our three dedicated trains from the corn producing regions of the United States and we expect to benefit from our flexibility in sourcing grain in the event of a crop shortfall in one portion of the corn belt. We view our ability to ship corn from any portion of the corn belt as a competitive advantage when compared to some Midwest ethanol plants that are largely dependent on their ability to buy corn in their local truck market. However, any benefit we receive from our flexibility in sourcing grain may be partially offset by the additional transportation costs we expect to incur.
We can mitigate our risk to fluctuations in the corn and ethanol markets by locking in favorable margins through the use of forward contracts. However, we recognize that we are not always presented with opportunities to lock in favorable margins and our plant’s profitability will be negatively impacted during periods of high corn prices. There is no assurance that a corn shortage will not develop, particularly if there is an extended drought or other production problems in the 2010 crop year. We anticipate that our plant’s profitability could be negatively impacted during periods of high corn prices that are not offset by increased ethanol prices. Although we expect the negative impact on profitability resulting from high corn prices to be mitigated, in part, by the increased value of the distillers grains we intend to market (as the price of corn and the price of distillers grains tend to fluctuate in tandem), we still may be unable to operate profitably if high corn prices are sustained for a significant period of time.
Ethanol Industry Competition
We operate in a competitive industry and compete with a number of larger, ethanol producers. The significant economic down turn in the ethanol industry has driven many large and small producers out of the industry. The ethanol industry in starting to emerge from the difficult collapse that has occurred since the commencement of our operations in October 2008.

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Distillers Grains Marketing
With the advancement of research into the feeding of distillers grains based rations to poultry, swine and beef, we anticipate these markets will continue to expand, creating additional demand for distillers grains
We have an agreement with Palmetto Grain Brokerage, LLC (“Palmetto”) to market our distillers grains to the rail market. During our first year of operations we have continued to develop our local markets with the support of Palmetto to competitively market our distillers grains. The local and regional market is continuing to grow with the education of the nutritionists and farmers working in the poultry, beef and dairy businesses. In June 2009 we notified Palmetto that our distillers grains marketing agreement expiring in December 2009 needed to be amended to better accommodate our development of the local distillers grains markets. We have reached a tentative understanding with Palmetto for our amended distillers grains marketing agreement, which we expect to finalize in January 2010.
Technology Developments
One current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. This trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn. Although current technology is not sufficiently efficient to be competitive, the United States Congress is consistently increasing the availability of incentives to promote the development of commercially viable cellulose based ethanol production technology.
Advances and changes in the technology used to produce ethanol may make the technology we are installing in our plant less desirable or obsolete. As of this date there are no known technologies that would cause our plant to become uncompetitive or completely obsolete.
Government Legislation and Regulations
The ethanol industry and our business are assisted by various federal ethanol supports and tax incentives, including those included in the Energy Policy Act of 2005 and the Energy Independence and Security Act of 2007. Government incentives for ethanol production, including federal tax incentives, may be reduced or eliminated in the future, which could hinder our ability to operate at a profit. Federal ethanol supports, such as the renewable fuels standard (“RFS”), help support a market for ethanol that might disappear without this incentive; as such, a waiver of minimum levels of renewable fuels included in gasoline could have a material adverse effect on our results of operations. The elimination or reduction of tax incentives to the ethanol industry, such as the VEETC available to gasoline refiners and blenders, could reduce the market for ethanol, causing prices, revenues, and profitability to decrease.
Liquidity and Capital Resources
Based on financial forecasts performed by our management and discussions our management has had with our lenders, we anticipate that we will have sufficient cash from our current credit facilities and cash from our operations to continue to operate the ethanol plant for the next 12 months. We have experienced loan covenant compliance issues during our fiscal year ended September 30, 2009, but we expect to either be in compliance with our loan covenants or obtain waivers of noncompliance from our lending syndicate during the next 12 months. Accordingly, we do not anticipate requiring additional equity or debt financing during our 2010 fiscal year. However, should we experience unfavorable operating conditions in the future, we may have to request additional debt or secure additional equity sources for working capital or other purposes.
As a result of current conditions in the ethanol market our 2010 fiscal year appears to offer more favorable operating conditions than we experienced during the beginning of our 2009 fiscal year. We anticipate continuing to make the required payments on our debt facilities and anticipate continuing to improve our liquidity going forward. However, should we experience unfavorable operating conditions in the ethanol industry that prevent us from profitably operating the ethanol plant, we could have difficulty maintaining our liquidity.

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In May 2009 we commenced a private placement offering where we sold 5,369 membership units in exchange for an aggregate offering price of $2,032,550. Our private placement offering expired on October 31, 2009; however, no sales were made after our fiscal year ended on September 30, 2009. We used the proceeds for working capital purposes, and for general corporate purposes, including purchases of raw materials.
The following table shows cash flows for the fiscal years ended September 30, 2009 and 2008:

	Year ended September 30,
	2009	2008
Net cash from (used for) operating activities	$(23,157,338)	$1,823,929
Net cash (used for) investing activities	$(2,259,314)	$(91,850,508)
Net cash from financing activities	$17,730,674	$94,045,126
Cash Flow From (Used For) Operations
During our first fiscal year ended September 30, 2009, we transitioned from a development stage company to an operational company. Accordingly, we do not yet have comparable income, production and sales data for the year ended September 30, 2009, from our previous fiscal year. However, we experienced a significant reduction in net cash from operating activities of approximately $25,000,000 during our fiscal year ended September 30, 2009 as compared to the same period of 2008. This change in cash from our operating activities resulted primarily from a increase of $18,200,000 in our net loss for our 2009 fiscal year compared to our 2008 fiscal year. During our 2009 fiscal year, our capital needs were being adequately met primarily through cash from our credit facilities, additional equity from our private placement and, to a lesser extent, through our operating activities.
Cash Flow Used For Investing Activities
We experienced a decrease in the cash we used for investing activities during our 2009 fiscal year compared to our 2008 fiscal year. This decrease was primarily a result of the completion of our ethanol plant during the first quarter of our fiscal year ending September 30, 2009. Our plant was nearly complete by the end of our fiscal year ending September 30, 2008. Accordingly, most of the cash used for construction activities occurred during our fiscal year ended September 30, 2008 and prior years.
Cash Flow From Financing Activities
We received significantly less cash for financing activities during our 2009 fiscal year compared to our 2008 fiscal year primarily as a result of our long-term debt obligations being finalized during our fiscal year ended September 30, 2008. Our cash used for activities during our 2009 fiscal year primarily related to increased borrowing on our long-term debt and the additional equity that we raised through our private placement offering.
Financial Results
As of September 30, 2009, we have total assets of approximately $176,700,000 consisting primarily of inventory and property and equipment. Our current assets for the same period are approximately $11,900,000, consisting primarily of accounts receivable and inventory. As of September 30, 2009, we have current liabilities of approximately $34,800,000 consisting primarily of accounts payable, a revolving line of credit, accrued expenses, and accrued interest. Our long-term debt obligations total approximately $103,000,000, excluding the current portion of our long-term debt. Total members’ equity as of September 30, 2009, was approximately $34,500,000.
During our fiscal year ended September 30, 2009 we incurred a net loss of approximately $28,500,000. This loss consisted of an operating loss of approximately $17,300,000 and interest expense and unrealized loss on interest rate swap expense of approximately $11,200,000. From fiscal year ended September 30, 2008 to the fiscal year ended September 30, 2009, we generated approximately $166,600,000 revenue from operations. Our net loss for the fiscal year ended September 30, 2009 is a consequence of negative margins due to commodities markets and the interest expense associated with our existing debt obligations.

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Senior Credit Facility
On November 20, 2007, First United and Southwest Georgia Ethanol, LLC (“SWGE”), our wholly owned subsidiary, entered into a senior credit agreement with WestLB that provides for (1) a construction loan facility in an aggregate amount of up to $100,000,000 which converted to a term loan on February 20, 2009 (the “Conversion Date”) which matures on February 20, 2015 (the “Final Maturity Date”); and (2) a working capital loan in an aggregate amount of up to $15,000,000 which matures on February 20, 2010. The primary purpose of the credit facility is to finance the construction and operation of our ethanol plant.
The principal amount of the term loan facility is payable in quarterly payments ranging from $1,500,000 to $1,600,000 beginning September 30, 2009, and the remaining principal amounts are fully due and payable on the Final Maturity Date. We made the first quarterly term loan payment of $1,500,000 due in September 2009. However, if we are unable to make future quarterly payments our lender may not issue a temporary waiver for non-compliance with the terms of our senior credit agreement and deem us to be in default of our loans. At the time our working capital loan in the amount of $15,000,000 matures on February 20, 2010, management anticipates requesting that WestLB renew this working capital loan and depending on our liquidity needs at that time we may request an increase in the amount of our working capital loan.
The senior credit agreement required SWGE to enter into an accounts agreement among SWGE, Amarillo National Bank, as the Accounts Bank and Securities Intermediary, and WestLB as the collateral agent and administrative agent. Among other things, the accounts agreement establishes certain special, segregated project accounts and establishes procedures for the deposits and withdrawals of funds into these accounts. Substantially all cash of SWGE is required to be deposited into the project accounts subject to security interests to secure obligations in connection with the senior credit. Funds are released from the project accounts in accordance with the terms of the accounts agreement.
Under the terms of our senior credit agreement with WestLB, we are required to repay the amount that our working capital loans outstanding exceed our borrowing base. Our borrowing base is 80% of the value of certain accounts receivable and certain inventory owned by FUEL and is calculated on a monthly basis. As of September 30, 2009 our working capital loans exceeded our borrowing base by $4,426,694 and we were not able to repay that amount to WestLB. Accordingly, we requested a waiver for the covenant contained in the credit agreement requiring us to repay the difference between our working capital loans outstanding and our borrowing base. WestLB granted us a waiver of this covenant through December 15, 2009. As of November 30, 2009 our working capital loans exceeded our borrowing base by approximately $2,500,000 and we expect to be within the terms of our borrowing base by December 31, 2009. WestLB and our lending syndicate has indicated its willingness to work with us; however, at any time WestLB and our lending syndicate could decide not to grant this waiver and we would be out of compliance with our senior credit agreement. If we violate the terms of our loan or fail to obtain a waiver of any such term or covenant, our administrative agent could deem us in default of our line of credit and require us to immediately repay a significant portion or possibly the entire outstanding balance of our loans.
As of September 30, 2009, we had drawn approximately $98,500,000 of the $100,000,000 term loan and had $13,800,000 outstanding on the $15,000,000 working capital loan.

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Subordinated Debt
On November 30, 2006, we closed a subordinated debt financing arrangement pursuant to which the Mitchell County Development Authority issued $10,000,000 of revenue bonds that were placed with Wachovia Bank. We signed a promissory note, which is collateralized by our assets and the proceeds were placed in a Bond Trustee account with Regions Bank. The interest rate for this note is 7.5%. We are required to maintain a debt service reserve with the Bond Trustee in the amount of $1,180,000. During the quarter ending December 31, 2007, we drew approximately $8,162,000 from the Bond Trustee account to pay for construction costs. The Bond Trustee made the annual interest and principal payment to the bond holders of approximately $900,000 in December 2008. The funds held in the Bond Trustee account are classified as non-current restricted cash and cash equivalents on our consolidated balance sheet. The subordinated debt is a 15 year note with principal payments to be made to bond holders each December. The $600,000 principal payment due in December 2009 was paid from our debt service reserve.
On June 30, 2009 we agreed on the amount due to Fagen, Inc. for retainage withheld under our design-build contract. Fagen, Inc. was requesting a retainage payment of approximately $6,500,000. The outstanding issues have been resolved and on June 30, 2009 we delivered our certificate of final completion to WestLB. As consideration for Fagen, Inc.’s completion of our facility, we have agreed to pay Fagen, Inc. $2,500,000 in cash and executed a subordinated promissory note dated June 30, 2009 in favor of Fagen, Inc. in the amount of approximately $4,000,000.
Other Notes Payable
We have financed the acquisition of certain equipment through two notes payable to John Deere Credit. The notes amortize over four years with monthly principal and interest payments and are secured by the equipment. The interest rate is 5.3%. The combined outstanding balance on these two notes payable is $202,050 as of September 30, 2009.
Our long-term debt outstanding as of September 30, 2009 is summarized as follows:

West LB Construction Loan, variable interest rates from 4.35% to 7.81%	$98,500,000
Subordinated Fagen Note, interest rate of 4.0% through June 20, 2010 and 8% thereafter	3,977,545
Subordinated debt facility, interest rate of 7.5%	9,850,000
Notes payable John Deere Credit, interest rate of 5.3%	202,050

112,529,595
Less current portion	(9,204,578)

Long-term debt outstanding as of September 30, 2009	$103,325,017

Debt Covenants
On September 29, 2009, we requested waivers of certain sections of our senior credit agreement so that we would not be in default of our senior credit agreement as of September 30, 2009. On October 15, 2009, WestLB granted us waivers for non-compliance with certain loan covenants, specifically relating to the following items:
•
Carbon Dioxide Agreement Amendment: Section 7.01(x) of our senior credit agreement requires us to deliver our carbon dioxide agreement with Airgas Carbonic, Inc. to our lender along with any ancillary documents. As of September 30, 2009 the carbon dioxide agreement had been negotiated and was in final form, however, Airgas Carbonic, Inc. had not yet executed the agreement due to concerns about the viability of FUEL. Accordingly, we have requested and obtained a temporary waiver of the section 2(f) of the Waiver and Third Amendment to Accounts Agreement and an additional 180 day waiver of section 7.01(x) of our senior credit agreement. Subsequently, on November 2, 2009, we reached an agreement with Airgas Carbonic, Inc. (“Airgas”) with an effective date of May 15, 2009.

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•
Borrowing Base Certificate: As described above, we are required to repay the amount that our working capital loan outstanding exceeds our borrowing base. Our borrowing base is 80% of the value of certain accounts receivable and certain inventory owned by FUEL and is calculated on a monthly basis. In furtherance of these calculations, section 7.03(n) requires us to deliver to our lender a borrowing base certificate setting for the data necessary to make the borrowing base calculations. As a result of our working capital loan outstanding exceeding our borrowing base, we were not able to deliver an acceptable borrowing base certificate. Accordingly, we requested a waiver of any required prepayment arising under section 3.10(d) of the senior credit agreement and a waiver of section 7.03(n), the covenant requiring us to repay the difference between our working capital loan outstanding and our borrowing base. We obtained a waiver of these covenants through December 15, 2009 and our lender has indicated its willingness to work with us; however, at any time our lender could decide not to grant this waiver and we would be in default on our senior credit agreement.

If we violate the terms of our loan or fail to obtain a waiver of any such term or covenant, our primary lender could deem us in default of our loans and require us to immediately repay a significant portion or possibly the entire outstanding balance of our loans. Our lender could also elect to proceed with a foreclosure action.
Critical Accounting Estimates
Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and follow general practices within the industries in which we operate. This preparation requires management to make estimates, assumptions, and judgments that affect the amounts reported in the financial statements and accompanying notes. These estimates, assumptions and judgments are based on information available as of the date of the financial statements; accordingly, as this information changes, actual results could differ from the estimates, assumptions, and judgments reflected in the financial statements. Certain policies inherently have a greater reliance on the use of estimates, assumptions, and judgments and, as such, have a greater possibility of producing results that could be materially different than originally reported. Management believes the following policies are both important to the portrayal of our financial condition and results of operations and require subjective or complex judgments; therefore, management considers the following to be critical accounting policies.
Revenue Recognition
The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable, and collection is reasonably assured.
Revenue from the production of ethanol and related products is recorded at the time title and all risks of ownership transfer to customers, which is typically upon loading and shipping of the product shipment from the facility Commissions are included in cost of goods sold. In addition, shipping and handling costs incurred by the Company for the sale of ethanol and related products are included in cost of goods sold.
Revenue by product is as follows for the years ending September 30, 2009 and 2008:

	2009	2008
Ethanol	$135,876,057	$—
Distillers’s Grain	30,317,887	—
Other	367,829	—

Total	$166,561,773	$—

Interest income is recognized as earned.

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Investment in Commodities Contracts, Derivative Instruments and Hedging Activities
The Company adopted new disclosure requirements, which require entities to provide greater transparency in interim and annual financial statements about how and why the entity uses derivative instruments, how the instruments and related hedged items are accounted for, and how the instruments and related hedged items affect the financial position, results of operations, and cash flows of the entity
The Company is exposed to certain risks related to its ongoing business operations. The primary risks that the Company manages by using forward or derivative instruments are price risk on anticipated purchases of corn and natural gas.
The Company is subject to market risk with respect to the price and availability of corn, the principal raw material we use to produce ethanol and ethanol by-products. In general, rising corn prices result in lower profit margins and, therefore, represent unfavorable market conditions. This is especially true when market conditions do not allow the Company to pass along increased corn costs to our customers. The availability and price of corn is subject to wide fluctuations due to unpredictable factors such as weather conditions, farmer planting decisions, governmental policies with respect to agriculture and international trade and global demand and supply.
Certain contracts that literally meet the definition of a derivative may be exempted from derivative accounting as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal purchases or sales are documented as such and exempted from the accounting and reporting requirements of derivative accounting.
The Company enters into firm-price purchase commitments every month with its natural gas suppliers under which they agree to buy natural gas at a price set in advance of the actual delivery of that natural gas to us. Under these arrangements, the Company assumes the risk of a price decrease in the market price of natural gas between the time this price is fixed and the time the natural gas is delivered. We account for these transactions as normal purchases, and accordingly, do not mark these transactions to market nor do we record the commitment on the balance sheet.
The Company enters into short-term cash, options and futures contracts as a means of securing corn for the ethanol plant and managing exposure to changes in commodity prices. The Company maintains a risk management strategy that uses derivative instruments to minimize significant, unanticipated earnings fluctuations caused by market fluctuations. The Company’s specific goal is to protect the Company from large moves in commodity costs. All derivatives will be designated as non-hedge derivatives for accounting purposes and the contracts will be accounted for at fair value. Although the contracts will be effective economic hedges of specified risks, they are not designated as and accounted for as hedging instruments.
As part of its trading activity, the Company uses futures and option contracts offered through regulated commodity exchanges to reduce risk and is exposed to risk of loss in the market value of inventories. To reduce that risk, the Company generally takes positions using cash and futures contracts and options.
To ensure an adequate supply of corn to operate the plant, the Company enters into contracts to purchase corn from local farmers and its major suppliers. At September 30, 2009, the Company had fixed price contracts totaling approximately $300,000 based upon the average per bushel price.
The Company has also managed a portion of its floating interest rate exposure through the use of interest rate derivative contracts. The Company’s forward LIBOR-based contract reduces risk from interest rate movements as gains and losses on the contract offset portions of the interest rate variability of our variable-rate debt. The notional amount of the swap at September 30, 2009 and 2008 was $47,508,877 and $74,512,500, respectively. The effect of the swap is to limit the interest rate exposure on the LIBOR component to a fixed rate of 4.04% compared to a variable interest rate. The swap’s notional amount will decrease quarterly to $0 by the termination date of December 31, 2011. The counterparty to the contracts is a large commercial bank, and the Company does not anticipate their nonperformance. The swap is designated as a non-hedge derivative and is accounted for as market to market. The estimated fair value of this agreement at September 30, 2009 and 2008, was a liability of approximately $1,772,000 and $631,000.

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Derivatives not designated as hedging instruments at September 30, 2009 and 2008 were as follows:

	Balance Sheet	September 30,	September 30,
	Classification	2009	2008

Futures and options contracts	(Current Liabilities)	$(61,325)	$—
Futures and options contracts	Current Assets	—	593,350
Interest rate swap	(Current Liabilities)	817,718	129,739
Interest rate swap	(Non-Current Liabilities)	954,004	501,588

	Statement of
	Operations	September 30,	September 30,
	Classification	2009	2008

Net realized and unrealized gains related to futures and options contracts	Cost of Goods Sold	$1,078,187	$593,350
Net realized and unrealized (losses) related to the interest rate swap	Other non-operating (expense)	(2,485,401)	(976,738)
Inventories
Ethanol and related products are stated at net realizable value. Raw materials and work-in-process are valued using methods which approximate the lower of cost (first-in, first-out) or market. In the valuation of inventories and purchase and sale commitments, market is based on current replacement values except that it does not exceed net realizable values and is not less than net realizable values reduced by allowances for approximate normal profit margin.
Property and Equipment
Property and equipment is stated at cost. Construction in progress is comprised of costs related to constructing the plant. Depreciation is computed using the straight-line method over the following estimated useful lives:

Buildings	20 Years
Plant and Process Equipment	5-20 Years
Office Furniture and Equipment	3-10 Years
Maintenance and repairs are charged to expense as incurred; major improvements and betterments are capitalized. The present value of capital lease obligations are classified as long-term debt and the related assets are included in property and equipment/construction in progress. Amortization of assets under capital lease is included in depreciation expense.

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Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows from operations are less than the carrying value of the asset group. An impairment loss would be measured by the amount by which the carrying value of the asset exceeds the fair value of the asset. In accordance with Company policies, management has evaluated the plant for possible impairment based on projected future cash flows from operations. Management has determined that its projected future cash flows from operations exceed the carrying value of the plant and that no impairment exists at September 30, 2009.
Fair Value of Financial Instruments
Financial instruments include cash and cash equivalents, derivative instruments, trade and other receivables, accounts payable, accrued expenses and long-term debt. Management believes the fair value of each of these financial instruments approximates their carrying value in the balance sheet as of the balance sheet date. The fair value of current financial instruments is estimated to approximate carrying value due to the short-term nature of these instruments. The fair value of derivative financial instruments is based on quoted market prices. The fair value of the long-term debt is estimated based on anticipated interest rates which management believes would currently be available to FUEL for similar issues of debt, taking into account the current credit risk of FUEL and the other market factors.
Employees
We currently have 57 full-time employees and five part-time employees. Approximately nine of our employees are involved primarily in management and administration, and the remainder will be involved primarily in plant operations.
Our board officers are Thomas H. Dollar, II, Chairman; Tommy L. Hilliard, Vice Chairman; Steve Collins, Treasurer; Miley Adams, Secretary. Our Chief Executive Officer is Mr. Murray Campbell and our Chief Financial Officer is Lawrence Kamp. The following table represents the full-time personnel within the plant:

# Full-
Time
Position	Personnel
CEO	1
Communications Director	1
General Manager	1
Director of Grains and Marketing	1
CFO	1
Production Supervisors	4
Superintendent	1
Engineer	1
Lab	2
Maintenance	10
Plant Technicians	28
Accounting	4
Operations Assist	1
Logistics Manager	1
TOTAL	57
Off-Balance Sheet Arrangements
We do not have any off-balance sheet arrangements.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.
We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide information under this item.

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ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
First United Ethanol, LLC
We have audited the consolidated balance sheet of First United Ethanol, LLC and subsidiary as of September 30, 2009 and the related consolidated statements of operations, changes in members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First United Ethanol, LLC and subsidiary as of September 30, 2009, and the results of their operations and their cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
We were not engaged to examine management’s assessment of the effectiveness of First United Ethanol, LLC and subsidiary’s internal control over financial reporting as of September 30, 2009, included in the accompanying controls and procedures in the Form 10-K and accordingly, we do not express an opinion thereon.
/s/ McGladrey & Pullen, LLP
Des Moines, Iowa
December 23, 2009

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To the Board of Directors
First United Ethanol, LLC
We have audited the consolidated balance sheet of First United Ethanol, LLC and Southwest Georgia Ethanol, LLC (a wholly owned subsidiary) as of September 30, 2008, and the related consolidated statements of operations, changes in members’ equity, and consolidated statements of cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First United Ethanol, LLC and Southwest Georgia Ethanol, LLC (a wholly owned subsidiary) as of September 30, 2008, and the results of their operations and their cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
We were not engaged to examine management’s assessment of the effectiveness of First United Ethanol, LLC and Southwest Georgia Ethanol, LLC’s (a wholly owned subsidiary) internal control over financial reporting as of September 30, 2008, and accordingly, we do not express an opinion thereon.
/s/ Hein & Associates LLP
Denver, Colorado
December 17, 2008

39

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	September 30, 2009	September 30, 2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$—	$7,685,978
Trade and other accounts receivable, net of allowance for doubtful accounts of approximately $53,500 and none, respectively	4,080,745	—
Due from broker	109,700	—
Inventory	7,619,273	4,542,099
Other assets	75,714	1,242,410

Total current assets	11,885,432	13,470,487

PROPERTY AND EQUIPMENT
Office building, furniture and equipment	808,949	935,869
Land	1,000,000	1,005,000
Plant buildings and equipment	163,069,329	—
Construction in progress	—	156,115,623

	164,878,278	158,056,492
Accumulated depreciation	(8,840,707)	(40,208)

	156,037,571	158,016,284

RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	4,269,662	2,144,094

FINANCING COSTS, net of amortization of $1,876,558 and $874,397??	4,483,577	5,485,738

TOTAL ASSETS	$176,676,242	$179,116,603

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Excess of outstanding checks over bank balance	$81,555	$—
Revolving line of credit	13,784,129	11,900,000
Current portion of long-term debt	9,204,578	3,212,430
Current portion of capital lease obligations	1,019,029	27,420
Current portion of interest rate swap liability	817,718	129,739
Accounts payable and accrued expenses	9,243,647	12,648,499
Accrued interest	615,625	1,680,318
Derivative financial instruments	61,325	—

Total current liabilities	34,827,606	29,598,406

DEFERRED GRANT PROCEEDS	—	50,000

INTEREST RATE SWAP LIABILITY	954,004	501,588

CAPITAL LEASE OBLIGATIONS	3,073,996	126,327

LONG-TERM DEBT	103,325,017	88,063,418

TOTAL LIABILITIES	142,180,623	118,339,739

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY
Membership contributions, 81,984 and 76,610 units issued and outstanding at September 30, 2009 and September 30, 2008, respectively	77,226,361	75,042,636
Accumulated deficit	(42,730,742)	(14,265,772)

Total members’ equity	34,495,619	60,776,864

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$176,676,242	$179,116,603

See Notes to Consolidated Financial Statements.

40

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ending	Year ending
	September 30, 2009	September 30, 2008

Revenues	$166,561,773	$—
Cost of goods sold	178,695,057	—

Gross (loss)	(12,133,284)	—

General and administrative expenses	5,123,484	5,068,196

Operating (loss)	(17,256,768)	(5,068,196)

Other income (expense)
Other income	—	426,611
Unrealized (loss) on interest rate swap	(1,140,395)	(631,327)
Interest expense	(10,077,221)	(5,556,156)
Interest income	9,414	545,878

	(11,208,202)	(5,214,994)

Net (loss)	$(28,464,970)	$(10,283,190)

Net (loss) per unit (Basic and Diluted)	$(361.82)	$(134.23)

Weighted average units outstanding	78,671	76,610

See Notes to Consolidated Financial Statements.

41

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ending	Year ending
	September 30, 2009	September 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(28,464,970)	$(10,283,190)
Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities:
Depreciation	8,800,499	34,368
Amortization	1,002,161	3,413,306
Non-cash compensation expense	146,175	37,296
Unrealized loss on interest rate swap	1,140,395	631,327
Provision for doubtful receivables	53,468	—
Changes in assets and liabilities:
(Increase) in trade and other accounts receivable	(4,134,213)	—
(Increase) in due from broker	(109,700)	—
(Increase) in inventory	(3,077,174)	(4,542,099)
Decrease in accrued interest receivable	—	245,774
(Increase) decrease in other assets	1,166,696	(830,751)
Increase in accounts payable and accrued expenses	572,693	11,857,025
Increase (decrease) in accrued interest payable	(314,693)	1,260,873
Increase in derivative financial instruments	61,325	—

Net cash provided by (used in) operating activities	(23,157,338)	1,823,929

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of certificates of deposit	—	(200,000)
Purchase of property and equipment, net of returns	(2,259,314)	(91,650,508)

Net cash (used in) investing activities	(2,259,314)	(91,850,508)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	18,988,632	81,011,368
Repayment of long-term debt and capital lease obligations	(2,235,624)	(8,973)
Proceeds from revolving line of credit	2,384,129	11,900,000
Payments on revolving line of credit	(500,000)	—
Proceeds received from sale of units	2,037,550	—
Release (funding) of restricted cash balance	(3,025,568)	7,022,799
Excess of outstanding checks over bank balance	81,555	—
Expenditures for debt financing and equity offering costs	—	(5,880,068)

Net cash provided by financing activities	17,730,674	94,045,126

Increase (decrease) in cash and cash equivalents	(7,685,978)	4,018,547

Cash and cash equivalents, beginning of period	7,685,978	3,667,431

Cash and cash equivalents, end of period	$—	$7,685,978

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$9,389,753	$4,980,004

SUPPLEMENTAL DISCLOSUREs OF NONCASH INVESTING AND FINANCING ACTIVITIES
Repayment of notes and interest payable paid by Bond Trustee	$900,000	$82,500,000
Assets acquired under capital lease financing arrangements	$4,612,472	$427,200
Accrued expenses reclassed to subordinated debt	$3,977,545	$—
Deferred revenue applied to property & equipment	$50,000	$—
See Notes to Consolidated Financial Statements.

42

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
STATEMENT OF CHANGES IN MEMBERS’ EQUITY

		Membership	Accumulated
	Units	contributions	(deficit)	Total

Balance, September 30, 2007	76,610	$75,005,340	$(3,982,582)	$71,022,758

Unit-based compensation expense for unit options to employees		37,296	—	37,296

Net loss for the year ended September 30, 2008		—	(10,283,190)	(10,283,190)

Balance, September 30, 2008	76,610	$75,042,636	$(14,265,772)	$60,776,864

Unit-based compensation expense for unit options to employees		146,175	—	146,175

Membership units issued	5,369	2,032,550	—	2,032,550

Membership unit options exercised	5	5,000	—	5,000

Net loss for the year ended September 30, 2009		—	(28,464,970)	(28,464,970)

Balance, September 30, 2009	81,984	$77,226,361	$(42,730,742)	$34,495,619

See Notes to Consolidated Financial Statements.

43

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Nature of Business
First United Ethanol, LLC and subsidiary (the “Company”) is located near Camilla, Georgia. The Company operates a 100 million gallon ethanol plant with distribution within the United States. The Company formally began ethanol operations in October 2008. For the fiscal year ended September 30, 2008 and all prior periods, the Company was in the development stage with its efforts being principally devoted to organizational, financing, construction and start-up activities.
The Company was formally organized as a limited liability company on March 9, 2005 under the name Mitchell County Research Group, LLC. In September 2005, the Company formally changed its name to First United Ethanol, LLC. In November 2007, the Company’s wholly owned subsidiary, Southwest Georgia Ethanol, LLC (“SWGE”) was formed in conjunction with the debt financing agreement with West LB. First United Ethanol, LLC transferred the majority of its assets and liabilities to Southwest Georgia Ethanol, LLC.
Basis of Presentation
The consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its 100% owned subsidiary. All material inter-company accounts and transactions are eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements, in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities and other items, as well as the reported revenues and expenses. Actual results could differ from those estimates.
Cash and Cash Equivalents and Restricted Cash and Certificates of Deposit
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash balances are maintained in bank depositories and periodically exceed federally insured limits. The Company has not experienced losses in these accounts. The Company segregates cash held in escrow, cash restricted and certificates of deposit restricted for use by debt agreements as non-current.
Trade Accounts Receivable
Trade accounts receivable are recorded at original invoice amounts less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering customers financial condition, credit history and current economic conditions. Receivables are written off when deemed uncollectible. Recoveries of receivables written off are recorded when received
Inventories
Ethanol and related products, raw materials and work-in-process are valued using methods which approximate the lower of cost (first-in, first-out) or market. In the valuation of inventories and purchase and sale commitments, market is based on current replacement values except that it does not exceed net realizable values and is not less than net realizable values reduced by allowances for approximate normal profit margin.
Financing Costs
Financing costs associated with the construction and revolving loans discussed in Note 7 and are recorded at cost and include expenditures directly related to securing debt financing. The Company is amortizing these costs using the effective interest method over the term of the agreement. The financing costs are included in interest expense in the statement of operations.

44

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
Property and Equipment
Property and equipment is stated at cost. Construction in progress is comprised of costs related to constructing the plant. Depreciation is computed using the straight-line method over the following estimated useful lives:

Buildings	20 Years
Plant and Process Equipment	5-20 Years
Office Furniture and Equipment	3-10 Years
Maintenance and repairs are charged to expense as incurred; major improvements and betterments are capitalized. The present value of capital lease obligations are classified as long-term debt and the related assets are included in property and equipment/construction in progress. Amortization of assets under capital lease is included in depreciation expense.
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows from operations are less than the carrying value of the asset group. An impairment loss would be measured by the amount by which the carrying value of the asset exceeds the fair value of the asset. In accordance with Company policies, management has evaluated the plant for possible impairment based on projected future cash flows from operations. Management has determined that its projected future cash flows from operations exceed the carrying value of the plant and that no impairment exists at September 30, 2009.
Investment in Commodities Contracts, Derivative Instruments and Hedging Activities
The Company adopted new disclosure requirements, which require entities to provide greater transparency in interim and annual financial statements about how and why the entity uses derivative instruments, how the instruments and related hedged items are accounted for, and how the instruments and related hedged items affect the financial position, results of operations, and cash flows of the entity
The Company is exposed to certain risks related to its ongoing business operations. The primary risks that the Company manages by using forward or derivative instruments are price risk on anticipated purchases of corn and natural gas.
The Company is subject to market risk with respect to the price and availability of corn, the principal raw material we use to produce ethanol and ethanol by-products. In general, rising corn prices result in lower profit margins and, therefore, represent unfavorable market conditions. This is especially true when market conditions do not allow the Company to pass along increased corn costs to our customers. The availability and price of corn is subject to wide fluctuations due to unpredictable factors such as weather conditions, farmer planting decisions, governmental policies with respect to agriculture and international trade and global demand and supply.
Certain contracts that literally meet the definition of a derivative may be exempted from derivative accounting as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal purchases or sales are documented as such and exempted from the accounting and reporting requirements of derivative accounting.
The Company enters into firm-price purchase commitments every month with its natural gas suppliers under which they agree to buy natural gas at a price set in advance of the actual delivery of that natural gas to us. Under these arrangements, the Company assumes the risk of a price decrease in the market price of natural gas between the time this price is fixed and the time the natural gas is delivered. The Company accounts for these transactions as normal purchases, and accordingly, does not mark these transactions to market nor does the Company record the commitment on the balance sheet.

45

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
The Company enters into short-term cash, options and futures contracts as a means of securing corn for the ethanol plant and managing exposure to changes in commodity prices. The Company maintains a risk management strategy that uses derivative instruments to minimize significant, unanticipated earnings fluctuations caused by market fluctuations. The Company’s specific goal is to protect the Company from large moves in commodity costs. All derivatives will be designated as non-hedge derivatives for accounting purposes and the contracts will be accounted for at fair value. Although the contracts will be effective economic hedges of specified risks, they are not designated as and accounted for as hedging instruments.
As part of its trading activity, the Company uses futures and option contracts offered through regulated commodity exchanges to reduce risk and is exposed to risk of loss in the market value of inventories. To reduce that risk, the Company generally takes positions using cash and futures contracts and options.
To ensure an adequate supply of corn to operate the plant, the Company enters into contracts to purchase corn from local farmers and its major suppliers. At September 30, 2009, the Company had fixed price contracts totaling approximately $300,000 based upon the average per bushel price.
The Company has also managed a portion of its floating interest rate exposure through the use of interest rate derivative contracts. The Company’s forward LIBOR-based contract reduces risk from interest rate movements as gains and losses on the contract offset portions of the interest rate variability of our variable-rate debt. The notional amount of the swap at September 30, 2009 and 2008 was $47,508,877 and $74,512,500, respectively. The effect of the swap is to limit the interest rate exposure on the LIBOR component to a fixed rate of 4.04% compared to a variable interest rate. The swap’s notional amount will decrease quarterly to $0 by the termination date of December 31, 2011. The counterparty to the contracts is a large commercial bank, and the Company does not anticipate their nonperformance. The swap is designated as a non-hedge derivative and is accounted for as market to market. The estimated fair value of this agreement at September 30, 2009 and 2008, was a liability of approximately $1,772,000 and $631,000.
Derivatives not designated as hedging instruments at September 30, 2009 and 2008 were as follows:

	Balance Sheet	September 30,	September 30,
	Classification	2009	2008

Futures and options contracts	(Current Liabilities)	$(61,325)	$—
Futures and options contracts	Current Assets	—	593,350
Interest rate swap	(Current Liabilities)	817,718	129,739
Interest rate swap	(Non-Current Liabilities)	954,004	501,588

	Statement of
	Operations	September 30,	September 30,
	Classification	2009	2008

Net realized and unrealized gains related to futures and options contracts	Cost of Goods Sold	$1,078,187	$593,350
Net realized and unrealized (losses) related to the interest rate swap	Other non-operating (expense)	(2,485,401)	(976,738)

46

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
Revenue Recognition
The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable, and collection is reasonably assured.
Revenue from the production of ethanol and related products is recorded at the time title and all risks of ownership transfer to customers, which is typically upon loading and shipping of the product shipment from the facility Commissions are included in cost of goods sold. In addition, shipping and handling costs incurred by the Company for the sale of ethanol and related products are included in cost of goods sold.
Revenue by product is as follows for the years ending September 30, 2009 and 2008:

	2009	2008
Ethanol	$135,876,057	$—
Distillers’s Grain	30,317,887	—
Other	367,829	—

Total	$166,561,773	$—

Interest income is recognized as earned.
Net Loss per Membership Unit
For purposes of calculating basic and diluted net loss per member unit, units subscribed and issued by the Company are considered outstanding on the effective date of issue and are weighted by days outstanding.
Income taxes
The Company is organized as a partnership for federal and state income tax purposes and generally does not incur income taxes. Instead, the Company’s earnings and losses are included in the income tax returns of the members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.
Fair Value of Financial Instruments
Financial instruments include cash and cash equivalents, derivative instruments, trade and other receivables, accounts payable, accrued expenses, notes payable and long-term debt. Management believes the fair value of each of these financial instruments approximates their carrying value on the balance sheet as of the balance sheet date. The fair value of current financial instruments is estimated to approximate carrying value due to the short-term nature of these instruments. The fair value of derivative financial instruments is based on quoted market prices. The fair value of the long-term debt is estimated based on anticipated interest rates which management believes would currently be available to the Company for similar issues of debt, taking into account the current credit risk of the Company and the other market factors.
NOTE 2. INVENTORIES
A summary of inventories at September 30, 2009 and September 30, 2008 is as follows:

	September 30,	September 30,
	2009	2008

Corn	$3,958,543	$4,542,009
Denaturant and chemical supplies	287,640	—
Work in process	1,095,000	—
Ethanol	1,649,895	—
Distiller grains	628,195	—

Total	$7,619,273	$4,542,009

47

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
NOTE 3. MEMBERS’ EQUITY
As specified in the Company’s Operating Agreement, voting rights are one vote for each voting unit registered in the name of such Member as shown on the Membership Registration maintained by the Company. Income and losses of the Company shall be allocated among the Members in proportion to each Member’s respective percentage of Units when compared with the total Units issued. The Company’s cash flow shall first be applied to the payment of the Company’s operating expenses (including debt service) and then to maintenance of adequate cash reserves as determined by the Board of Directors in its sole discretion, shall be distributed from time to time to the Members in proportion to their respective percentage Units. No member has the right to demand and receive any distribution from the Company other than in cash. No distribution shall be made if, as a result thereof, the Company would be in violation of any loan agreement, or if the Company’s total assets would be less than the sum of its total liabilities.
Transfer, disposition or encumbrance of membership units are subject to certain significant restrictions, including a restriction that prohibits disposals without approval by the Board of Directors.
Initial investors purchased 600 units at $333.33 per unit in March 2005 and 2,000 units at $500 per unit in September 2005. In conjunction with a filing with the U.S. Securities and Exchange Commission, the Company issued 74,010 units at an offering price of $1,000 per unit closing in June 2007. In May 2009, the Company issued 5,369 units at an offering price of $500 per unit for investments up to $1,000,000 and an offering price of $333 per unit for investments exceeding $1,000,000 in conjunction with a private placement.
NOTE 4. RELATED PARTIES
An entity which has common ownership with Fagen, Inc., the Company’s principal vendor in the construction of the ethanol facility, is also a Member of the Company and holds approximately 1.2% of the outstanding units. In addition, the Company has a subordinated promissory note due Fagen, Inc. in the amount of $3,977,545 as of September 30, 2009.
The Company purchased corn at market prices in the amount of $1,432,101 for the year ending September 30, 2009 from certain Directors in the normal course of business. There were no such purchases in the year ending September 30, 2008.
NOTE 5. UNIT OPTION PLAN
The Company adopted the First United Ethanol, LLC Membership Unit Option Plan (the Plan) during April 2007. The Plan permits the grant of unit options and units to its employees for up to 2% of the units outstanding as of the close of the Company public offering of Membership Units, or 1,532 units. The Company believes that such awards better align the interests of its employees with those of its members. Option awards are generally granted with an exercise price equal to the market price of the Company’s units at the date of grant; those option awards generally vest over three to five years of continuous service and have ten-year contractual terms. Certain option awards provide for accelerated vesting if there is a change in control or termination without cause (as defined in the Plan).
Accounting standards require an entity to measure the cost of employee services received in exchange for the award of equity instruments based on the fair value of the award on the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award.
The Company uses a Black-Scholes option-pricing model in order to calculate the compensation costs of employee stock-based compensation. Such model requires the use of subjective assumptions, including the expected life of the option, the expected volatility of the underlying security, and the expected dividend on the security as discussed below.

48

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
Because the Company does not have specific historical or implied volatility information available due to beginning operations in October 2008, expected volatility is based on the historical, or implied volatility of similar entities with publicly available share or option prices. The expected term represents the estimated average period of time that the options remain outstanding using the “simplified” method. The risk-free rate of return reflects the weighted average interest rate offered for zero coupon treasury bonds over the expected term of the options.
Accounting standards require forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Based on historical experience, the Company estimated future non-vested option forfeitures at 0% as of September 30, 2009 and incorporated this rate in estimated fair value of employee option grants. During the year ending September 30, 2008, the largest grant issued by the Company was forfeited, which resulted in a reduction of stock-based compensation cost of approximately $64,000. The Company does not expect any further forfeitures and thus assumed a 0% forfeiture rate for new grants. The fair value of stock options granted for the year ended September 30, 2009 on the grant date was approximately $1,000 per unit.

	2009	2008

Expected volatility	66%	66%
Expected dividends	—	—
Expected term (in years)	6	6
Risk-free interest rate	2.96%	3.97%
A summary of option activity under the Plan as of September 30, 2009 and 2008, and changes during the years then ended is presented below:

			Weighted-
		Weighted-	Average
		Average	Remaining
		Exercise	Contractual
Options	Units	Price	Term

Outstanding at October 1, 2007	957	$1,000	9.25
Granted	382	1,000		—
Exercised	—	—		—
Forfeited or expired	(766)	1,000

Outstanding at September 30, 2008	573	$1,000	9.25	$—

Granted	383	1,000	10	—
Exercised	(5)	1,000
Forfeited	—			—

Outstanding at September 30, 2009	951	1,000	8.80	—

Exercisable at September 30, 2009	316	$1,000	$—	$—

As of September 30, 2009, there was approximately $367,000 of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a period of 3 years.
NOTE 6. LEASES
The Company leases operating machinery under a lease agreement with De Lage Landen which is accounted for as a capital lease. The lease will expire in 2013. The assets have a capitalized cost of $157,664 included in property and equipment as of September 30, 2009 and construction in progress as of September 30, 2008. Accumulated depreciation totaled $15,766 and none for the years ending September 30, 2009 and 2008, respectively.

49

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
The Company entered into an Excess Facilities Charge Agreement with Georgia Power Company in which Georgia Power installed a power substation to augment the Company’s power system. The cost of the substation is charged to the Company over a three year period requiring annual payments of principal and interest totaling $686,309 beginning June 30, 2009. The Company has accounted for this agreement as a capital lease. The present value of future payments due under the lease of $1,834,512 is included in property and equipment as of September 30, 2009 Accumulated depreciation totaled $91,726 for the year ending September 30, 2009. No amounts were recorded for the lease as of September 30, 2008.
The Company also entered into a Natural Gas Facilities Agreement with the City of Camilla for a high pressure gas main to serve the plant and purchase natural gas from the City of Camilla. The City of Camilla owns and operates the gas main and leases its usage to the Company. The agreement calls for a monthly facilities charge, in addition to the normal consumption charges, equal to the cost of the installation of the gas main over an 80 month period beginning June 2009 and requiring principal and interest payments of approximately $43,000 each month. The Company has accounted for the facilities lease charges as a capital lease. The asset present value of future payments under the lease of $2,777,960 is included in property and equipment as of September 30, 2009. Accumulated depreciation totaled $138,898 for the year ending September 30, 2009. No amounts were recorded for the lease as of September 30, 2008.

	September 30, 2009	September 30, 2008

De Lage Landen Financial Services, 60 months, interest rate of 7.5%	$126,327	$153,747
Georgia Power Substation lease, 36 months, interest rate of 5.85%	1,299,364	—
Natural Gas Facilities lease, 80 months, interest rate of 6.59%	2,667,334	—

	4,093,025	153,747
Less current portion	(1,019,029)	(27,420)

	$3,073,996	$126,327

Future minimum payments, by year, under the capital lease are due as follows:

Year ending September 30:
2010	$1,241,051
2011	1,241,051
2012	554,743
2013	548,406
2014	516,722
Thereafter	684,315

Total minimum lease payments	4,786,288
Amounts representing interest	(693,263)
Present value of net minimum lease payments	$4,093,025

50

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
The Company also entered into two operating leases with Trinity Industries Leasing Company for the use of rail cars and tanker cars. The tanker car lease expires in 2017 and the rail car lease expires in 2012. During the year ending September 30, 2009, the Company determined that a portion of the tanker cars under the non-cancelable lease will not be utilized and have no future benefit. Accordingly, the Company recorded a liability and a charge to income in the amount $745,000 for the future lease payments associated with the unused tanker cars. The total remaining minimum lease commitments under non-cancelable operating leases are as follows:

Year ending September 30:
2010	$2,469,800
2011	2,022,800
2012	1,041,500
2013	447,000
2014	447,000
Thereafter	968,500

Total minimum operating lease payments	$7,396,600

NOTE 7. DEBT FINANCING ARRANGEMENTS
The Company’s long-term debt outstanding as of September 30, 2009 and 2008 is summarized as follows:

	September 30, 2009	September 30, 2008

West LB Term Loan, variable interest rates from 4.35% to 7.81%, described below	$98,500,000	$81,011,368
Subordinated Fagen note, 4% through June 30, 2010 and 8% thereafter	3,977,545	—
Subordinated debt facility, interest rate of 7.5%, described below	9,850,000	10,000,000
Notes payable John Deere Credit, interest rate of 5.3%, described below	202,050	264,480

	112,529,595	91,275,848
Less current portion	(9,204,578)	(3,212,430)

	$103,325,017	$88,063,418

The maturities of long-term debt at September 30, 2009 are as follows:

Year ending September 30:
2010	$9,204,578
2011	8,843,138
2012	6,996,879
2013	6,970,000
2014	7,015,000
Thereafter	73,500,000

Total	$112,529,595

West LB Credit Arrangement — Senior Debt
SWGE entered into a senior credit agreement that provided for (1) a construction loan facility in an aggregate amount of up to $100,000,000, which converted to a term loan on February 20, 2009 (“Conversion Date”), (2) a term loan facility in an aggregate amount of up to $100,000,000 which matures on February 20, 2015 (the “Final Maturity Date”); and (3) a working capital loan in an aggregate amount of up to $15,000,000 which matures February 20, 2010. The primary purpose of the credit facility was to finance the construction and operation of the Company’s ethanol plant.
During the term of the working capital loan, SWGE may borrow, repay and re-borrow amounts available under the working capital and letter of credit facility. The principal amount of the term loan facility is payable in quarterly payments ranging from $1,500,000 to $1,600,000 beginning September 30, 2009, and the remaining principal amounts are fully due and payable on February 20, 2010. Interest is payable quarterly. SWGE has the option to select between two floating interest rate loans under the terms of the senior credit agreement: Base Rate Loans bear interest at the Administrative Agent’s base rate (which is the higher of the federal funds effective rate plus 0.50% and the Administrative Agent’s prime rate) plus 2.75% per annum. Eurodollar Loans bear interest at LIBOR plus 3.75%. The Company has entered into an interest rate swap with WestLB to effectively convert a portion of the variable rate interest into a fixed rate, with the LIBOR component fixed at 4.04% (See Note 1).

51

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
Under the terms of the senior credit agreement, SWGE has agreed to pay a quarterly commitment fee equal to 0.50% per annum on the unused portion of the construction loan/term loan and .20% per annum on the unused portion of the working capital loan. SWGE’s obligations under the senior credit agreement are secured by a first-priority security interest in all of the Company’s assets, including its equity interest in SWGE.
The senior credit agreement also required SWGE to enter into an accounts agreement among SWGE, Amarillo National Bank, as the Accounts Bank and Securities Intermediary, and WestLB as the collateral agent and administrative agent. Among other things, the accounts agreement establishes certain special, segregated project accounts and establishes procedures for the deposits and withdrawals of funds into these accounts. Substantially all cash of SWGE is required to be deposited into the project accounts subject to security interests to secure obligations in connection with the senior credit. Funds are released from the project accounts in accordance with the terms of the accounts agreement.
As of September 30, 2009 and 2008, the Company has drawn $13,784,129 on the $15,000,000 working capital loan.
On September 29, 2009, the Company requested waivers of certain sections of the senior credit agreement so the Company would not be in default of its senior credit agreement as of September 30, 2009. On October 15, 2009, WestLB granted the Company waivers for non-compliance with certain loan covenants, specifically relating to the following items:
•
Carbon Dioxide Agreement Amendment: Section 7.01(x) of the Company’s senior credit agreement requires it to deliver the carbon dioxide agreement with Airgas Carbonic, Inc. to the lender along with any ancillary documents. As of September 30, 2009 the carbon dioxide agreement had been negotiated and was in final form, however, Airgas Carbonic, Inc. had not yet executed the agreement due to concerns about the viability of FUEL. Accordingly, we have requested and obtained a temporary waiver of the section 2(f) of the Waiver and Third Amendment to Accounts Agreement and an additional 180 day waiver of section 7.01(x) of our senior credit agreement. Subsequently, on November 2, 2009, we reached an agreement with Airgas Carbonic, Inc. (“Airgas”) with an effective date of May 15, 2009.

•
Borrowing Base Certificate: As described above, the Company is required to repay the amount that its working capital loan outstanding exceeds its borrowing base. The Company’s borrowing base is 80% of the value of certain accounts receivable and certain inventory owned by FUEL and is calculated on a monthly basis. In furtherance of these calculations, section 7.03(n) requires the Company to deliver to its lender a borrowing base certificate setting for the data necessary to make the borrowing base calculations. As a result of the Company’s working capital loan outstanding exceeding its borrowing base, the Company was not able to deliver an acceptable borrowing base certificate. Accordingly, the Company requested a waiver of any required prepayment arising under section 3.10(d) of the senior credit agreement and a waiver of section 7.03(n), the covenant requiring the Company to repay the difference between its working capital loan outstanding and its borrowing base. The Company obtained a waiver of these covenants through December 15, 2009 and the lender has indicated its willingness to work with the Company; however, at any time the Company’s lender could decide not to grant this waiver and the Company would be in default on its senior credit agreement.

Subordinated Debt Facility
On November 30, 2006, the Company closed its subordinated debt financing arrangement pursuant to which the Mitchell County Development Authority issued $10,000,000 of revenue bonds that were placed with Wachovia Bank. The Company signed a promissory note, which is collateralized by the Company’s assets and the proceeds were placed in a Bond Trustee account with Regions Bank. The interest rate for this note is 7.5%. The Company is required to maintain a debt service reserve with the Bond Trustee in the amount of $1,180,000. During the quarter ending December 31, 2007, the Company drew approximately $8,162,000 from the Bond Trustee account to pay for construction costs. The Bond Trustee made the annual interest and principal payment to the bond holders of approximately $900,000 in December 2008. The funds held in the Bond Trustee account are classified as non-current restricted cash and cash equivalents in the Company’s consolidated balance sheet. The subordinated debt is a 15 year note with annual principal payments each December due to the bond holders in 2009 of $600,000, in 2010 of $635,000, in 2011 of $530,000, in 2012 of $570,000, in 2013 of $615,000 and $6,900,000 thereafter.

52

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
Subordinated Fagen Note
On June 30, 2009, SWGE entered into a subordinated promissory note agreement in the amount of $3,977,545 due Fagen, Inc., a related party, for the remaining design-build contract balance. The note bears interest at 4% through June 30, 2010 and 8% thereafter through maturity on June 30, 2011. Interest is payable quarterly. The first principal payment of $500,000 was due as of September 30, 2009 and annual principal payments of $1,738,772 are due June 30, 2010 and June 30, 2011. This note is subordinated to the West LB debt agreement, which currently prohibits the Company from making these principal payments on the schedule described above.
Other Notes Payable
The Company financed the acquisition of certain equipment through two identical notes payable to John Deere Credit. The notes amortize over four years (maturity in August 2012) with monthly principal and interest payments and are secured by the equipment. The interest rate is 5.3%. The combined outstanding balance on these two notes payable is $202,050 and $264,480 as of September 30, 2009 and 2008, respectively.
NOTE 8. FAIR VALUE MEASUREMENTS
Effective October 1, 2008, the Company adopted the fair value measurements and disclosures standard, which defines a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.
The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:
•	Level 1 Observable inputs — unadjusted quoted prices in active markets for identical assets and liabilities;

•	Level 2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data; and

•	Level 3 Unobservable inputs — includes amounts derived from valuation models where one or more significant inputs are unobservable.
The Company has classified its investments in marketable securities and derivative instruments into these levels depending on the inputs used to determine their fair values. The Company’s investments in marketable securities consist of money market funds restricted by the bond holders which are based on quoted prices and are designated as Level 1. The Company’s derivative instruments consist of commodity positions and an interest rate swap. The fair value of the commodity positions are based on quoted prices on the commodity exchanges and are designated as Level 1 and the fair value of the interest rate swap is based on quoted prices on similar assets or liabilities in active markets and discounts to reflect potential credit risk to lenders and are designated as Level 2.
The following table summarizes fair value measurements by level at September 30, 2009 (in thousands):

	Level 1	Level 2	Level 3	Total

Assets:
Investments in marketable securities, included in restricted cash	$1,597,109	$—	$—	$1,597,109

Total assets	$1,597,109	$—	$—	$1,597,109

Liabilities:
Derivative instruments:

Commodity positions	$61,325			$61,325
Interest rate swap	$—	$1,771,722	$—	$1,771,722

Total liabilities	$61,325	$1,771,722	$—	$1,833,047

53

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
NOTE 9. COMMITMENTS AND CONTINGENCIES
Liquidity
Our liquidity, results of operations and financial performance will be impacted by many variables, including the market price for commodities such as, but not limited to, corn, ethanol and other energy commodities, as well as the market price for any co-products generated by the facility and the cost of labor and other operating costs. Assuming future relative price levels for corn, ethanol and distillers grains remain consistent with the relative price levels as of September 30, 2009, we expect operations to generate adequate cash flows to maintain operations. The assumptions assume that we will be able to sell all the ethanol that is produced at the plant. We expect to be able to satisfy our cash requirements for the next 12 months using only our revolving line of credit, senior credit facility, and earnings from operations.
As mentioned above, we have been involved in discussions with our primary lender, WestLB, regarding certain past and potential future non-compliance with our financial loan covenants that have resulted from the current conditions in the ethanol industry and our financial condition. Under the terms of our senior credit agreement with WestLB, we are required to repay the amount that our working capital loans outstanding exceed our borrowing base. Our borrowing base is 80% of the value of certain accounts receivable and certain inventory owned by the Company and calculated on a monthly basis. As of September 30, 2009 our working capital loans exceeded our borrowing base by $4,426,694 and we were not able to repay that amount to WestLB. Accordingly, we requested a waiver for the covenant contained in the credit agreement requiring us to repay the difference between our working capital loans outstanding and our borrowing base. WestLB granted us a waiver of this covenant through December 15, 2009. WestLB and tbe lending syndicate have indicated their willingness to work with us; however, at any time WestLB and tbe lending syndicate could decide not to grant this waiver and we would be in default on our senior credit agreement. If we violate the terms of our loan or fail to obtain a waiver of any such term or covenant, our Administrative Agent could deem us in default of our loans and require us to immediately repay a significant portion or possibly the entire outstanding balance of our loans.
Commitments and Major Customers
The Company has an agreement with an unrelated entity and major customer for marketing, selling, and distributing all of the ethanol produced by the Company. Under the agreement, the Company will pay the entity $.01 per net gallon for each gallon of ethanol sold via railcar and $.012 per net gallon for ethanol sold via truck. For the years ending September 30, 2009 and 2008, the Company expensed approximately $870,000 and none, respectively under this agreement. Revenues with this customer were approximately $135,876,000 and none for the years ending September 30, 2009 and 2008, respectively. Trade accounts receivable of approximately $2,134,000 and none were due from the customer as of September 30, 2009 and 2008, respectively. This agreement is effective through October 2010, at which time it will automatically renew for an additional two years without written notice.
The Company also has an agreement with an unrelated entity for marketing, selling and distributing the distillers grains with solubles “DDGS” to the rail market and for the supply of grain to the Company. Under the agreement, the Company will pay the entity $.50 per ton for DDGS sold and $.0025 per bushel of grain supplied. In addition, the Company is required to pay the marketer $0.01 per bushel for non-brokered corn purchases. For the years ending September 30, 2009 and 2008, the Company expensed approximately $117,000 and none, respectively under this agreement. There were no revenues with this customer for the years ending September 30, 2009 and 2008 and no trade accounts receivable due from this customer as of September 30, 2009 and 2008 as the marketer acts purely in the broker capacity. In June 2009 we notified Palmetto that our distillers grains marketing agreement expiring in December 2009 needed to be amended to better accommodate our development of the local distillers grains markets. We have reached a tentative understanding with Palmetto for our amended distillers grains marketing agreement, which we expect to finalize in January 2010.

54

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements
NOTE 10. CONTINGENCY
In April 2008, Air Liquide Industrial U.S., LP (“Air Liquide”) brought an action against First United Ethanol and Southwest Georgia Ethanol in U.S. District Court for the Middle District of Georgia Albany Division. Air Liquide alleges that it has an agreement to purchase carbon dioxide gas from First United Ethanol and Southwest Georgia Ethanol and is requesting specific performance of the purported contractual obligations or, in the alternative, damages for breach of the purported contract. First United Ethanol and Southwest Georgia Ethanol disagree with Air Liquide’s allegations and intend to defend the suit vigorously.
NOTE 11. SUBSEQUENT EVENTS
Subsequent events have been evaluated through December 23, 2009 and include the WestLB waiver dated October 15, 2009 discussed in Note 7 and the October 31, 2009 official close of the private placement offering commenced in May 2009.
On November 2, 2009, the Company reached an Amended Carbon Dioxide Supply Agreement with Airgas Carbonic, Inc. (“Airgas”) with an effective date of May 15, 2009. Pursuant to the agreement, Airgas is constructing a carbon dioxide facility to purify, liquefy, refine and store carbon dioxide produced by the Company as a co-product of its ethanol production process. The carbon dioxide facility is being constructed on land leased by the Company to Airgas and is expected to be complete in summer 2010. Once the new carbon dioxide facility is operational, we expect our carbon dioxide to be another source of revenue for the Company.

55

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
None.

ITEM 9A(T).	CONTROLS AND PROCEDURES.
Disclosure Controls and Procedures
Management of First United Ethanol is responsible for maintaining disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934 (the “Exchange Act”) is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. In addition, the disclosure controls and procedures must ensure that such information is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required financial and other required disclosures.
Our management, including our Chief Executive Officer, Murray Campbell, along with our Chief Financial Officer, Larry Kamp, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act of 1934, as amended) as of September 30, 2009. Based upon this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management including our principal executive and principal financial officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
Internal Control Over Financial Reporting
Inherent Limitations Over Internal Controls
The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that:
(i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets;
(ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that the Company’s receipts and expenditures are being made only in accordance with authorizations of the Company’s management and directors; and
(iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
Management, including the Company’s Chief Executive Officer and Chief Financial Officer, does not expect that the Company’s internal controls will prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of internal controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected. Also, any evaluation of the effectiveness of controls in future periods are subject to the risk that those internal controls may become inadequate because of changes in business conditions, or that the degree of compliance with the policies or procedures may deteriorate.

56

Management’s Annual Report on Internal Control Over Financial Reporting.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended). Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting based on the criteria set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on this evaluation, management has concluded that the Company’s internal control over financial reporting was effective as of September 30, 2009.
This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.
Changes in Internal Control Over Financial Reporting.
There were no changes in our internal control over financial reporting during the fourth quarter of our 2009 fiscal year, which were identified in connection with management’s evaluation required by paragraph (d) of rules 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.	OTHER INFORMATION.
None.
PART III
Pursuant to General Instruction G(3), we omit Part III, Items 10, 11, 12, 13 and 14 and incorporate such items by reference to an amendment to this Annual Report on Form 10-K or to a definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report (September 30, 2009).

ITEM 10.	DIRECTORS; EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE.
The information required by this Item is incorporated by reference from the definitive proxy statement for our 2010 Annual Meeting of Members to be filed with the Securities and Exchange Commission within 120 days after the end of our 2009 fiscal year.

ITEM 11.	EXECUTIVE COMPENSATION.
The information required by this Item is incorporated by reference from the definitive proxy statement for our 2010 Annual Meeting of Members to be filed with the Securities and Exchange Commission within 120 days after the end of our 2009 fiscal year.

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
The information required by this Item is incorporated by reference from the definitive proxy statement for our 2010 Annual Meeting of Members to be filed with the Securities and Exchange Commission within 120 days after the end of our 2009 fiscal year.

57

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.
The information required by this Item is incorporated by reference from the definitive proxy statement for our 2010 Annual Meeting of Members to be filed with the Securities and Exchange Commission within 120 days after the end of our 2009 fiscal year.

ITEM 14.	PRINCIPAL ACCOUNTING FEES AND SERVICES.
The information required by this Item is incorporated by reference from the definitive proxy statement for our 2010 Annual Meeting of Members to be filed with the Securities and Exchange Commission within 120 days after the end of our 2009 fiscal year.
PART IV

ITEM 15.	EXHIBITS, FINANCIAL STATEMENT SCHEDULES.
The following exhibits are filed as part of, or are incorporated by reference into, this report:

Exhibit		Method of
No.	Description	Filing
10.1	Southwest Georgia Ethanol, LLC Subordinated Promissory Note Due June 30, 2011 payable to Fagen, Inc. dated June 30, 2009	1

31.1	Certificate pursuant to 17 CFR 240 15d-14(a)	*

31.2	Certificate pursuant to 17 CFR 240 15d-14(a)	*

32.1	Certificate pursuant to 18 U.S.C. Section 1350	*

32.2	Certificate pursuant to 18 U.S.C. Section 1350	*

(1)	Incorporated by reference to Exhibit of the same number filed with our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2009.

(*)	Filed herewith.

58

SIGNATURES
In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED ETHANOL, LLC
Date: December 23, 2009	/s/ Murray Campbell
Murray Campbell
Chief Executive Officer and Director

Date: December 23, 2009	/s/ Lawrence Kamp
Lawrence Kamp
Chief Financial Officer
In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 23, 2009	/s/ Murray Campbell
Murray Campbell
Chief Executive Officer and Director

Date: December 23, 2009	/s/ Lawrence Kamp
Lawrence Kamp
Chief Financial Officer

Date: December 23, 2009	/s/ Miley Adams
Miley Adams, Director

Date: December 23, 2009	/s/ Steve Collins
Steve Collins, Treasurer and Director

Date: December 23, 2009	/s/ Michael Harrell
Mike Harrell, Director

Date: December 23, 2009	/s/ Donald Shirah
Donald Shirah, Director

Date: December 23, 2009	/s/ Tommy Hilliard
Tommy Hilliard, Vice Chairman and Director

Date: December 23, 2009	/s/ Thomas H. Dollar, II
Thomas H. Dollar, II, Chairman and Director

Date: December 23, 2009	/s/ Robert L. Holden, Sr.
Robert L. Holden, Sr., Director

Date: December 23, 2009	/s/ Kenneth Jack Hunnicutt
Kenneth Jack Hunnicutt, Director

59

EXHIBIT INDEX

Exhibit
No.	Description

31.1	Certificate pursuant to 17 CFR 240 15d-14(a)

31.2	Certificate pursuant to 17 CFR 240 15d-14(a)

32.1	Certificate pursuant to 18 U.S.C. Section 1350

32.2	Certificate pursuant to 18 U.S.C. Section 1350

60

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☑	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the quarterly period ended June 30, 2010

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the transition period from                      to
Commission file number 000-53039
FIRST UNITED ETHANOL, LLC
(Name of registrant as specified in its charter)

Georgia	20-2497196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4433 Lewis B. Collins Road, Pelham, Georgia	31779
(Address of principal executive offices)	(Zip Code)
(229) 522-2822
(Registrant’s telephone number)
Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☐ Yes ☑ No
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ Yes ☐ No
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☑ No
Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: As of August 13, 2010 there were 81,984 membership units outstanding.

2

PART I — FINANCIAL INFORMATION
Item 1. Financial Statements.
FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	June 30, 2010	September 30, 2009
	(Unaudited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,734,708	$—
Trade and other accounts receivable, net of allowance for doubtful accounts of approximately $46,000 and $53,500, respectively	3,322,207	4,080,745
Due from broker	457	109,700
Inventory	7,500,716	7,619,273
Other assets	1,078,582	75,714

Total current assets	13,636,670	11,885,432

PROPERTY AND EQUIPMENT
Office building, furniture and equipment	1,091,395	1,080,985
Land and improvements	2,508,148	2,508,148
Plant buildings and equipment	161,421,785	161,289,145

	165,021,328	164,878,278
Less accumulated depreciation	(15,391,607)	(8,840,707)

	149,629,721	156,037,571

RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	2,779,634	4,269,662

FINANCING COSTS, net of amortization of $2,727,379 and $1,876,558	3,890,756	4,483,577

TOTAL ASSETS	$169,936,781	$176,676,242

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Excess of outstanding checks over bank balance	$—	$81,555
Revolving line of credit	13,784,129	13,784,129
Current portion of long-term debt	6,469,366	9,204,578
Current portion of capital lease obligations	1,038,445	1,019,029
Current portion of interest rate swap liability	572,016	817,718
Accounts payable and accrued expenses	6,544,103	9,243,647
Accrued interest	547,000	615,625
Deferred revenue	1,400,000	—
Derivative financial instruments	—	61,325

Total current liabilities	30,355,059	34,827,606

INTEREST RATE SWAP LIABILITY	286,008	954,004

CAPITAL LEASE OBLIGATIONS	2,772,663	3,073,996

LONG-TERM DEBT	100,711,201	103,325,017

TOTAL LIABILITIES	134,124,931	142,180,623

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY
Membership contributions, 81,984 units issued and outstanding	77,373,609	77,226,361
Accumulated deficit	(41,561,759)	(42,730,742)

Total members’ equity	35,811,850	34,495,619

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$169,936,781	$176,676,242

See Notes to Consolidated Financial Statements.

3

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months	Three months	Nine months	Nine months
	ending June 30,	ending June 30,	ended June 30,	ended June 30,
	2010	2009	2010	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues	$43,553,273	$44,061,519	$152,005,191	$120,224,231
Cost of goods sold	44,968,975	46,262,851	142,269,909	131,037,251

Gross profit (loss)	(1,415,702)	(2,201,332)	9,735,282	(10,813,020)

General and administrative expenses	908,950	1,192,571	3,161,325	3,853,031

Operating income (loss)	(2,324,652)	(3,393,903)	6,573,957	(14,666,051)

Other income (expense)
Unrealized gain (loss) on interest rate swap	321,643	356,194	913,698	(1,304,647)
Gain (loss) on the sale of equipment	(5,815)	—	(5,815)	—
Interest expense	(2,118,860)	(2,954,655)	(6,320,426)	(7,986,018)
Interest income	3,141	4,197	7,569	7,982

	(1,799,891)	(2,594,264)	(5,404,974)	(9,282,683)

Net income (loss)	$(4,124,543)	$(5,988,167)	$1,168,983	$(23,948,734)

Net income (loss) per unit (Basic and Diluted)	$(50.31)	$(75.38)	$14.26	$(308.80)

Weighted average units outstanding	81,984	79,445	81,984	77,555

See Notes to Consolidated Financial Statements.

4

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended	Nine months ended
	June 30, 2010	June 30, 2009
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$1,168,983	$(23,948,734)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	6,550,900	6,050,252
Amortization	850,821	749,607
Non-cash compensation expense	147,248	82,758
Loss on sale of equipment	5,815	—
Unrealized (gains) losses on interest rate swap	(913,698)	1,304,647
Recovery of doubtful receivables	(7,500)	—
Changes in assets and liabilities:
Trade and other accounts receivable	766,038	(4,044,881)
Due from broker	109,243	(10,105)
Inventory	118,557	(754,716)
Other assets	(1,002,868)	1,083,221
Accounts payable and accrued expenses	(2,699,544)	(387,401)
Accrued interest payable	670,125	(342,818)
Deferred revenue	1,400,000	—
Derivative financial instruments	(61,325)	—

Net cash provided by (used in) operating activities	7,102,795	(20,218,170)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of certificates of deposit	(50,000)	—
Proceeds received from sale of equipment	755	—
Purchase of property and equipment, net of returns	(149,620)	(3,469,014)

Net cash (used in) investing activities	(198,865)	(3,469,014)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of notes payable	—	18,988,632
Payment of financing costs	(258,000)	—
Repayment of long-term debt and capital lease obligations	(5,030,945)	(66,885)
Proceeds from revolving line of credit	—	2,384,129
Proceeds from sale of units	—	2,037,550
Release (funding) of restricted cash balance	201,278	(352,969)
Excess of outstanding checks over bank balance	(81,555)	—

Net cash provided by (used in) financing activities	(5,169,222)	22,990,457

Increase (decrease) in cash and cash equivalents	1,734,708	(696,727)

Cash and cash equivalents, beginning of period	—	7,685,978

Cash and cash equivalents, end of period	$1,734,708	$6,989,251

Supplemental disclosure of cash flow information
Cash paid for interest	$5,538,230	$8,329,229

Supplemental disclosure of non-cash investing and financing activities
Repayment of notes and interest payable paid by Bond Trustee	$1,338,750	$900,000
Assets acquired under capital lease or financing arrangement	—	4,612,472
Accrued expenses reclassed to subordinated debt	—	3,977,544
Deferred revenue applied to property & equipment	—	50,000
See Notes to Consolidated Financial Statements.

5

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Nature of Business
First United Ethanol, LLC and subsidiary (the “Company”) is located near Camilla, Georgia. The Company operates a 100 million gallon ethanol plant with distribution within the United States. The Company formally began ethanol operations in October 2008.
The Company was formally organized as a limited liability company on March 9, 2005 under the name Mitchell County Research Group, LLC. In September 2005, the Company formally changed its name to First United Ethanol, LLC. In November 2007, the Company’s wholly owned subsidiary, Southwest Georgia Ethanol, LLC (“SWGE”) was formed in conjunction with the debt financing agreement with West LB. First United Ethanol, LLC transferred the majority of its assets and liabilities to Southwest Georgia Ethanol, LLC.
Basis of Presentation
The consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America.
The accompanying financial information of the Company is unaudited; however, such information reflects all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and results of operations. The results of operations for the three and nine months ended June 30, 2010 are not necessarily indicative of the results that may be expected for the full year. These statements should be read in conjunction with the financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2009.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its 100% owned subsidiary. All material inter-company accounts and transactions are eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements, in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities and other items, as well as the reported revenues and expenses. Actual results could differ from those estimates.
Cash and Cash Equivalents and Restricted Cash and Certificates of Deposit
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash balances are maintained in bank depositories and periodically exceed federally insured limits. The Company has not experienced losses in these accounts. The Company segregates cash held in escrow, cash restricted and certificates of deposit restricted for use by debt agreements as non-current.
Trade Accounts Receivable
Trade accounts receivable are recorded at original invoice amounts less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering customers financial condition, credit history and current economic conditions. Receivables are written off when deemed uncollectible. Recoveries of receivables written off are recorded when received

6

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
Inventories
Ethanol and related products, raw materials and work-in-process are valued using methods which approximate the lower of cost (first-in, first-out) or market. In the valuation of inventories and purchase and sale commitments, market is based on current replacement values except that it does not exceed net realizable values and is not less than net realizable values reduced by allowances for approximate normal profit margin.
Financing Costs
Financing costs associated with the construction and revolving loans discussed in Note 5 and are recorded at cost and include expenditures directly related to securing debt financing. The Company is amortizing these costs using the effective interest method over the term of the agreement. The financing costs are included in interest expense in the statement of operations.
Property and Equipment
Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Buildings	20 Years
Plant and Process Equipment	5-20 Years
Office Furniture and Equipment	3-10 Years
Maintenance and repairs are charged to expense as incurred; major improvements and betterments are capitalized. The present value of capital lease obligations are classified as long-term debt and the related assets are included in property and equipment. Amortization of assets under capital lease is included in depreciation expense.
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows from operations are less than the carrying value of the asset group. An impairment loss would be measured by the amount by which the carrying value of the asset exceeds the fair value of the asset. In accordance with Company policies, management has evaluated the plant for possible impairment based on projected future cash flows from operations. Management has determined that its projected future cash flows from operations exceed the carrying value of the plant and that no impairment exists at June 30, 2010.
Investment in Commodities Contracts, Derivative Instruments and Hedging Activities
The Company is exposed to certain risks related to its ongoing business operations. The primary risks that the Company manages by using forward or derivative instruments are price risk on anticipated purchases of corn and natural gas.
The Company is subject to market risk with respect to the price and availability of corn, the principal raw material we use to produce ethanol and ethanol by-products. In general, rising corn prices result in lower profit margins and, therefore, represent unfavorable market conditions. This is especially true when market conditions do not allow the Company to pass along increased corn costs to our customers. The availability and price of corn is subject to wide fluctuations due to unpredictable factors such as weather conditions, farmer planting decisions, governmental policies with respect to agriculture and international trade and global demand and supply.
Certain contracts that literally meet the definition of a derivative may be exempted from derivative accounting as normal purchases or normal sales. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal purchases or sales are documented as such and exempted from the accounting and reporting requirements of derivative accounting.

7

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
The Company enters into firm-price purchase commitments every month with its natural gas suppliers under which they agree to buy natural gas at a price set in advance of the actual delivery of that natural gas to us. Under these arrangements, the Company assumes the risk of a price decrease in the market price of natural gas between the time this price is fixed and the time the natural gas is delivered. The Company accounts for these transactions as normal purchases, and accordingly, does not mark these transactions to market nor does the Company record the commitment on the balance sheet.
From time to time, the Company enters into short-term cash, options and futures contracts as a means of securing corn for the ethanol plant and managing exposure to changes in commodity prices. The Company maintains a risk management strategy that uses derivative instruments to minimize significant, unanticipated earnings fluctuations caused by market fluctuations. The Company’s specific goal is to protect the Company from large moves in commodity costs. All derivatives will be designated as non-hedge derivatives for accounting purposes and the contracts will be accounted for at fair value. Although the contracts will be effective economic hedges of specified risks, they are not designated as and accounted for as hedging instruments.
As part of its trading activity, the Company uses futures and option contracts offered through regulated commodity exchanges to reduce risk and is exposed to risk of loss in the market value of inventories. To reduce that risk, the Company generally takes positions using cash and futures contracts and options.
To ensure an adequate supply of corn to operate the plant, the Company enters into contracts to purchase corn from local farmers and its major suppliers. At June 30, 2010 and September 30, 2009, the Company had corn contracts totaling approximately $4,838,000 and $300,000, respectively, based upon the average per bushel price.
The Company has also managed a portion of its floating interest rate exposure through the use of interest rate derivative contracts. The Company’s forward LIBOR-based contract reduces risk from interest rate movements as gains and losses on the contract offset portions of the interest rate variability of our variable-rate debt. The notional amount of the swap at June 30, 2010 and September 30, 2009 was $30,847,228 and $47,508,877, respectively. The effect of the swap is to limit the interest rate exposure on the LIBOR component to a fixed rate of 4.04% compared to a variable interest rate. The swap’s notional amount will decrease quarterly to $0 by the termination date of December 31, 2011. The counterparty to the contracts is a large commercial bank, and the Company does not anticipate their nonperformance. The swap is designated as a non-hedge derivative and is marked to market. The estimated fair value of this agreement at June 30, 2010 and September 30, 2009, was a liability of approximately $858,000 and $1,772,000.
Derivatives not designated as hedging instruments at June 30, 2010 and September 30, 2009 were as follows:

	Balance Sheet Classification	June 30, 2010	September 30, 2009
Futures and options contracts	(Current Liabilities)	$—	$(61,325)
Interest rate swap	(Current Liabilities)	572,016	817,718
Interest rate swap	(Non-Current Liabilities)	286,008	954,004

		Nine	Nine	Three	Three
	Statement of	months	months	months	months
	Operations	June 30,	June 30,	June 30,	June 30,
	Classification	2010	2009	2010	2009
Net realized and unrealized gains (losses) on future and option commodity contracts	Revenues	$(13,780)	$—	$38,492	$—

Net realized and unrealized gains on futures and option commodity contracts	Cost of Goods Sold	51,203	1,329,000	12,507	49,000

Net realized and unrealized gains (losses) related to the interest rate swap	Other non-operating (expense)	913,698	(1,304,647)	321,643	(356,194)

8

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
Revenue Recognition
The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable, and collection is reasonably assured.
Revenue from the production of ethanol and related products is recorded at the time title and all risks of ownership transfer to customers, which is typically upon loading and shipping of the product shipment from the facility. Commissions are included in cost of goods sold. In addition, shipping and handling costs incurred by the Company for the sale of ethanol and related products are included in cost of goods sold.
Deferred revenue is recorded when cash has been received, but the revenue recognition process is not complete. The revenue will be recorded when persuasive evidence exists.
Interest income is recognized as earned.
Net Income (Loss) per Membership Unit
For purposes of calculating basic and diluted net income (loss) per member unit, units subscribed and issued by the Company are considered outstanding on the effective date of issue and are weighted by days outstanding.
Income taxes
The Company is organized as a partnership for federal and state income tax purposes and generally does not incur income taxes. Instead, the Company’s earnings and losses are included in the income tax returns of the members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements. Management has evaluated their material tax positions and determined there is no income tax effect with respect to the financial statements at December 31, 2009. The Company is no longer subject to U.S. federal or state income tax examinations by tax authorities for years before December 31, 2005. The Company has not been notified of any impending examinations by tax authorities, and no examinations are in process.
Fair Value of Financial Instruments
Financial instruments include cash and cash equivalents, derivative instruments, trade and other receivables, accounts payable, accrued expenses, notes payable and long-term debt. Management believes the fair value of each of these financial instruments approximates their carrying value on the balance sheet as of the balance sheet date. The fair value of current financial instruments is estimated to approximate carrying value due to the short-term nature of these instruments. The fair value of derivative financial instruments is based on quoted market prices. The fair value of the long-term debt is estimated based on anticipated interest rates which management believes would currently be available to the Company for similar issues of debt, taking into account the current credit risk of the Company and the other market factors.
Reclassification
Certain items in the consolidated statements of operations and balance sheet have been changed to conform to classification adopted for the nine months ended June 30, 2010 with no effect on net income or members’ equity.

9

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
NOTE 2. INVENTORIES
A summary of inventories at June 30, 2010 and September 30, 2009 is as follows:

	June 30, 2010	September 30, 2009

Corn	$3,614,844	$3,958,543
Denaturant and chemical supplies	427,229	287,640
Work in process	1,269,000	1,095,000
Ethanol	1,298,704	1,649,895
Distiller grains	890,939	628,195

Total	$7,500,716	$7,619,273

NOTE 3. RELATED PARTIES AND SUBSEQUENT EVENTS
An entity which has common ownership with Fagen, Inc., the Company’s principal vendor in the construction of the ethanol facility, is also a Member of the Company and holds approximately 1.2% of the outstanding units. In addition, the Company has a subordinated promissory note due Fagen, Inc. in the amount of $3,977,545 as of June 30, 2010 and September 30, 2009.
The Company purchased corn at market prices in the amount of $282,957 and $0 for the three months and $1,786,351 and $946,007 for the nine months ending June 30, 2010 and 2009, respectively, from certain directors in the normal course of business.
During the 3rd quarter 2010, the Company entered into a contract with a director for delivery of approximately 12,000 tons of distiller grains for delivery throughout the remainder of 2010. As of June 30, 2010 the member had prepaid $1,400,000 for the related distiller grains which is being shown as deferred revenue. Subsequent to June 30, 2010, the Company and director both agreed to cancel the contract, as such, the prepayment will be remitted back to the director in the next quarter.
NOTE 4. LEASES
The Company leases operating machinery under a lease agreement with De Lage Landen which is accounted for as a capital lease. The lease will expire in 2013. The assets have a capitalized cost of $157,664 included in property and equipment as of June 30, 2010 and September 30, 2009. Accumulated depreciation totaled $27,589 and $15,766 as of June 30, 2010 and September 30, 2009, respectively.
The Company entered into an Excess Facilities Charge Agreement with Georgia Power Company in which Georgia Power installed a power substation to augment the Company’s power system. The cost of the substation is charged to the Company over a three year period requiring annual payments of principal and interest totaling $686,309 beginning June 30, 2009. The Company has accounted for this agreement as a capital lease. The present value of future payments due under the lease of $1,834,512 is included in property and equipment as of June 30, 2010 and September 30, 2009. Accumulated depreciation totaled $160,517 and $91,726 as of June 30, 2010 and September 30, 2009, respectively.
The Company also entered into a Natural Gas Facilities Agreement with the City of Camilla for a high pressure gas main to serve the plant and purchase natural gas from the City of Camilla. The City of Camilla owns and operates the gas main and leases its usage to the Company. The agreement calls for a monthly facilities charge, in addition to the normal consumption charges, equal to the cost of the installation of the gas main over an 80 month period beginning June 2009 and requiring principal and interest payments of approximately $43,000 each month. The Company has accounted for the facilities lease charges as a capital lease. The asset present value of future payments under the lease of $2,777,960 is included in property and equipment as of June 30, 2010 and September 30, 2009. Accumulated depreciation totaled $254,645 and $138,898 as of June 30, 2010 and September 30, 2009.

10

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
A summary of capital leases as of June 30, 2010 and September 30, 2009 is as follows:

	June 30, 2010	September 30, 2009

De Lage Landen Financial Services, 60 months, interest rate of 7.5%	$104,374	$126,327
Georgia Power Substation lease, 36 months, interest rate of 5.85%	1,299,364	1,299,364
Natural Gas Facilities lease, 80 months, interest rate of 6.59%	2,407,370	2,667,334

	3,811,108	4,093,025
Less current portion	(1,038,445)	(1,019,029)

	$2,772,663	$3,073,996

The Company also entered into operating leases with Trinity Industries Leasing Company for the use of tanker cars. The tanker car leases expire November 2017. During the year ended September 30, 2009, the Company determined that a portion of the tanker cars under the non-cancelable leases will not be utilized and have no future benefit. Accordingly, the Company recorded a liability and a charge to income in the amount $745,000 for the future lease payments associated with the unused tanker cars. The remaining accrual as of June 30, 2010 is approximately $260,750. In February and March of 2010, the Company signed sublease agreements for a portion of the cars through December 2010 and March 2012 and recorded sublease income for the three and nine months ended June 30, 2010 of approximately $151,000 and $294,000.
NOTE 5. DEBT FINANCING ARRANGEMENTS
The Company’s long-term debt outstanding as of June 30, 2010 and September 30, 2009 is summarized as follows:

	June 30, 2010	September 30, 2009

West LB Term Loan, variable interest rates from 4.00% to 7.81%, described below:	$93,800,000	$98,500,000
Subordinated Fagen note, 4% through June 30, 2010 and 8% thereafter	3,977,545	3,977,545
Subordinated debt facility, interest rate of 7.5%, described below	9,250,000	9,850,000
Notes payable John Deere Credit, interest rate of 5.3%, described below	153,022	202,050

	107,180,567	112,529,595
Less current portion	(6,469,366)	(9,204,578)

	$100,711,201	$103,325,017

West LB Credit Arrangement — Senior Debt
SWGE entered into a senior credit agreement that provided for (1) a construction loan facility in an aggregate amount of up to $100,000,000, which converted to a term loan on February 20, 2009 (“Conversion Date”), (2) a term loan facility in an aggregate amount of up to $100,000,000 which matures on February 20, 2015 (the “Final Maturity Date”); and (3) a working capital loan in an aggregate amount of up to $15,000,000 which matures February 20, 2011. The primary purpose of the credit facility was to finance the construction and operation of the Company’s ethanol plant.

11

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
As of June 30, 2010 and September 30, 2009, the Company had drawn $13,784,129 on the $15,000,000 working capital loan.
On June 7, 2010 the Company amended its Senior Credit Agreement and its Accounts Agreement with WestLB. Pursuant to the amended agreements, the Company is required to maintain a certain level of working capital. Pursuant to the amended loan agreements the Company was required to have a working capital deficit of $12,000,000 or less as of June 30, 2010. The Company met that requirement by having a working capital deficit of approximately $11,100,000 at June 30, 2010. The required working capital threshold tightens for the quarters ending September 30, 2010 and December 31, 2010. The Company is required to have a working capital deficit of $9,000,000 or less as of September 30, 2010 and $7,000,000 or less as of December 31, 2010. Subsequent to December 31, 2010, the working capital deficit requirement will remain at $7,000,000 for the term of the loan.
In the event the Company is unable to meet the level of working capital required under the amended loan agreements the Company will be assessed a five percent (5%) fee on the outstanding loans for any quarter for which it is not in compliance. This fee payment is in addition to the interest the Company is required to pay on its outstanding debt pursuant to the original loan agreements. This additional interest fee will be accrued and due February 2015, the final maturity date for the Company’s outstanding loans with West LB. Furthermore, and regardless of whether the Company has maintained the required level or working capital, the Company will be required to make an additional quarterly principal payment of $150,000 toward its outstanding working capital loan balance. This arrangement is distinct from the borrowing base formula and borrowing base certificates previously utilized to monitor compliance with the Company’s working capital loans. This amendment also removes the borrowing base default triggers from the terms of the loan, thereby removing the requirement for waivers.
Prior to signing the amended loan agreements the Company was required to repay the amount that its working capital loan outstanding exceeded its borrowing base. The Company’s borrowing base was 80% of the value of certain accounts receivable and certain inventory owned by FUEL and was calculated on a monthly basis. The Company was required to deliver to its lender a borrowing base certificate setting forth the data necessary to make the borrowing base calculations. As of April 15, 2010 the Company’s working capital loans exceeded its borrowing base by $5,280,368 and the Company was not able to repay that amount to WestLB. Accordingly, the Company requested and obtained a waiver of the loan agreement covenants requiring it to repay the difference between its working capital loan outstanding and its borrowing base. This waiver was part of the amended loan agreements dated June 7, 2010.
Subordinated Debt Facility
The Company has a subordinated debt financing arrangement pursuant to which the Mitchell County Development Authority issued $10,000,000 of revenue bonds that were placed with Wachovia Bank. The Company signed a promissory note, which is collateralized by the Company’s assets and the proceeds were placed in a Bond Trustee account with Regions Bank. The interest rate for this note is 7.5%. The Company is required to maintain a debt service reserve with the Bond Trustee of at least $1,180,000. This note is subordinated to the West LB debt agreement, which currently prohibits the Company from making any debt service payments. As a result, the Bond Trustee made the annual interest and principal payment to the bond holders of approximately $1,339,000 in December 2009 from the debt service reserve. The funds held in the Bond Trustee account are classified as non-current restricted cash and cash equivalents in the Company’s consolidated balance sheet. The subordinated debt is a 15 year note (maturity in December 2011) with annual principal payments each December due to the bond holders in 2010 of $635,000, in 2011 of $530,000, in 2012 of $570,000, in 2013 of $615,000, in 2014 of $660,000 and $6,240,000 thereafter. The $635,000 due in 2010 has been classified as long-term as any payment will come from the debt service fund due to the subordination.
Subordinated Fagen Note
On June 30, 2009, SWGE entered into a subordinated promissory note agreement in the amount of $3,977,545 due Fagen, Inc., a related party, for the remaining design-build contract balance. The note bears interest at 4% through June 30, 2010 and 8% thereafter through maturity on June 30, 2011. Interest is payable quarterly. The first principal payment of $500,000 was due as of September 30, 2009 and annual principal payments of $1,738,772 are due June 30, 2010 and June 30, 2011. However, this note is subordinated to the West LB debt agreement, which currently prohibits the Company from making these principal payments on the schedule described above, based on the amortization of the West LB debt, the earliest any payment can be made is in 2014, and as such the $3,977,545 is being classified as long-term.

12

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
Other Notes Payable
The Company financed the acquisition of certain equipment through two identical notes payable to John Deere Credit. The notes amortize over four years (maturity in August 2012) with monthly principal and interest payments and are secured by the equipment. The interest rate is 5.3%. The combined outstanding balance on these two notes payable is $153,022 and $202,050 as of June 30, 2010 and September 30, 2009, respectively.
NOTE 6. FAIR VALUE MEASUREMENTS
The Company’s balance sheet contains derivative financial instruments and marketable securities that are recorded at fair value on a recurring basis. The Company adopted the fair value measurements and disclosures standard, which defines a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.
The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:
•	Level 1 Observable inputs — unadjusted quoted prices in active markets for identical assets and liabilities;

•	Level 2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data; and

•	Level 3 Unobservable inputs — includes amounts derived from valuation models where one or more significant inputs are unobservable.
The Company has classified its investments in marketable securities and derivative instruments into these levels depending on the inputs used to determine their fair values. The Company’s investments in marketable securities consist of money market funds restricted by the bond holders which are based on quoted prices and are designated as Level 1. The Company’s derivative instruments consist of commodity positions and an interest rate swap. The fair value of the commodity positions are based on quoted prices on the commodity exchanges and are designated as Level 1 and the fair value of the interest rate swap is based on quoted prices on similar assets or liabilities in active markets and discounts to reflect potential credit risk to lenders and are designated as Level 2.
The following table summarizes fair value measurements by level at June 30, 2010 (in thousands):

	Level 1	Level 2	Level 3	Total

Liabilities:
Derivative instruments:
Interest rate swap	$—	$858	$—	$858

Total liabilities	$—	$858	$—	$858

13

FIRST UNITED ETHANOL, LLC AND SUBSIDIARY
Notes to Consolidated Financial Statements (Unaudited)
The following table summarizes fair value measurements by level at September 30, 2009 (in thousands):

	Level 1	Level 2	Level 3	Total

Assets:
Investments in marketable securities, included in restricted cash	$1,597	$—	$—	$1,597

Total assets	$1,597	$—	$—	$1,597

Liabilities:
Derivative instruments:
Commodity positions	$61	$—	$—	$61
Interest rate swap	—	1,772	—	1,772

Total liabilities	$61	$1,772	$—	$1,833

Certain financial assets and financial liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). Financial assets and financial liabilities measured at fair value on a nonrecurring basis were not significant at June 30, 2010.
NOTE 7. COMMITMENTS AND CONTINGENCIES
Liquidity
Our liquidity, results of operations and financial performance will be impacted by many variables, including the market price for commodities such as, but not limited to, corn, ethanol and other energy commodities, as well as the market price for any co-products generated by the facility and the cost of labor and other operating costs. Assuming future relative price levels for corn, ethanol and distillers grains remain consistent with the relative price levels as of June 30, 2010, the Company expects operations to generate adequate cash flows to maintain operations. This assumption requires the Company to be able to sell all the ethanol that is produced at the plant. The Company expects to be able to satisfy our cash requirements for the next 12 months using only the revolving line of credit, senior credit facility, and earnings from operations.

14

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three and nine month periods ended June 30, 2010, compared to the same period of the prior fiscal year. This discussion should be read in conjunction with the consolidated financial statements and the Management’s Discussion and Analysis section for the fiscal year ended September 30, 2009, included in the Company’s Annual Report on Form 10-K.
Cautionary Statements Regarding Forward-Looking Statements
This report contains forward-looking statements that involve future events, our future performance and our future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the following factors:
•	Changes in our business strategy, capital improvements or development plans;
•	Volatility of corn, natural gas, ethanol, unleaded gasoline, distillers grains and other commodities prices;
•	Limitations and restrictions contained in the instruments and agreements governing our indebtedness;
•	Our ability to generate sufficient liquidity to fund our debt service requirements and capital expenditures;
•	Our ability to comply with our loan covenants and to obtain waivers from our lender for any non-compliance with those covenants;
•	Our ability to secure the financing we require to maintain liquidity and operate our business;
•	The results of our hedging transactions and other risk management strategies;
•	Our inelastic demand for corn, as it is the only available feedstock for our plant;
•	Changes in the environmental regulations or in our ability to comply with the environmental regulations that apply to our plant site and our operations;
•	The effects of mergers or consolidations in the ethanol industry;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Changes in the availability of credit to support the level of liquidity necessary to implement our risk management activities;
•	Changes in or elimination of federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);
•	Overcapacity within the ethanol industry;
•	Changes and advances in ethanol production technology that may make it more difficult for us to compete with other ethanol plants utilizing such technology;
•	Our reliance on key management personnel;
•	The development of infrastructure related to the sale and distribution of ethanol; and
•	Competition in the ethanol industry and from other alternative fuel additives.
Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

15

Available Information
Information about us is also available at our website at http://www.firstunitedethanol.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Quarterly Report on Form 10-Q.
Overview
First United Ethanol, LLC (“we,” “us,” “FUEL,” “First United,” or the “Company”) was formed as a Georgia limited liability company on March 9, 2005, for the purpose of raising capital to develop, construct, own and operate a 100 million gallon per year ethanol plant near Camilla, Georgia. We completed construction of our ethanol plant in October 2008 and plant operations commenced on October 10, 2008. We are currently in our second year of plant operations. In our first year of plant operations we processed approximately 29 million bushels of corn producing 81 million gallons of denatured fuel grade ethanol, 214,000 tons of dried distillers grains and 7,000 tons of wet distillers grains.
Our revenues are derived from the sale and distribution of our ethanol and distillers grains primarily in the southeastern United States. Our ethanol plant currently operates at or near its nameplate capacity. A significant percentage of our corn is supplied to us by train and is originated primarily from the eastern Corn Belt; however, we are able to originate an increasing percentage of our corn from local producers. Currently, approximately 93% of our ethanol is being shipped out of our facility by truck to local and regional blending terminals. Additionally, as of the date of this report, approximately 98.5% of our dried distillers grains are being shipped out of our facility by truck to local livestock and poultry operations.
There have been a number of recent developments in legislation that impacts the ethanol industry. One such development concerns the federal Renewable Fuels Standard (RFS). The ethanol industry is benefited by the RFS which requires that a certain amount of renewable fuels must be used in the United States each year. In February 2010, the EPA issued new regulations governing the RFS. These new regulations have been called RFS2. RFS2 as adopted by the EPA provides that corn-based ethanol from modern ethanol production processes does meet the definition of a renewable fuel under the RFS program.
In addition to RFS2 which included greenhouse gas reduction requirements, in 2009, California passed a Low Carbon Fuels Standard (LCFS). The California LCFS requires that renewable fuels used in California must accomplish certain reductions in greenhouse gases which is measured using a lifecycle analysis, similar to RFS2. Management believes that this lifecycle analysis is based on unsound scientific principles that unfairly disadvantages corn based ethanol. If our industry is unable to supply ethanol to California, it could significantly reduce demand for the ethanol we produce. Several lawsuits have been filed by industry groups challenging the California LCFS.
Ethanol production in the United States is benefited by various tax incentives. The most significant of these tax incentives is the federal Volumetric Ethanol Excise Tax Credit (VEETC). VEETC provides a volumetric ethanol excise tax credit of 45 cents per gallon of ethanol blended with gasoline. VEETC is scheduled to expire on December 31, 2010. If this tax credit is not renewed, it likely would have a negative impact on the price of ethanol and demand for ethanol in the marketplace. The current debate in the U.S. Congress, about deficit spending and energy policy indicates that it is possible that VEETC may not be renewed. If the VEETC that benefits the ethanol industry is allowed to expire, it could negatively impact demand for ethanol and may harm our financial condition.

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Results of Operations for the Three Months Ended June 30, 2010 and 2009
The following table shows the result of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for the three months ended June 30, 2010 and 2009:

	Three Months Ended		Three Months Ended
	June 30, 2010		June 30, 2009
	(Unaudited)		(Unaudited)
Statement of Operations Data	Amount	Percent	Amount	Percent
Revenues	$43,553,273	100.0%	$44,061,519	100.0%
Cost of Goods Sold	44,968,975	103.3%	46,262,851	105.0%
Gross (Loss)	(1,415,702)	(3.3)%	(2,201,332)	(5.0)%
General and Administrative Expenses	908,950	2.1%	1,192,571	2.7%
Operating (Loss)	(2,324,652)	(5.3)%	(3,393,903)	(7.7)%
Other Expense	(1,799,891)	(4.1)%	(2,594,264)	(5.9)%
Net (Loss)	$(4,124,543)	(9.5)%	$(5,988,167)	(13.6)%
Revenues
Our revenues from operations come from two primary sources: sales of fuel ethanol and sales of distillers grains.
The following table shows the sources of our revenue for the three months ended June 30, 2010 and 2009.

	Three Months Ended		Three Months Ended
	June 30, 2010		June 30, 2009
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Ethanol Sales	$36,244,939	83.22%	$35,890,603	81.50%
Dried Distillers Grains Sales	7,029,032	16.14%	8,058,250	18.30%
Wet Distillers Grains Sales	279,302	0.64%	112,666	0.20%
Total Revenues	$43,553,273	100.0%	$44,061,519	100.0%
Our ethanol revenue increased during the three month period ended June 30, 2010 compared to the three month period ended June 30, 2009 as a result of increased ethanol sales. However, our increased ethanol sales were mitigated by a lower per gallon sales price. Our ethanol sales prices for the quarter ended June 30, 2010 decreased approximately 5.5% compared to the three month period ended June 30, 2009. We sold approximately 21,750,000 gallons of ethanol during the three month period ended June 30, 2010 compared to approximately 20,300,000 gallons of ethanol sold during the three month period ended June 30, 2009.
Our distillers grain revenue decreased during the three month period ended June 30, 2010 compared to the same period in 2009. We sold approximately 54,000 tons of dried distillers grains and approximately 8,000 tons of wet distillers grains during the three month period ended June 30, 2010. During the comparable period in 2009 we sold approximately 2,000 fewer tons of dried distillers grains and approximately 6,000 more tons of wet distillers grains. Despite the overall increase in distillers grains production and sales we experienced decrease in the sales price of both our dried distillers grains and our wet distillers grains. For example, during the quarter ended June 30, 2010, the market price of dried distillers grains decreased approximately 18.3% compared to the three month period ended June 30, 2009.
We anticipate receiving higher ethanol prices during the remaining summer months due to a recent increase in the demand for gasoline and ethanol. However, if the price of ethanol were to decrease and remain low for an extended period of time it would have significant negative impact on our liquidity, even if our raw material costs remain steady. We anticipate that the price of distillers grains will continue to fluctuate in reaction to changes in the price of corn. The ethanol industry needs to continue to expand the market for distillers grains in order to maintain current price levels.
Cost of Goods Sold
Our cost of goods sold was approximately $44,969,000 or 103% of our revenues for the three month period ended June 30, 2010, compared to approximately $46,263,000 or 105% of our revenues for the three month period ended June 30, 2009. Our two primary costs of producing ethanol and distillers grains are the cost of corn and natural gas. Approximately 78% of our cost of goods sold is attributable to corn costs and approximately 9% is attributable to natural gas costs.

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While we believe there is corn available nationally from a supply and demand standpoint, there is uncertainty over the quantity and quality of local corn for the plant. The cost of corn is the largest input cost to the plant and these uncertainties could dramatically affect our expected input costs. During the three month period ended June 30, 2010, corn prices were relatively steady but increased after the end of the quarter. We expect that corn prices will continue to be volatile for the rest of our fiscal year, depending on weather conditions and other demand factors.
Our other costs of goods sold include denaturant, process chemicals, electricity, transportation, and direct labor. Together these costs represent approximately 13% of our cost of goods sold. We do not anticipate these costs to be as volatile as our corn and natural gas expenses. However, our transportation, electrical and denaturant costs are directly tied to the price of energy generally and, therefore, may fluctuate along with the price of petroleum based energy products.
At June 30, 2010 and September 30, 2009, the Company had forward corn contracts totaling approximately $4,838,000 and $300,000, respectively, based upon the average per bushel price.
General and Administrative Expenses
Our general and administrative expenses as a percentage of revenues were 2.1% for the three month period ended June 30, 2010, and our general and administrative expenses as a percentage of revenues were 2.7% for the three month period ended June 30, 2009. General and administrative expenses consist primarily of payroll, employee benefits, and professional fees. Our general and administrative expenses have been decreasing since beginning operations due to our ability to make our internal operations more efficient.
Operating Income (Loss)
Our loss from operations for the three months ended June 30, 2010 was 3.3% of our revenues, our loss for the three months ended June 30, 2009 was 7.7% of our revenues. We had an operating loss for these periods because we had high input prices relative to our ethanol and distillers grains revenues. This coincided with a soft demand cycle in the ethanol market thereby limiting the volume of ethanol that could be sold at favorable price levels. Subsequent to our quarter ended June 30, 2010, ethanol demand has increased with the summer driving season which has given us the opportunity to sell available production at favorable price levels.
Other (Expense)
We had total other expense for the quarter ended June 30, 2010 of approximately $1,800,000 resulting primarily from our interest expense for the period. Interest expense for the period was approximately $2,119,000 which was offset by an unrealized gain of approximately $322,000 for the change in fair value of our interest rate swap.

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Additional Information
The following table shows additional information regarding production and price levels for our primary inputs and products for the three months ended June 30, 2010 and 2009.

Percentage of Increase (Decrease) for
comparison of Three Months Ended
June 30, 2010 to June 30, 2009
Production:
Ethanol sold (gallons)	6.94%
Dried distillers grains sold (tons)	(4.28)%
Wet distillers grains sold (tons)	278.19%
Revenues:
Ethanol average price per gallon	(5.55)%
Dried distillers grains revenue per gallon of ethanol sold	(18.39)%
Wet distillers grains revenue per gallon of ethanol sold	83.33%
Total revenue per gallon of ethanol sold	(7.29)%
Costs:
Corn cost per gallon of ethanol sold (including freight)	(13.71)%
Overhead and other direct costs per gallon of ethanol sold	(8.10)%
Total cost per gallon of ethanol sold	(12.52)%
During the quarter ended June 30, 2010, our market price of ethanol decreased approximately 5.5% compared to the three month period ended June 30, 2009. If our average price received per gallon of ethanol had been $0.10 lower, our gross margin for the quarter would have decreased by approximately $2,178,650, assuming our other revenues and costs remained unchanged.
During the quarter ended June 30, 2010, the market price of dried distillers grains decreased approximately 18.3% compared to the three month period ended June 30, 2009. If our average price received per ton of dried distillers grains had been $1.00 lower, our gross margin for the quarter would have decreased by approximately $53,752, assuming our other revenues and costs remained unchanged.
During the quarter ended June 30, 2010, the market price of corn on a per gallon basis decreased by approximately 13.7% compared to the three month period ended June 30, 2009. If our average price paid per bushel of corn had been $0.25 higher, our gross margin for the quarter would have decreased by approximately $1,847,455, assuming our other revenues and costs remained unchanged.
Results of Operations for the Nine Months Ended June 30, 2010 and 2009
The following table shows the results of our operations and the approximate percentage of revenues, costs of sales, operating expenses and other items to total revenues in our unaudited statements of operations for the nine months ended June 30, 2010 and 2009:

	Nine Months Ended		Nine Months Ended
	June 30, 2010		June 30, 2009
	(Unaudited)		(Unaudited)
Statement of Operations Data	Amount	Percent	Amount	Percent
Revenues	$152,005,191	100.0%	$120,224,231	100.0%
Cost of Goods Sold	142,269,909	93.6%	131,037,251	109.0%
Gross Profit (Loss)	9,735,282	6.4%	(10,813,020)	(9.0)%
General and Administrative
Expenses	3,161,325	2.1%	3,853,031	3.2%
Operating Income (Loss)	6,573,957	4.3%	(14,666,051)	(12.2)%
Other (Expense)	(5,404,974)	(3.6)%	(9,282,683)	(7.7)%
Net Income (Loss)	$1,168,983	0.8%	(23,948,734)	(19.9)%

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Revenues
Our revenues from operations come from two primary sources: sales of fuel ethanol and sales of distillers grains.
The following table shows additional data regarding production and price levels for our primary inputs and products for the nine months ended June 30, 2010 and 2009:

Percentage of Increase (Decrease)
For comparison of Nine Months
Ended June 30, 2010 to June, 2009
Production:
Ethanol sold (gallons)	13.16%
Dried distillers grains sold (tons)	17.26%
Wet distillers grains sold (tons)	1307.11%
Revenues:
Ethanol average price per gallon	7.24%
Dried distillers grains revenue per gallon of ethanol sold	(11.94)%
Wet distillers grains revenue per gallon of ethanol sold	300.0%
Total revenue per gallon of ethanol sold	4.39%
Costs:
Corn cost per gallon of ethanol sold (including freight)	(10.62)%
Overhead and other direct costs per gallon of ethanol sold	(27.84)%
Total cost per gallon of ethanol sold	(14.92)%
In the nine month period ended June 30, 2010, ethanol sales comprised approximately 83% of our revenues and distillers grains sales comprised approximately 17% of our revenues. For the nine month period ended June 30, 2009, ethanol sales comprised approximately 81% of our revenue, without accounting for ethanol hedging, and distillers grains sales comprised approximately 19% of our revenue. Our revenues were higher for our first three quarters of fiscal year 2010 compared to the same period of 2009 primarily as a result of our increase in ethanol production and an increase in the sales price of our ethanol.
The average ethanol sales price we received for the nine month period ended June 30, 2010 was approximately 7% higher than our average ethanol sales price for the comparable 2009 period. Management attributes this increase in ethanol prices with the increase in commodity prices generally as a result of the gradually improving economic situation in the United States. Management anticipates the price of ethanol may increase during the last quarter of our 2010 fiscal year as a result of an increase in fuel demand as we complete the summer driving season which, historically, has positively affected the market prices of crude oil and gasoline.
The price we received for our dried distillers grains decreased by approximately 11% during the nine month period ended June 30, 2010 compared to the same period of 2009. Management attributes this decrease in the price of our dried distillers grains to an decrease in the demand for our distillers grains outside of our local market area. Our local market has also experienced an increase in the supply of dried distillers grains from other sources which has placed downward pressure on the price we receive for our distillers grains. Finally, the price of dried distillers grains changes in proportion to the price of corn, which has decreased in the nine month period ended June 30, 2010. Accordingly, we anticipate that the market price of distillers grains will continue to be volatile as a result of changes in the price of corn and competing animal feed substitutes such as soybean meal.

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Cost of Sales
Our costs of goods sold as a percentage of revenues were approximately 94% for the nine month period ended June 30, 2010 compared to approximately 109% for the same period of 2009. Our two largest costs of production are corn (78% of cost of goods sold for our nine months ended June 30, 2010) and natural gas (9% of cost of goods sold for our nine months ended June 30, 2010). Our cost of goods sold decreased by approximately 15% in the nine months ended June 30, 2010, compared to the nine months ended June 30, 2009, and our revenue for the same period increased by approximately 4.5%. This decrease in the cost of goods sold is primarily a result of weaker corn prices combined with an increase in the volume of corn processed at our facility.
General and Administrative Expenses
Our general and administrative expenses as a percentage of revenues were lower for the nine month period ended June 30, 2010 than they were for the same period ended June 30, 2009. These percentages were approximately 2.1% and approximately 3.2% for the nine months ended June 30, 2010 and 2009, respectively. This decrease in general and administrative expenses is primarily due to a decrease in legal fees and the costs associated with the initial training of our personnel during the first few months of plant operations. Our management and staff has also increased operating efficiencies and made a concerted effort to lower our general and administrative expenses. We expect that going forward our general and administrative expenses will remain relatively steady.
Operating Income (Loss)
Our income from operations for the nine months ended June 30, 2010 was approximately 4.3% of our revenues compared to loss of approximately 12.2% of our revenues for the nine months ended June 30, 2009. This increase in our profitability is primarily due to the increase in the price we received for our ethanol for the nine months ended June 30, 2010 compared to the nine months ended June 30, 2009 combined with a decrease in our costs of goods sold during the same timeframe.
Other (Expense)
Other expense for the nine months ended June 30, 2010, was approximately 3.6% of our revenue and totaled approximately $5,405,000. Other expense for the nine months ended June 30, 2009 totaled approximately $9,280,000 and was approximately 7.7% of our revenues. The decrease is attributable to less interest expense and favorable unrealized gains on our interest rate swap. Interest expense for the nine months ended June 30, 2010, was approximately $6,320,000. Interest expense for the nine months ended June 30, 2009 was approximately $7,990,000. This reduction in interest expense is due primarily to a reduction in our outstanding debt and fluctuations in interest rates.
Changes in Financial Condition for the Nine Months Ended June 30, 2010 and 2009
We experienced an increase in our current assets at June 30, 2010 compared to our fiscal year ended September 30, 2009. As of June 30, 2010, we had been experiencing positive margins which enabled us to hold additional cash. We had approximately $1,735,000 more cash on hand at June 30, 2010 compared to September 30, 2009. However, at June 30, 2010 we had accounts receivable of approximately $3,222,000 compared to approximately $4,081,000 of accounts receivable at September 30, 2009.
Our net property and equipment was slightly lower at June 30, 2010 compared to September 30, 2009 as a result of depreciation expense taken for the nine months ended June 30, 2010. We do not expect any significant additional capital expenditures as our plant is now complete.
We experienced a decrease in our total current liabilities on June 30, 2010 compared to September 30, 2009 and also a decrease in our long-term liabilities as of June 30, 2010 compared to September 30, 2009, primarily as a result of principal payments made on our long-term debt. At June 30, 2010, we had approximately $100,711,000 outstanding in the form of long-term loans less current maturities, compared to approximately $103,325,000 at September 30, 2009.
Liquidity and Capital Resources
We have completed approximately twenty-one months of operations as of the filing of this report. The relative price levels of corn, ethanol and distillers grains have resulted in tight, and sometimes negative, operating margins. We had positive earnings for the nine month period ended June 30, 2010. However, if substantial losses return, or if we are unable to obtain additional working capital, liquidity concerns may require us to curtail operations or pursue other actions that could adversely affect future operations.

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In June 2010 we amended our Senior Credit Agreement and our Accounts Agreement with WestLB. Pursuant to the amended loan agreements we were required to have a working capital deficit of $12,000,000 or less as of June 30, 2010. We met that requirement by having a working capital deficit at June 30, 2010 of approximately $11,100,000. The required working capital threshold tightens for the quarters ending September 30, 2010 and December 31, 2010. We are required to have a working capital deficit of $9,000,000 or less as of September 30, 2010 and $7,000,000 or less as of December 31, 2010. Subsequent to December 31, 2010 the working capital deficit requirement will remain at $7,000,000 for the term of the loan.
In the event we are unable to meet the level of working capital required under the amended loan agreements we will be assessed a five percent (5%) fee on the outstanding loans for any quarter we are not in compliance. This fee payment is in addition to the interest we are required to pay on our outstanding debt pursuant to our original loan agreements. This additional interest fee will be accrued and due February 2015, the final maturity date our outstanding loans with West LB. Furthermore, and regardless of whether we have maintained the required level or working capital, we will be required to make an additional quarterly principal payment of $150,000 toward our outstanding working capital loan balance.
The following table shows cash flows for the nine months ended June 30, 2010 and 2009:

	Nine Months Ended June 30
	2010	2009
Net cash provided by (used in ) operating activities	$7,102,795	$(20,218,170)
Net cash (used in) investing activities	(198,865)	(3,469,014)
Net cash provided by (used in) financing activities	(5,169,222)	22,990,457
Net increase (decrease) in cash and cash equivalents	1,734,708	(696,727)
Cash and cash equivalents, end of period	$1,734,708	$6,989,251
Operating Cash Flows: We experienced a significant increase in net cash provided by operating activities during the nine months ended June 30, 2010 compared to the same period of 2009. This increase in net cash provided by operating activities was primarily a result of the significant increase in net income we experienced during the nine months ended June 30, 2010. Cash provided by operating activities was $7,102,795 for the nine months ended June 30, 2010 compared to $20,218,170 of cash used in operations for the same period in 2009. Our net income from operations for the nine months ended June 30, 2010 was $1,168,983 due to slightly favorable market conditions.
Investing Cash Flows: Cash used in investing activities was $198,865 for the nine months ended June 30, 2010. This amount is small when compared to the $3,469,014 used in investing activities for nine months ended June 30, 2009, when we finished investing in our property and equipment to complete the plant.
Financing Cash Flows: Cash used in financing activities was $5,169,222 for the nine months ended June 30, 2010 and was primarily for the repayment of long-term debt and capital lease obligations. During our nine months ended June 30, 2009 we received notes and line of credit proceeds of approximately $22,990,000 to fund our property and equipment as well as our working capital.
Our liquidity, results of operations and financial performance will be impacted by many variables, including the market price for commodities such as, but not limited to, corn, ethanol and other energy commodities, as well as the market price for any co-products generated by the facility and the cost of labor and other operating costs. Assuming future relative price levels for corn, ethanol and distillers grains remain consistent with the relative price levels as of June 30, 2010 and assuming we have the liquidity necessary to operate the plant at nameplate capacity, we expect operations to generate adequate cash flows to maintain operations. This expectation assumes that we will be able to sell all the ethanol that is produced at the plant. We expect to be able to satisfy our cash requirements for the next 12 months using only our revolving line of credit, senior credit facility, and earnings from operations.

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Senior Credit Facility
On November 20, 2007, First United and Southwest Georgia Ethanol, LLC (“SWGE”), our wholly owned subsidiary, entered into a senior credit agreement with WestLB that provides for (1) a construction loan facility in an aggregate amount of up to $100,000,000 which converted to a term loan on February 20, 2009 (the “Conversion Date”) which matures on February 20, 2015 (the “Final Maturity Date”); and (2) a working capital loan in an aggregate amount of up to $15,000,000 which matures on February 20, 2011. The primary purpose of the senior credit facility was to finance the construction and operation of our ethanol plant.
The principal amount of the term loan facility is payable in quarterly payments ranging from $1,500,000 to $1,600,000, and the remaining principal amounts are fully due and payable on the Final Maturity Date. We made the first three quarterly term loan payments due through June 30, 2010.
Subordinated Debt
On November 30, 2006, we closed a subordinated debt financing arrangement pursuant to which the Mitchell County Development Authority issued $10,000,000 of revenue bonds that were placed with Wachovia Bank. We signed a promissory note, which is collateralized by our assets and the proceeds were placed in a Bond Trustee account with Regions Bank. The interest rate for this note is 7.5%. We are required to maintain a debt service reserve with the Bond Trustee in the amount of $1,180,000. The Bond Trustee made the annual interest and principal payment to the bond holders of approximately $1,339,000 in December 2009. The funds held in the Bond Trustee account are classified as non-current restricted cash and cash equivalents on our consolidated balance sheet. The subordinated debt is a 15 year note with principal payments to be made to bond holders each December. The principal payment due in December 2010 is $635,000.
On June 30, 2009 we agreed on the amount due to Fagen, Inc. for retainage withheld under our design-build contract. As consideration for Fagen, Inc.’s completion of our facility, we executed a subordinated promissory note dated June 30, 2009 in favor of Fagen, Inc. in the amount of approximately $4,000,000. The first principal payment of $500,000 was due September 30, 2009 and annual principal payments of $1,738,772 are due June 30, 2010 and June 30, 2011. The note is subordinated to the WestLB debt agreement, which currently prohibits the Company from making any principal payments on the schedule described above.
Other Notes Payable
We have financed the acquisition of certain equipment through two notes payable to John Deere Credit. The notes amortize over four years with monthly principal and interest payments and are secured by the equipment. The interest rate is 5.3%. The combined outstanding balance on these two notes payable is $153,022 and $202,050 as of June 30, 2010 and September 30, 2009, respectively.
Our long-term debt outstanding as of June 30, 2010 is summarized as follows:

West LB Term Loan, variable interest rates from 4.00% to 7.81%	$93,800,000
Subordinated Fagen Note, interest rate of 4.0% through June 20, 2010 and 8% thereafter	3,977,545
Subordinated debt facility, interest rate of 7.5%	9,250,000
Notes payable John Deere Credit, interest rate of 5.3%	153,022
107,180,567

Less current portion	(6,469,366)
Long-term debt outstanding as of June 30, 2010	$100,711,201

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Debt Covenants
Pursuant to the amended loan agreements we were required to have a working capital deficit of $12,000,000 or less as of June 30, 2010. We met that requirement by having a working capital deficit at June 30, 2010 of approximately $11,100,000. The required working capital threshold tightens for the quarters ending September 30, 2010 and December 31, 2010. We are required to have a working capital deficit of $9,000,000 or less as of September 30, 2010 and $7,000,000 or less as of December 31, 2010. Subsequent to December 31, 2010 the working capital deficit requirement will remain at $7,000,000 for the term of the loan.
In the event we are unable to meet the level of working capital required under the amended loan agreements we will be assessed a five percent (5%) fee on the outstanding loans for any quarter we are not in compliance. This fee payment is in addition to the interest we are required to pay on our outstanding debt pursuant to our original loan agreements. This additional interest fee will be accrued and due February 2015, the final maturity date our outstanding loans with West LB. Furthermore, and regardless of whether we have maintained the required level or working capital, we will be required to make an additional quarterly principal payment of $150,000 toward our outstanding working capital loan balance.
Summary of Critical Accounting Policies and Estimates
Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The fair value of our cash and equivalents approximates their carrying value.
Derivative Instruments
We occasionally enter into short-term cash grain, option and futures contracts as a means of securing corn for the ethanol plant and managing exposure to changes in commodity. We may also enter into short-term forward, option and futures contracts for sales of ethanol to manage exposure to changes in energy prices. All of our derivatives are designated as non-hedge derivatives, and accordingly are recorded at fair value with changes in fair value recognized in net income. Although the contracts are considered economic hedges of specified risks, they are not designated as and accounted for as hedging instruments.
As part of our trading activity, we use futures and option contracts offered through regulated commodity exchanges to reduce our risk and we are exposed to risk of loss in the market value of inventories. To reduce that risk, we generally take positions using cash and futures contracts and options.
Unrealized gains and losses related to derivative contracts for corn purchases are included as a component of cost of goods sold and derivative contracts related to ethanol sales are included as a component of revenues in the accompanying financial statements. The fair values of derivative contracts are presented on the accompanying balance sheet as derivative financial instruments.
Lower of cost or market accounting for inventory and forward purchase contracts
With the significant change in the prices of our main inputs and outputs, the lower of cost or market analysis of inventories and purchase commitments can have a significant impact on our financial performance. The impact of market activity related to pricing of corn and ethanol will require us to continuously evaluate the pricing of our inventory and purchase commitments under a lower of cost or market analysis.
Impairment Analysis
Maintenance and repairs are charged to expense as incurred; major improvements and betterments are capitalized. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows from operations are less than the carrying value of the asset group. An impairment loss would be measured by the amount by which the carrying value of the asset exceeds the fair value of the asset. In accordance with our policies, management has evaluated the plant for possible impairment based on projected future cash flows from operations. Management has determined that its projected future cash flows from operations exceed the carrying value of the plant and that no impairment exists at June 30, 2010.

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Fair Value of Financial Instruments
Financial instruments include cash and cash equivalents, derivative instruments, other receivables, accounts payable, accrued expenses and long-term debt. Management believes the fair value of each of these financial instruments approximates their carrying value in the balance sheet as of the balance sheet date. The fair value of current financial instruments is estimated to approximate carrying value due to the short-term nature of these instruments. The fair value of derivative financial instruments is based on quoted market prices. The fair value of the long-term debt is estimated based on anticipated interest rates which management believes would currently be available to the Company for similar issues of debt, taking into account the current credit risk of the Company and the other market factors.
Off-Balance Sheet Arrangements
We do not have any off-balance sheet arrangements.
Item 3. Quantitative and Qualitative Disclosures about Market Risks
We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide information under this item.
Item 4. Controls and Procedures
Management of FUEL is responsible for maintaining disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934 (the “Exchange Act”) is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. In addition, the disclosure controls and procedures must ensure that such information is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required financial and other required disclosures.
Our management, including our Chief Executive Officer, Murray Campbell, along with our Chief Financial Officer, Larry Kamp, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a — 15(e) under the Exchange Act of 1934, as amended) as of June 30, 2010. Based upon this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management including our principal executive and principal financial officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
There were no changes in our internal control over financial reporting that occurred during the period covered by this quarterly report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.
PART II — OTHER INFORMATION
Item 1. Legal Proceedings.
As of the date of this quarterly report, we are not aware of any material pending legal proceeding to which we are a party or of which any of our property is subject, other than ordinary routine litigation, if any, that is incidental to our business.

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Item 1A. Risk Factors.
You should carefully read and consider the risks and uncertainties below and the other information contained in this report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operation.
Risks Relating to Our Business
The California Low Carbon Fuel Standard may decrease demand for corn based ethanol which could negatively impact our profitability. Recently, California passed a Low Carbon Fuels Standard (LCFS). The California LCFS requires that renewable fuels used in California must accomplish certain reductions in greenhouse gases which are measured using a lifecycle analysis. Management believes that these new regulations could preclude corn based ethanol produced in the Midwest from being used in California. California represents a significant ethanol demand market. If we are unable to supply ethanol to California, it could significantly reduce demand for the ethanol we produce. Any decrease in ethanol demand could negatively impact ethanol prices which could reduce our revenues and negatively impact our ability to profitably operate the ethanol plant.
If the Federal Volumetric Ethanol Excise Tax Credit (“VEETC”) expires on December 31, 2010, it could negatively impact our profitability. The ethanol industry is benefited by VEETC which is a federal excise tax credit of 45 cents per gallon of ethanol blended with gasoline. This excise tax credit is referred to as the blenders credit and is set to expire on December 31, 2010. Although the blenders’ credit is not paid to the ethanol producer, we believe that VEETC positively impacts the price of ethanol. If the portion of VEETC that benefits ethanol is allowed to expire, it could negatively impact the price we receive for our ethanol and could negatively impact our profitability.
If the secondary tariff on imported ethanol is allowed to expire in January 2011, we could see an increase in ethanol produced in foreign countries being marked in the Untied States which could negatively impact our profitability. The secondary tariff on imported ethanol is a 54 cent per gallon tariff on ethanol imports from certain foreign countries. The secondary tariff on imported ethanol is scheduled to expire in January 2011. If this tariff is allowed to expire, an influx of imported ethanol on the domestic ethanol market could have a significant negative impact on ethanol prices and our profitability.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
None.
Item 3. Defaults Upon Senior Securities.
None.
Item 4. (Removed and Reserved)
Item 5. Other Information.
None.

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Item 6. Exhibits. The following exhibits are included herein:

Exhibit No.	Description

10.1	Fourth Amendment to Accounts Agreement between Southwest Georgia Ethanol, LLC and WestLB Ag dated June 7, 2010.

10.2	Sixth Amendment to Senior Credit Agreement between Southwest Georgia Ethanol, LLC and WestLB Ag dated June 7, 2010.

31.1	Certificate Pursuant to 17 CFR 240.15d-14(a).

31.2	Certificate Pursuant to 17 CFR 240.15d-14(a).

32.1	Certificate Pursuant to 18 U.S.C. § 1350.

32.2	Certificate Pursuant to 18 U.S.C. § 1350.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNITED ETHANOL, LLC
Date: August 16, 2010	/s/ Murray Campbell
Murray Campbell
Chief Executive Officer

Date: August 16, 2010	/s/ Lawrence Kamp
Lawrence Kamp
Chief Financial Officer

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APPENDIX D
FORM OF PROXY

PRELIMINARY PROXY
FIRST UNITED ETHANOL, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON                      , 20

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:
Vote by Mail or Facsimile:

1) Read the Proxy Statement

2) Check the appropriate boxes below

3) Sign and date the proxy card

4) Return the proxy card in the envelope provided or via fax to (229) 522-2824 no later than 5:00 p.m. on
                    ,                                          , 20     .
The undersigned hereby appoints                                                                , and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Special Meeting of Members to be held on                      ,                      , 20     , at                                           in                                          , Georgia, and at adjournment thereof, on any matters coming before the meeting.
Said Proxies will vote on the proposals set forth in the notice of the special meeting and proxy statement as specified on this card. If a vote is not specified, said Proxies will vote in favor of the proposals listed below. If any other matters properly come before the special meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of directors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.
Our directors unanimously recommend that you vote “FOR” the proposals 1, 2 and 3.
1. For approval of the proposed amendments to the Second Amended and Restated Operating Agreement of FIRST UNITED ETHANOL, LLC related to the reclassification and contained in the Third Amended and Restated Operating Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2. For approval of the Reclassification of units held by unit holders who are the record holders of 100 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 99 or fewer than 21 units into Class B Units, and the units held by unit holders who are the record holders of 20 or fewer units into Class C Units.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. For approval of the proposed amendments to the Second Amended and Restated Operating Agreement of FIRST UNITED ETHANOL, LLC related to the removal of certain anti-dilution provisions and contained in the Third Amended and Restated Operating Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
You are encouraged to specify your choices by marking the appropriate boxes above. This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting. The Proxies cannot vote your units unless you sign and return this card.

Proposal 1 (the reclassification-related amendments to the Second Amended and Restated Operating Agreement) and Proposal 2 (the reclassification) are conditioned upon each other. If either Proposal 1 or Proposal 2 are not approved, the reclassification or any or all of the proposed amendments that our members otherwise approved will not be implemented. Proposal 3 (the non-reclassification related amendments to the Second Amended and Restated Operating Agreement) is not conditioned upon the approval of Proposal 1 or Proposal 2.
Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder

APPENDIX E
FORM OF TRANSMITTAL LETTER

4433 Lewis B. Collins Road
Pelham, Georgia 31779
[Date]
[name]
[address]
[city, state, zip code]

Re:	First United Ethanol, LLC Membership Certificates
Dear Member:
As you know, the Members of First United Ethanol, LLC (the “Company”) affirmatively voted on                      to reclassify the membership units of the Company into three classes: Class A, Class B and Class C. We now ask that you return your original membership certificate(s) to the Company so that we may re-issue a new certificate to you which will identify the Class of membership units you now own. If your original membership certificates are being held by a bank as security interest for debt or by a trustee or other third party, please make arrangements with such third parties to return your original membership certificates as soon as possible.
Please mail or hand-deliver your membership certificates to:
First United Ethanol, LLC
4433 Lewis B. Collins Road
Pelham, Georgia 31779
Please feel free to contact Alicia Shirah at (229) 522-2824 if you have any questions regarding the return of your membership certificates.
Very truly yours,

Thomas Dollar II, Chairman
The Board of Directors
FIRST UNITED ETHANOL, LLC